OMB APPROVAL
OMB Number: 3235-0570
Expires: January 31, 2014
Estimated average burden hours per response...............20.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-8817
ING Equity Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258

(Address of principal executive offices)	(Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180
Date of fiscal year end: May 31
Date of reporting period: June 1, 2011 to November 30, 2011
ITEM 1. REPORTS TO STOCKHOLDERS.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2011

Classes A, B, C, I, O, R and W

■  ING Equity Dividend Fund

■  ING Growth Opportunities Fund

■  ING Mid Cap Value Fund

■  ING MidCap Opportunities Fund

■  ING Real Estate Fund

■  ING SmallCap Opportunities Fund

■  ING Value Choice Fund

  E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	11
Statements of Assets and Liabilities	13
Statements of Operations	17
Statements of Changes in Net Assets	19
Financial Highlights	23
Notes to Financial Statements	28
Summary Portfolios of Investments	42
Advisory Contract Approval Discussion	58
Shareholder Meeting Information	68

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.inginvestment.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (″SEC″) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor’s downgraded nine countries in the region, including formerly AAA rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional “supercommittee” on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone’s debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
December 20, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2011

As our fiscal year commenced, the mood had darkened. As recently as April, many of the developed world’s economies, including the U.S., and sentiment, seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan and the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But after a fall in May 2011, global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, continued to slide in each of the first four months of the new fiscal year, losing over 16%, before a remarkable October rally clawed back about half of this. At the half-way point in the fiscal year, global equities were down 10.15%. (The MSCI World IndexSM returned (11.66)% for the six months ended November 30, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April 2011. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs well above 200,000 were added in each of January, February and March. But in May, the unemployment rate rebounded to 9.1% and remained at 9% or higher through November, with 42.4% unemployed for more than 26 weeks. By September, the employment report showed zero new jobs created in August. But in a more upbeat November release, this was revised up to 104,000, with September’s new jobs reported at 158,000 and October’s at 80,000.

In the housing market a “double dip” in housing prices had been confirmed in May, when the S&P/Case-Shiller 20-City Composite Home Price Index fell below the near term trough recorded in April 2009. Sales continued at depressed levels, despite improved affordability and record low mortgage interest rates, as access to credit was tight with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29 this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the next quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed.”

Political deadlock added to the gloom. A stopgap agreement to raise the debt ceiling avoided the risk of the United States defaulting on its debt, but it did not stop Standard & Poor’s from downgrading the country’s credit rating. A bipartisan “Debt Supercommittee” appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

But by then, third quarter GDP growth was estimated at 2.0%, while other keenly watched figures like retail sales, industrial production and purchasing managers’ indices were coming in at reasonably healthy levels. “Black Friday” sales on the day after Thanksgiving were reported strong and November ended with the once-feared return to recession looking unlikely.

Despite all this, what moved markets most was news on the euro zone’s sovereign debt crisis, which by early August seemed to be veering out of control. Attention turned from Greece to the much bigger bond markets of Spain and especially Italy, where 10-year Treasury yields rose above an unsustainable 6% and then 7%, roughly the rate that had precipitated bail-outs for Greece, Ireland and Portugal. The European Central Bank (“ECB”) stepped in, uneasily, to buy Italian bonds—and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear. As the fiscal half-year ended, a “grand bargain” seemed to be taking shape, whereby euro zone governments would agree to abide by certain fiscal rules and the ECB would be allowed to buy bonds aggressively.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 3.54% in the six months through November, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index lost an almost identical 3.56%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the 20.79% return on long Treasuries, reflecting declining risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index including dividends, returned (6.25)% for the six months through November, despite October’s 10.7% surge, the best since December 1999. All sectors except utilities and staples posted losses. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as November ended.

In currency markets the euro zone’s problems finally took their toll, as the dollar gained 7.09% on the euro, almost all in November. The pound fell in sympathy with the euro as the UK sends nearly half of its exports to the euro zone: the dollar gained 5.88%. But the dollar fell back against the yen by 3.60% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 13.51% in the six months through November. The economy contracted as it struggled to recover from the tragedies of March. The MSCI Europe ex UK® Index plunged 17.21%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index fell 6.26%. GDP growth rebounded to 0.5% in the third quarter, but probably stagnated thereafter in the face of weak euro zone demand and fiscal austerity at home.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index
A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000 Value® Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 1000® Index	An unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Growth Index
An unmanaged index that measures performance of broad growth segment of the U.S. Equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Value Index	A market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value oriented companies.
Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index
An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

ING EQUITY DIVIDEND FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2011 (as a percentage of net assets)
Financials	23.3%
Energy	13.7%
Health Care	12.4%
Information Technology	9.7%
Consumer Discretionary	9.3%
Utilities	7.2%
Consumer Staples	7.2%
Industrials	6.2%
Telecommunications	6.0%
Materials	2.9%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Equity Dividend Fund (the “Fund” or “Equity Dividend”) seeks growth of capital and current income. The Fund is managed by David Powers, CFA, Robert Kloss and Chris Corapi, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (6.21)% compared to the Russell 1000® Value Index, which returned (9.00)% for the same period.

Portfolio Specifics: The Fund outperformed the benchmark for the period thanks to strong security selection and a boost from sector allocation. Selection within information technology, consumer discretionary and financials was most beneficial. Security selection detracted for the period only within the industrial sector. Within technology, our position in Seagate Technology, Inc., a computer storage and peripherals company, was favorable for returns. We bought it at an attractive valuation as the stock had sold off due to a cycle disruption. The company benefited during the recent floods in Thailand as it was less affected than its peers by the disruption in the supply of hard disks. The company also benefited from the tailwind of an industry in a consolidation phase, which indicates greater control of product pricing. Another technology stock that was favorable to returns was Microsoft Corp. We bought the company because of its attractive valuation and balance sheet. We believed that the pessimism about a slowdown in PC demand was overdone. The stock did well as its X-Box and Windows 7 products were more successful than anticipated; in addition PC demand was better than expected. The company has been raising its dividends, which investors have rewarded. We believe the company is more defensive than its peers. Between the disruptions in Japan and the economic slowdown, less-cyclical stocks have performed better, further benefiting Microsoft.

Within financials, our decisions to underweight Bank of America Corp. (“Bank of America”), not own Citigroup Inc. for most of the period and not own Goldman Sachs Group Inc. were favorable, as these stocks were among the worst performers during the period. Large financials with global presence were hit much harder by investor pessimism due to the persistent uncertainty in Europe, causing these stocks to perform worse than their more regional U.S.-focused peers. Bank of America was among the worst hit within the group due to its significant exposure to mortgage foreclosure problems.
In consumer discretionary, owning Garmin Ltd. added to returns. The company produces navigation devices for vehicles as well as health care, marine transportation and aircrafts. All product areas except vehicle navigation grew, adding to profitability. The vehicle navigation product lines slowed, though less than expected. The company has high free cash flow as well as insider ownership, which added to positive investor sentiment.

Top Ten Holdings as of November 30, 2011 (as a percentage of net assets)
Chevron Corp.	4.7%
Pfizer, Inc.	4.1%
AT&T, Inc.	3.7%
General Electric Co.	3.7%
Merck & Co., Inc.	3.2%
Procter & Gamble Co.	3.0%
Johnson & Johnson	3.0%
JPMorgan Chase & Co.	2.9%
ExxonMobil Corp.	2.7%
Cisco Systems, Inc.	2.6%
Portfolio holdings are subject to change daily.

XXXX

A position in Harsco Corp. (“Harsco”), a provider of industrial services and engineered products for global industries, was unfavorable for returns. The infrastructure and industrials businesses were worse than expected, particularly in the U.K. and Europe. Harsco’s cash flows were worst than expected due to this weak business environment which hurt the stock. We believe the negative news is now built into the stock’s price and expect improvement in the business environment and the company’s free cash flow.
Our position in thrift bank First Niagara Financial Group Inc. also was unfavorable for returns. The bank acquired more than 170 retail bank locations from HSBC and had to issue equity to fund the purchase. The timing of the equity issue coincided with the market slide and the stock saw a heavy sell-off. We believe the acquisitions will be synergistic and will add to profitability and cash flows going forward.

Current Strategy and Outlook: Due to the macro based sell-off, which has included high- and low-quality companies, we are beginning to see attractive valuations among companies that are trading at low prices solely due to risk-based selling. Among the sectors that we believe are beginning to look attractive to us are early cyclicals in consumer, technology and even financials to some extent. Going forward we believe that dividends will continue to be in demand by investors who are searching for income. We are currently overweight metals and mining companies within materials; within energy we are overweight integrated oil and gas and drilling companies and telecommunication services companies. We are not able to find many industrials names with attractive valuations and are underweight that sector.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GROWTH OPPORTUNITIES FUND

Sector Diversification as of November 30, 2011 (as a percentage of net assets)
Information Technology	29.1%
Consumer Discretionary	15.0%
Industrials	12.9%
Energy	12.2%
Consumer Staples	10.3%
Health Care	8.9%
Materials	5.4%
Financials	4.4%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Growth Opportunities Fund (the “Fund” or “Growth Opportunities”) seeks long-term capital appreciation. The Fund is managed by Jeff Bianchi and Chris Corapi, Portfolio Managers of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (5.69)% compared to the Russell 3000® Growth Index, which returned (5.62)%, for the same period.

Portfolio Specifics: For the reporting period, the Fund outperformed before the deduction of fees and expenses, but slightly underperformed after fees and expenses were deducted. The Fund’s underperformance was driven primarily by negative sector allocation; however, much of the loss was offset by positive stock selection. Strong stock selection was evident most notably in the consumer discretionary and consumer staples sectors, as well as industrials and materials. By contrast, weak selection in information technology, energy and healthcare detracted from results.
Apple, Inc. (“Apple”), Bed Bath and Beyond, Inc. and McDonald’s Corp. (“MCD”) outperformed during the six-month period. Apple continued to outperform amid growing optimism surrounding new product launches, particularly the next generation iPhone. MCD outperformed after stronger than expected July comps confirmed that MCD continues to take share in the current, inflationary environment. In addition, MCD outperformed during the recent market sell-off given the defensive nature of its largely franchised business.

Top Ten Holdings as of November 30, 2011 (as a percentage of net assets)
Apple, Inc.	5.8%
ExxonMobil Corp.	4.9%
Philip Morris International, Inc.	3.3%
Qualcomm, Inc.	2.7%
Oracle Corp.	2.7%
Monsanto Co.	2.4%
Microsoft Corp.	2.4%
Wal-Mart Stores, Inc.	2.4%
Danaher Corp.	2.2%
Tyco International Ltd.	2.2%
Portfolio holdings are subject to change daily.

HealthSouth Corp. (“HealthSouth”), Citrix Systems, Inc. and NetApp, Inc. (“NetApp”) were among the most significant detractors for the period. HealthSouth underperformed as proposed Obama healthcare legislation would slash payments to its rehabilitation centers. NetApp underperformed as macroeconomic concerns led to a July slowdown, ultimately resulting in a revenue shortfall.

Current Strategy & Outlook: As we close out the year, we believe the next several quarters will be marked by a heightened level of volatility. In addition, we believe a market environment whereby sell-offs are matched by significant relief rallies will most likely predominate. We recognize the elevated near-term risks; however, we believe they remain a function of follow through on details and execution over the next several months. Longer term, we are optimistic that a substantial rebound may transpire as a result of pent-up demand.

We continue to maintain a fairly sector neutral positioning with active exposures broadly dispersed among many industries.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING MID CAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2011 (as a percentage of net assets)
Financials	24.2%
Industrials	16.3%
Materials	12.5%
Consumer Discretionary	11.3%
Information Technology	9.6%
Energy	8.0%
Health Care	5.8%
Utilities	5.8%
Consumer Staples	2.4%
Telecommunications	0.4%
Assets in Excess of Other Liabilities*	3.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Mid Cap Value Fund (the “Fund” or “MidCap Value”) seeks long term capital appreciation. The Fund’s assets are managed by two sub-advisers — RBC Global Asset Management (U.S.) Inc. (“RBC”) and Wellington Management Company, LLP (“Wellington”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: Stephen E. Kylander and Lance F. James, Portfolio Managers of the portion of the Fund that is managed by RBC, and James N. Mordy, Portfolio Manager of the portion of the Fund that is managed by Wellington.

Performance: For the period since inception on October 3, 2011 through November 30, 2011, the Fund’s Class I shares, excluding sales charges, provided a total return of 18.50% compared to the Russell Midcap® Value Index, which returned 11.97%, for the period from October 3, 2011 through November 30, 2011.

Portfolio Specifics: RBC sleeve(1) — For the period from the sleeve’s inception through November 30, 2011, the fund outperformed its benchmark by approximately 727 basis points. A portion of this was due to a sharp fall in equity markets on the day the fund commenced operations. While equity markets have remained volatile since the end of September, the fund — grounded in bottom-up stock selection based on operating fundamentals and valuation — was well positioned to take advantage of developments such as another round of company quarterly reports and guidance, some potential progress in addressing European sovereign debt, and perhaps most importantly, an abatement of the immediate concerns about a recession in the U.S.

The fund’s outperformance is attributed to a relative overweight positioning in sectors that the recent investment environment favored and stock selection within these sectors, including materials, industrials and energy. Our relative positioning was a result of the valuation disparities that we perceived existed and was supported by a bottom-up evaluation of our holdings.

Wellington sleeve(1)—For the period from the sleeve’s inception through November 30, 2011, the fund outperformed its benchmark by approximately 129 basis points. Allocation among sectors, a residual of the bottom-up stock selection process, was the primary driver of outperformance during the period. An overweight to the materials, industrials, and energy sectors contributed the most to relative results, but was partially offset by weak relative performance due to an overweight to healthcare. A small residual cash position also partially offset results in a generally strong performing equity market.
Stock selection contributed to relative performance during the period. Positive selection in the industrials and consumer staples sectors contributed most to relative results, while weak selection in information technology, materials, and energy partially offset performance. Top contributors to relative performance during the period included U.S.-based distributor of electronics components Arrow Electronics, Inc. (information technology) and U.S. homebuilder Toll Brothers, Inc. (industrials). Top detractors from relative performance included analog semi-conductor manufacturer Avago Technologies Ltd. (information technology) and Swiss pharmaceutical company UCB S.A. (healthcare).

Top Ten Holdings as of November 30, 2011 (as a percentage of net assets)
Schweitzer-Mauduit International, Inc.	2.1%
Reinsurance Group of America, Inc.	2.0%
Fifth Third Bancorp.	2.0%
Mattel, Inc.	1.7%
Avnet, Inc.	1.5%
Tenneco, Inc.	1.5%
Swift Transporation Co.	1.5%
Owens-Illinois, Inc.	1.4%
Arrow Electronics, Inc.	1.3%
Crown Holdings, Inc.	1.3%
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: RBC sleeve(1) — The bedrock of our strategy remains our belief that companies with good business models, secular prospects for improvement, balance sheet strength and attractive valuations will generate favorable long-term returns. Given this approach and the ample opportunity to identify companies that meet our profile, we remain steadfast on fundamentals and valuation at the individual company level.

Wellington sleeve(1) — We believe markets have come to grips with prospects for a much more subdued global economic recovery than had been hoped for earlier in the year. Recent economic data suggest the U.S. economy is expanding at a very slow pace, but this is potentially threatened by the sovereign debt crises in Europe and some slowing in the emerging markets. We believe a worst-case outcome in Europe can be avoided, but deleveraging and fiscal retrenchment will dominate the next few years. We anticipate that slower economic growth could result in an easing of inflationary pressures globally (from lower commodity and raw materials prices) which would allow governments of China and other countries that have tightened monetary conditions to ease back and become more stimulative. In the U.S. we believe we will likely face significant headwinds from withdrawal of fiscal stimulus in 2012 and 2013. At the end of the period our largest overweights were to the industrials, materials, and consumer discretionary sectors. Our largest underweights were to the utilities, financials, and consumer staples sectors.

(1)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING Mid Cap Value Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP OPPORTUNITIES FUND

Sector Diversification as of November 30, 2011 (as a percentage of net assets)
Information Technology	19.6%
Consumer Discretionary	19.0%
Industrials	16.2%
Health Care	11.7%
Energy	9.7%
Financials	8.1%
Materials	6.4%
Consumer Staples	6.0%
Telecommunications	1.7%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING MidCap Opportunities Fund (the “Fund” or “MidCap Opportunities”) seeks long term capital appreciation. The Fund is managed by Jeff Bianchi and James Hasso, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (10.36)% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned (10.35)% and (10.70)%, respectively, for the same period.

Portfolio Specifics: During the period the Fund outperformed the Russell Midcap® Growth Index, thanks to positive sector allocation and stock selection; however, this result was offset by the deduction of fees and expenses. Positive stock selection in consumer staples, telecommunication services and industrials led to gains. A modest overweight to the defensive consumer staples sector also benefited performance. In contrast, weak selection among cyclical sectors such as energy and healthcare detracted from results.
Range Resources Corp. (“Range Resources”), Bed Bath and Beyond, Inc. (“Bed Bath and Beyond”) and Macy’s, Inc. (“Macy’s”) were some of the top performing stocks during the six-month period. Range Resources outperformed following announcement of a second quarter earnings beat; management’s tone was positive on the call. We believe Range Resources is on pace for growth in 2011; going forward we believe it may further benefit from the redeployment of capital towards the higher margin Marcellus shale. Bed Bath and Beyond continued to outperform, announcing strong second quarter earnings that beat expectations. Macy’s continued to outperform, posting consensus beating same-store sales. Sales were driven by strength in private label brands, handbags, watches, shoes and apparel.

Top Ten Holdings as of November 30, 2011 (as a percentage of net assets)
Bed Bath & Beyond, Inc.	2.4%
Range Resources Corp.	2.3%
Cameron International Corp.	2.2%
Ross Stores, Inc.	2.1%
Harley-Davidson, Inc.	2.0%
Pall Corp.	1.9%
Citrix Systems, Inc.	1.9%
Intuit, Inc.	1.8%
Western Union Co.	1.8%
Coca-Cola Enterprises, Inc.	1.7%
Portfolio holdings are subject to change daily.

In contrast, Healthsouth Corp. (“Healthsouth”), Whiting Petroleum Corp. and BMC Software Inc. (“BMC”) underperformed and detracted from results during the period. Healthsouth underperformed as proposed legislation from the Obama administration suggested potential spending cuts on inpatient rehabilitation facilities, directly impacting Healthsouth’s line of business. This event violated our thesis on Healthsouth and we subsequently sold the position. BMC underperformed after missing on ESM (non-mainframe) bookings in the fiscal first quarter. The departure of BMC’s head of sales signaled a violation of our thesis for ownership, and as a result we sold the stock.

Current Strategy & Outlook: We believe that the world is headed for a protracted period of slow growth. We believe this period will be prolonged by the fact that both governments and consumers will have to de-lever, particularly the United States. Hope for equities should not be abandoned, however: in our view, investing in this framework can potentially yield fruitful results.

We believe that when growth is scarce, the equities of attractive growth companies will get bid up. We have shifted our focus towards companies that can gain market share, or create new markets and those with recurring revenues.

We continue to maintain a fairly sector neutral positioning with active exposures broadly dispersed among many industries.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2011 (as a percentage of net assets)
Financials	97.8%
Consumer Discretionary	0.7%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Real Estate Fund (the “Fund” or “Real Estate”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers, of CBRE Clarion Securities LLC — the Sub-Adviser.*

Performance: For the six-month period ended November 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (8.33)% compared to the MSCI U.S. REIT® Index, which returned (9.49)%, for the same period.

Portfolio Specifics: Property companies were down over the past six months due primarily to investor concerns regarding moderation in the pace of economic growth. Uncertainty surrounding the political processes in Europe and the U.S. to address high levels of government debt have also weighed on market sentiment as have worries on whether the Chinese government can engineer a soft landing. The European sovereign debt crisis appears to carry with it a lack of visibility and sponsorship by the stronger European countries. In addition, the downgrade of U.S. debt by rating agency Standard & Poor’s contributed to negative investor sentiment. Meanwhile, economic news has been marginally positive as the Federal Reserve expects the U.S. to continue growing at a “moderate pace.” The mixed nature of macro-economic news continues to remind investors that patience will be required in this recovery.

During the period, the Fund has outperformed the benchmark as the result of good stock selection and sector allocation decisions. Stock selection was positive across all sectors, with the exception of the storage sector, with the strongest contributions coming from the performance of portfolio holdings in the healthcare and mall sectors. Sector allocation added to relative value as an overweight to the outperforming mall sector accounted for much of the outperformance during the period. An underweight to the underperforming office sector also contributed to relative performance. An underweight to the outperforming storage and healthcare sectors detracted from relative performance as did an overweight to the underperforming hotel sector.

Current Strategy & Outlook: Given the economic and policy headwinds, we believe that a listed real estate securities portfolio should be positioned conservatively. Property company share prices tend to discount future expectations quickly so caution is warranted in the current uncertain market. This means carefully underwriting risk and focusing on current cash flow versus potential future income. As such, we are focusing on owning companies which provide the majority if not all of their income from the ownership of property rather than merchant building or development activities. This also means focusing on companies with strong balance sheets, experienced management teams, and resilient property types & geographies. We prefer longer-lease property types over shorter-lease property types and, therefore, would prefer a high-quality regional shopping mall with 5-10 year lease terms versus a hotel company with a 1-2 night average length of stay. Near-term uncertainty dictates a conservative stance in portfolio construction.

We believe that listed property companies should hold up well in an otherwise uncertain economic environment for the following reasons: 1) current income via the dividend is attractive on both an absolute as well as a relative basis versus competing asset classes; 2) valuations are pricing in little to no growth; 3) earnings based on our projections should remain solidly positive barring major shocks; 4) real estate supply remains at historic lows in key markets; and 5) capital remains available for companies with good credit, which includes a large proportion of property companies. Risks to this thesis include a protracted economic recession and/or a significant dislocation in the capital markets.

Top Ten Holdings as of November 30, 2011 (as a percentage of net assets)
Simon Property Group, Inc.	11.2%
Equity Residential	6.2%
Boston Properties, Inc.	5.6%
Public Storage, Inc.	5.0%
HCP, Inc.	4.9%
Ventas, Inc.	4.8%
ProLogis, Inc.	4.7%
AvalonBay Communities, Inc.	4.5%
Vornado Realty Trust	4.4%
Host Hotels & Resorts, Inc.	3.5%
Portfolio holdings are subject to change daily.

We continue to believe total return looking forward will be anchored by a dividend yield in the 4% range plus growth in cash flow per share, which we project to be in the 7% range in 2012 as economic recovery takes hold. While there have been some setbacks in the road to economic recovery of late, and macro-economic risks that remain above average as the result of political processes, we believe that they are not sufficient to derail the positive case for real estate fundamentals over the long run.

*	ING Groep, NV, the indirect parent of both ING Investments, LLC, the Investment Adviser to Real Estate and ING Clarion Real Estate Securities, LLC (“Clarion”), the Sub-Adviser to Real Estate, agreed to sell Clarion and other affiliated entities to CB Richard Ellis Group, Inc. (the “Transaction”). The completion of the Transaction also resulted in a name change for Clarion to CBRE Clarion Securities LLC (“CBRE Clarion”). On June 14, 2011, the Fund’s shareholders approved a new sub-advisory agreement between ING Investments, LLC and CBRE Clarion on the same terms, compensation structure and portfolio management teams as was in place under the Fund’s previous sub-advisory agreement with Clarion and was effective upon the close of the Transaction. The Transaction closed on July 1, 2011.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP OPPORTUNITIES FUND

Sector Diversification as of November 30, 2011 (as a percentage of net assets)
Information Technology	21.7%
Industrials	17.9%
Health Care	17.8%
Consumer Discretionary	15.1%
Financials	11.0%
Energy	9.1%
Materials	3.2%
Consumer Staples	1.3%
Telecommunications	1.0%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING SmallCap Opportunities Fund (the “Fund” or “SmallCap Opportunities”) seeks capital appreciation. The Fund is managed by Steve Salopek and James Hasso, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (9.51)% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned (12.31)% and (12.43)%, respectively, for the same period.

Portfolio Specifics: The majority of the Russell 2000® Growth Index decline occurred during the first four months of the period with the largest decline occurring during August and September. The market declined due to a number of macroeconomic headwinds, including concerns regarding America’s economic recovery, the European banking crisis and the ensuing political turmoil. Given the risk-off environment during this period, it is not surprising that larger small-caps and higher quality stock held up better than smaller small-caps and lower quality stocks. Lower beta stocks — that is, stocks that are less sensitive to market moves — also declined less than higher beta stocks.

During the period, the Fund benefited from stock selection among the information technology (“IT”), industrials, consumer discretionary and materials sectors. Notable outperformance within IT was due to strong stock selection within software, semiconductors and semiconductor equipment and internet software and services. Among industrials, the Fund benefited from stock selection within aerospace and defense, building products, road and rail, and commercial services and supplies. The Fund benefited from stock selection in specialty retail and distributors, within consumer discretionary. Stock selection within metals and mining and chemicals added value within the materials sector. Stock selection within consumer staples and healthcare detracted from performance. In consumer staples, returns were held back by stock selection within food products. Stock selection within health care providers and services and biotechnology detracted from results within healthcare.

Sally Beauty Holdings, Inc. (“Sally Beauty”) and Monro Muffler Brake, Inc. (“Monro”) contributed significantly to performance over the period. Sally Beauty engages in the distribution and retail of professional beauty supplies primarily in North America, South America and Europe. Sally Beauty has continued to perform well due to its solid fundamentals and strong earnings. Comparables have been in the mid single-digit range and the positive mix shift in business has allowed the company to continue to leverage its fixed costs and expand margins. Monro provides automotive undercar repair and tire services. The company has a proven strategy and management team and has had continued solid execution by management. Monro reported good second and third quarter results, continued to grow sales and leverage its fixed costs and continued to work on acquisitions within its existing businesses.

Top Ten Holdings as of November 30, 2011 (as a percentage of net assets)
iShares Russell 2000 Growth Index Fund	2.8%
Woodward Governor Co.	1.4%
Acuity Brands, Inc.	1.3%
Genesee & Wyoming, Inc.	1.3%
Tanger Factory Outlet Centers, Inc.	1.3%
Parametric Technology Corp.	1.3%
SuccessFactors, Inc.	1.2%
McMoRan Exploration Co.	1.2%
Aspen Technology, Inc.	1.2%
Dril-Quip, Inc.	1.2%
Portfolio holdings are subject to change daily.

Diamond Foods, Inc. (“Diamond Foods”) and HealthSouth Corp. (“HealthSouth”) were the two largest detractors from performance over the period. Diamond Foods engages in processing, marketing and distributing snack products. The stock performed poorly due to questions that surfaced regarding the company’s accounting; its audit committee has started an investigation and the upcoming Pringles acquisition has been delayed until these matters have been resolved. The accounting questions are regarding payments to walnut farmers that the company claims are for the upcoming year, while others claim that it is for the past season. If it is related to the past season, numbers may have to be restated and the pending acquisition of Pringles may not go through. The Fund continues to hold this stock as we believe that the payments were for the upcoming season, the Pringles acquisition will go through and the sell-off has been overdone. HealthSouth offers inpatient rehabilitative healthcare services in the United States and Puerto Rico. The stock underperformed due to investors’ concerns regarding the potential for reimbursement cuts that could be enacted as part of the recommendations by the Congressional “supercommittee.” No agreements were reached among the members of the Joint Select Committee on Deficit Reduction; therefore, it looks like sequestration is a possibility. The Fund continues to hold the stock as we believe that concerns did not translate into recommendations, and for the continued strong cash flows of this business.

Currnt Strategy & Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on “quality” companies, i.e., those that we believe have strong management, strong balance sheets and good cash flow generation. Even among cyclicals our primary focus is on management quality, cash flows and the strength of the balance sheet. The recent market environment has provided additional investment opportunities as stock valuations generally have declined. This decline has enabled us to invest in companies that we previously viewed as attractive based on their fundamentals, but were too expensive. Going forward, we believe that we are well positioned as we think that investors will continue to focus on companies’ fundamentals in response to the increased economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2011 (as a percentage of net assets)
Materials	22.6%
Energy	15.3%
Information Technology	11.9%
Utilities	10.2%
Industrials	9.6%
Financials	8.2%
Health Care	6.8%
Consumer Staples	6.2%
Telecommunications	3.6%
Consumer Discretionary	3.0%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Value Choice Fund (the “Fund” or “Value Choice”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Chief Investment Officer, Executive Managing Director and Co-President of Tradewinds Global Investors, LLC — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (5.89)% compared to the Russell 3000® Value Index and the Russell Midcap® Index, which returned (9.29)% and (10.70)%, respectively, for the same period.

Portfolio Specifics: The Fund had negative absolute returns during the six month period ending November 30, 2011. The Fund outperformed its benchmark, the Russell 3000® Value Index, during the period.

Much of the Fund’s relative out performance for the period was due to its investments in financial services and materials & processing sectors. The Fund’s returns during the period were impaired most on a relative basis by its investments in the energy and utilities sectors. The Fund maintains a relative overweight in the materials sector and relative underweight in the financial services sector.

We believe there is a growing availability of appealing investment opportunities due to the common reaction of avoiding risk rather than attempting to manage it. We believe that stocks become less risky as they fall to cheaper valuations. While we’re not pleased with negative investment performance on an absolute basis, we’re quite glad to take advantage of current pricing weakness in companies with what we view as strong prospects.

In the materials & processing sector, Newmont Mining Company, which develops mineral properties and produces gold globally, was the Fund’s top absolute contributor to performance for the period. Also, Barrick Gold Corp., an international gold company was the second highest absolute contributor to performance for the Fund. Mining companies had mostly underperformed the spot prices of the metals they produce earlier this year, but as the year wore on these companies more closely tracked precious metals price appreciation during the period. Though we trimmed our exposure to some of the appreciating mining positions in keeping with our disciplined portfolio model weights, we continue to find these companies priced well below our estimates of their intrinsic worth.
Top Ten Holdings as of November 30, 2011* (as a percentage of net assets)
Barrick Gold Corp.	4.0%
Newmont Mining Corp.	3.9%
Eli Lilly & Co.	3.4%
Cameco Corp.	3.3%
Wal-Mart Stores, Inc.	3.3%
Kinross Gold Corp.	3.3%
Microsoft Corp.	2.8%
Exelon Corp.	2.6%
Best Buy Co., Inc.	2.5%
Polyus Gold International Ltd. GDR	2.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The energy sector was the Fund’s leading detractor from performance for the period. Rising oil prices during the first half of the period caused a reevaluation of the worth inherent in companies which drill, produce, refine, and distribute this important commodity. Arch Coal, Inc., one of the largest coal producers in the United States was the leading detractor from performance in the energy sector. The period’s top detractor from overall performance was Cameco Corp. in the materials & processing sector. Cameco Corp. is one of the world’s leading Uranium producers. It is our belief that nuclear power still meets important global energy requirements, and took advantage of the price correction to add to the Fund’s holdings of high quality nuclear energy-related companies.

Current Strategy & Outlook: As equities continue to wildly fluctuate, we believe many market participants will attempt tactical asset movements in an effort to minimize losses and catch upside performance. The terrific damage which can be done to portfolios when unpredictable markets move against these tactical decisions makes us very wary of such strategies. Instead, we believe that the most effective way to limit the impact of volatility and downdrafts is to build positions in what we believe to be exceptional businesses at inexpensive entry points, then maintain those positions until they become fully valued, an even greater value disconnect is discovered or further information undercuts the initial analysis. While this investment style can be subject to periods of underperformance, we believe investors with resolve will find their long-term interests best served by just such a philosophy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2011*	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2011*
ING Equity Dividend Fund
Class A	$1,000.00	$937.90	1.17%	$5.67	$1,000.00	$1,019.15	1.17%	$5.91
Class B	1,000.00	934.80	1.92	9.29	1,000.00	1,015.40	1.92	9.67
Class C	1,000.00	934.00	1.92	9.28	1,000.00	1,015.40	1.92	9.67
Class I	1,000.00	939.00	0.80	3.88	1,000.00	1,021.00	0.80	4.04
Class R (1)	1,000.00	1,060.40	1.42	4.72	1,000.00	1,017.90	1.42	7.16
Class W	1,000.00	938.60	0.92	4.46	1,000.00	1,020.40	0.92	4.65
ING Growth Opportunities Fund
Class A	1,000.00	943.10	1.35	6.56	1,000.00	1,018.25	1.35	6.81
Class B	1,000.00	940.40	2.00	9.70	1,000.00	1,015.00	2.00	10.08
Class C	1,000.00	940.20	2.00	9.70	1,000.00	1,015.00	2.00	10.08
Class I	1,000.00	945.10	1.00	4.86	1,000.00	1,020.00	1.00	5.05
Class W	1,000.00	944.90	1.00	4.86	1,000.00	1,020.00	1.00	5.05

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was August 5, 2011. Expenses paid for the Actual Fund Return reflect the 118-day period ended November 30, 2011.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2011*	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2011*
ING Mid Cap Value Fund(2)
Class I	$1,000.00	$1,185.00	0.90%	$1.59	$1,000.00	$1,020.50	0.90%	$4.55
ING MidCap Opportunities Fund
Class A	1,000.00	896.40	1.31	6.21	1,000.00	1,018.45	1.31	6.61
Class B	1,000.00	892.90	2.06	9.75	1,000.00	1,014.70	2.06	10.38
Class C	1,000.00	892.90	2.06	9.75	1,000.00	1,014.70	2.06	10.38
Class I	1,000.00	898.30	0.91	4.32	1,000.00	1,020.45	0.91	4.60
Class O	1,000.00	896.20	1.31	6.21	1,000.00	1,018.45	1.31	6.61
Class R(1)	1,000.00	1,055.20	1.56	5.17	1,000.00	1,017.20	1.56	7.87
Class W	1,000.00	897.60	1.06	5.03	1,000.00	1,019.70	1.06	5.35
ING Real Estate Fund
Class A	1,000.00	916.70	1.21	5.80	1,000.00	1,018.95	1.21	6.11
Class B	1,000.00	913.00	1.96	9.37	1,000.00	1,015.20	1.96	9.87
Class C	1,000.00	912.90	1.96	9.37	1,000.00	1,015.20	1.96	9.87
Class I	1,000.00	917.20	0.89	4.27	1,000.00	1,020.55	0.89	4.50
Class O	1,000.00	916.50	1.21	5.80	1,000.00	1,018.95	1.21	6.11
Class R(1)	1,000.00	1,059.60	1.46	4.85	1,000.00	1,017.70	1.46	7.36
Class W	1,000.00	917.70	0.96	4.60	1,000.00	1,020.20	0.96	4.85
ING SmallCap Opportunities Fund
Class A	1,000.00	904.90	1.50	7.14	1,000.00	1,017.50	1.50	7.57
Class B	1,000.00	901.60	2.25	10.70	1,000.00	1,013.75	2.25	11.33
Class C	1,000.00	901.40	2.25	10.70	1,000.00	1,013.75	2.25	11.33
Class I	1,000.00	906.70	1.10	5.24	1,000.00	1,019.50	1.10	5.55
Class R(1)	1,000.00	1,079.70	1.75	5.87	1,000.00	1,016.25	1.75	8.82
Class W	1,000.00	905.90	1.25	5.96	1,000.00	1,018.75	1.25	6.31
ING Value Choice Fund
Class A	1,000.00	941.10	1.40	6.79	1,000.00	1,018.00	1.40	7.06
Class B	1,000.00	937.80	2.15	10.42	1,000.00	1,014.25	2.15	10.83
Class C	1,000.00	937.40	2.15	10.41	1,000.00	1,014.25	2.15	10.83
Class I	1,000.00	942.10	1.15	5.58	1,000.00	1,019.25	1.15	5.81
Class O	1,000.00	940.80	1.40	6.79	1,000.00	1,018.00	1.40	7.06
Class W	1,000.00	942.10	1.15	5.58	1,000.00	1,019.25	1.15	5.81

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was August 5, 2011. Expenses paid for the Actual Fund Return reflect the 118-day period ended November 30, 2011.

(2)	Commencement of operations was October 3, 2011. Expenses paid for the Actual Fund Return reflect the 59-day period ended November 30, 2011.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2011 (UNAUDITED)

	ING Equity Dividend Fund	ING Growth Opportunities Fund	ING Mid Cap Value Fund	ING MidCap Opportunities Fund
ASSETS:
Investments in securities at value+*	$185,503,782	$93,580,416	$156,418,454	$564,808,989
Short-term investments at value***	2,993,000	1,660,700	1,121,818	14,818,489
Cash	—	802	260,577	24
Foreign currencies at value*****	—	—	118	—
Receivables:
Investments securities sold	390,739	3,862,256	1,143,369	2,912,907
Fund shares sold	1,560,345	396,290	3,878,947	1,539,620
Dividends	707,341	163,320	312,895	518,393
Interest	—	—	11	—
Foreign tax reclaim	—	—	—	459
Prepaid expenses	64,765	35,415	16,041	69,812
Reimbursement due from manager	7,869	—	11,513	18,732
Total assets	191,227,841	99,699,199	163,163,743	584,687,425

LIABILITIES:
Payable for investment securities purchased	753,414	3,813,529	490,049	2,420,826
Payable for fund shares redeemed	888,189	411,121	10,587	2,306,271
Payable upon receipt of securities loaned	—	—	53,470	5,393,489
Payable to affiliates	121,313	93,316	101,887	517,088
Payable to custodian due to bank overdraft	51,440	—	—	—
Payable for trustee fees	688	379	1,140	2,773
Other accrued expenses and liabilities	30,518	89,116	59,373	222,225
Total liabilities	1,845,562	4,407,461	716,506	10,862,672
NET ASSETS	$189,382,279	$95,291,738	$162,447,237	$573,824,753

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$176,226,804	$104,796,181	$135,864,657	$533,318,327
Undistributed net investment income (Accumulated net investment loss)	841,767	98,845	211,444	(598,396)
Accumulated net realized gain (loss)	2,503,031	(23,342,935)	4,948,025	9,094,342
Net unrealized appreciation	9,810,677	13,739,647	21,423,111	32,010,480
NET ASSETS	$189,382,279	$95,291,738	$162,447,237	$573,824,753

___________________________
+ Including securities loaned at value	$—	$—	$50,490	$5,275,121
* Cost of investments in securities	$175,693,271	$79,840,769	$134,995,671	$532,798,438
*** Cost of short-term investments	$2,993,000	$1,660,700	$1,121,818	$14,818,489
***** Cost of foreign currencies	$—	$—	$117	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

	ING Equity Dividend Fund		ING Growth Opportunities Fund		ING Mid Cap Value Fund		ING MidCap Opportunities Fund
Class A:
Net assets		$20,648,631		$41,971,344	$	n/a	$243,129,177
Shares authorized		unlimited		unlimited		n/a	unlimited
Par value		$0.010		$0.010	$	n/a	$0.010
Shares outstanding		2,131,880		1,917,105		n/a	12,827,380
Net asset value and redemption price per share		$9.69		$21.89	$	n/a	$18.95
Maximum offering price per share (5.75%)(1)		$10.28		$23.23	$	n/a	$20.11

Class B:
Net assets		$466,893		$3,947,878	$	n/a	$7,316,827
Shares authorized		unlimited		unlimited		n/a	unlimited
Par value		$0.010		$0.010	$	n/a	$0.010
Shares outstanding		48,398		194,114		n/a	430,032
Net asset value and redemption price per share†		$9.65		$20.34	$	n/a	$17.01

Class C:
Net assets		$6,203,977		$14,676,230	$	n/a	$77,653,880
Shares authorized		unlimited		unlimited		n/a	unlimited
Par value		$0.010		$0.010	$	n/a	$0.010
Shares outstanding		641,518		723,744		n/a	4,589,201
Net asset value and redemption price per share†		$9.67		$20.28	$	n/a	$16.92

Class I:
Net assets		$158,793,016		$34,225,619		$162,447,237	$168,910,703
Shares authorized		unlimited		unlimited		unlimited	unlimited
Par value		$0.010		$0.010		$0.010	$0.010
Shares outstanding		15,622,447		1,474,151		13,703,528	8,386,331
Net asset value and redemption price per share		$10.16		$23.22		$11.85	$20.14

Class O:
Net assets	$	n/a	$	n/a	$	n/a	$39,505,489
Shares authorized		n/a		n/a		n/a	unlimited
Par value	$	n/a	$	n/a	$	n/a	$0.010
Shares outstanding		n/a		n/a		n/a	2,089,179
Net asset value and redemption price per share	$	n/a	$	n/a	$	n/a	$18.91

Class R:
Net assets		$3,162	$	n/a	$	n/a	$3,165
Shares authorized		unlimited		n/a		n/a	unlimited
Par value		$0.010	$	n/a	$	n/a	$0.010
Shares outstanding		326		n/a		n/a	167
Net asset value and redemption price per share		$9.69	$	n/a	$	n/a	$18.94

Class W:
Net assets		$3,266,600		$470,667	$	n/a	$37,305,512
Shares authorized		unlimited		unlimited		n/a	unlimited
Par value		$0.010		$0.010	$	n/a	$0.010
Shares outstanding		322,142		20,627		n/a	1,858,066
Net asset value and redemption price per share		$10.14		$22.82	$	n/a	$20.08

___________________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

	ING Real Estate Fund	ING SmallCap Opportunities Fund	ING Value Choice Fund
ASSETS:
Investments in securities at value+*	$750,850,668	$164,451,670	$848,870,758
Short-term investments at value***	12,057,200	5,642,067	45,120,908
Cash	—	235	—
Receivables:
Investments securities sold	—	3,181,717	1,398,889
Fund shares sold	2,743,636	39,302	646,164
Dividends	333,322	101,247	1,719,002
Interest	—	—	300,935
Prepaid expenses	73,487	45,478	73,629
Reimbursement due from manager	—	24,915	18,737
Total assets	766,058,313	173,486,631	898,149,022

LIABILITIES:
Payable for investment securities purchased	2,169,234	52,042	2,933,938
Payable for fund shares redeemed	920,658	403,964	3,316,715
Payable upon receipt of securities loaned	—	5,224,067	19,144,286
Payable to affiliates	543,420	155,802	972,585
Payable for trustee fees	3,772	611	4,643
Other accrued expenses and liabilities	231,013	113,777	236,906
Total liabilities	3,868,097	5,950,263	26,609,073
NET ASSETS	$762,190,216	$167,536,368	$871,539,949

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$699,176,075	$173,757,254	$775,784,986
Undistributed (distributions in excess of) net investment income (Accumulated net investment loss)	(6,050,641)	(452,905)	5,653,071
Accumulated net realized gain (loss)	(176,036,022)	(14,517,416)	67,242,106
Net unrealized appreciation	245,100,804	8,749,435	22,859,786
NET ASSETS	$762,190,216	$167,536,368	$871,539,949

___________________________
+ Including securities loaned at value	$—	$5,074,504	$18,581,698
* Cost of investments in securities	$505,749,864	$155,702,235	$826,010,972
*** Cost of short-term investments	$12,057,200	$5,642,067	$45,120,908

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

	ING Real Estate Fund	ING SmallCap Opportunities Fund		ING Value Choice Fund
Class A:
Net assets	$149,971,751		$64,214,998		$470,682,183
Shares authorized	unlimited		unlimited		unlimited
Par value	$0.010		$0.010		$0.010
Shares outstanding	10,861,517		1,678,275		27,536,838
Net asset value and redemption price per share	$13.81		$38.26		$17.09
Maximum offering price per share (5.75%)(1)	$14.65		$40.59		$18.13

Class B:
Net assets	$1,109,089		$1,830,083		$15,412,509
Shares authorized	unlimited		unlimited		unlimited
Par value	$0.010		$0.010		$0.010
Shares outstanding	80,006		54,861		913,132
Net asset value and redemption price per share†	$13.86		$33.36		$16.88

Class C:
Net assets	$13,876,752		$21,146,399		$189,679,863
Shares authorized	unlimited		unlimited		unlimited
Par value	$0.010		$0.010		$0.010
Shares outstanding	960,980		635,173		11,303,114
Net asset value and redemption price per share†	$14.44		$33.29		$16.78

Class I:
Net assets	$494,317,740		$79,333,189		$126,750,433
Shares authorized	unlimited		unlimited		unlimited
Par value	$0.010		$0.010		$0.010
Shares outstanding	33,436,448		1,981,834		7,342,810
Net asset value and redemption price per share	$14.78		$40.03		$17.26

Class O:
Net assets	$31,078,317	$	n/a		$6,891,876
Shares authorized	unlimited		n/a		unlimited
Par value	$0.010	$	n/a		$0.010
Shares outstanding	2,254,045		n/a		405,372
Net asset value and redemption price per share	$13.79	$	n/a		$17.00

Class R:
Net assets	$3,157		$3,239	$	n/a
Shares authorized	unlimited		unlimited		n/a
Par value	$0.010		$0.010	$	n/a
Shares outstanding	229		85		n/a
Net asset value and redemption price per share	$13.80		$38.20	$	n/a

Class W:
Net assets	$71,833,410		$1,008,460		$62,123,085
Shares authorized	unlimited		unlimited		unlimited
Par value	$0.010		$0.010		$0.010
Shares outstanding	4,339,000		25,350		3,350,406
Net asset value and redemption price per share	$16.56		$39.78		$18.54

___________________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2011 (UNAUDITED)

	ING Equity Dividend Fund	ING Growth Opportunities Fund	ING Mid Cap Value Fund	ING MidCap Opportunities Fund
			October 3, 2011(1) to November 30, 2011
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,593,010	$536,805	$434,598	$2,986,355
Interest	—	—	157	—
Securities lending income, net	—	223	—	22,463
Total investment income	2,593,010	537,028	434,755	3,008,818

EXPENSES:
Investment management fees	447,206	284,598	173,449	2,079,697
Distribution and service fees:
Class A	16,759	71,517	—	315,526
Class B	1,648	24,665	—	40,123
Class C	22,095	75,190	—	387,098
Class O	—	—	—	49,895
Class R	4	—	—	5
Transfer agent fees:
Class A	7,905	58,463	—	190,403
Class B	193	7,057	—	6,045
Class C	2,616	21,513	—	58,468
Class I	1,934	3,015	314	37,674
Class O	—	—	—	30,132
Class R	1	—	—	2
Class W	850	1,047	—	26,646
Administrative service fees	68,800	37,946	24,778	277,289
Shareholder reporting expense	10,803	183	8,664	27,367
Registration fees	48,135	37,522	10,944	69,162
Professional fees	14,549	10,735	9,832	37,564
Custody and accounting expense	8,367	4,941	10,944	36,227
Trustee fees	1,627	976	1,140	7,879
Offering expense	—	—	2,959	—
Miscellaneous expense	3,193	4,867	1,966	12,476
Interest expense	382	—	—	—
Total expenses	657,067	644,235	244,990	3,689,678
Net waived and reimbursed fees	(53,475)	(93,048)	(21,346)	(60,975)
Brokerage commission recapture	—	—	(333)	—
Net expenses	603,592	551,187	223,311	3,628,703
Net investment income (loss)	1,989,418	(14,159)	211,444	(619,885)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(345,944)	139,040	5,024,575	13,066,416
Foreign currency related transactions	2,397	—	(76,550)	—
Net realized gain (loss)	(343,547)	139,040	4,948,025	13,066,416
Net change in unrealized appreciation (depreciation) on:
Investments	(6,368,863)	(2,623,386)	21,422,783	(77,201,297)
Foreign currency related transactions	72	—	328	(32)
Net change in unrealized appreciation (depreciation)	(6,368,791)	(2,623,386)	21,423,111	(77,201,329)
Net realized and unrealized gain (loss)	(6,712,338)	(2,484,346)	26,371,136	(64,134,913)
Increase (decrease) in net assets resulting from operations	$(4,722,920)	$(2,498,505)	$26,582,580	$(64,754,798)

___________________________
* Foreign taxes withheld	$18,979	$—	$—	$—
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2011 (UNAUDITED)

	ING Real Estate Fund	ING SmallCap Opportunities Fund	ING Value Choice Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,544,238	$469,230	$8,822,950
Interest	—	219	854,310
Securities lending income, net	—	17,441	30,716
Total investment income	6,544,238	486,890	9,707,976

EXPENSES:
Investment management fees	2,640,465	549,624	4,178,402
Distribution and service fees:
Class A	182,088	82,660	632,637
Class B	6,024	9,907	86,242
Class C	68,323	107,073	974,983
Class O	39,893	—	8,632
Class R	5	5	—
Transfer agent fees:
Class A	80,373	62,550	323,978
Class B	683	1,857	11,028
Class C	7,534	20,288	125,197
Class I	98,252	16,292	65,402
Class O	17,853	—	4,441
Class R	1	4	—
Class W	34,720	943	39,340
Administrative service fees	377,203	61,068	464,259
Shareholder reporting expense	24,345	21,411	57,870
Registration fees	55,471	41,483	83,062
Professional fees	38,991	11,160	63,140
Custody and accounting expense	39,852	11,190	56,330
Trustee fees	10,863	2,367	13,820
Miscellaneous expense	20,351	5,670	21,719
Interest expense	111	200	—
Total expenses	3,743,401	1,005,752	7,210,482
Net waived and reimbursed fees	—	(65,957)	(163,086)
Brokerage commission recapture	—	—	(51,095)
Net expenses	3,743,401	939,795	6,996,301
Net investment income (loss)	2,800,837	(452,905)	2,711,675

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	10,356,848	7,690,731	21,374,118
Net realized gain	10,356,848	7,690,731	21,374,118
Net change in unrealized appreciation (depreciation) on:
Investments	(82,962,982)	(17,811,857)	(87,495,501)
Net change in unrealized appreciation (depreciation)	(82,962,982)	(17,811,857)	(87,495,501)
Net realized and unrealized loss	(72,606,134)	(10,121,126)	(66,121,383)
Decrease in net assets resulting from operations	$(69,805,297)	$(10,574,031)	$(63,409,708)

___________________________
* Foreign taxes withheld	$6,218	$156	$229,233

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Equity Dividend Fund		ING Growth Opportunities Fund
	Six Months Ended November 30, 2011	Year Ended May 31, 2011	Six Months Ended November 30, 2011	Year Ended May 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$1,989,418	$2,106,413	$(14,159)	$117,168
Net realized gain (loss)	(343,547)	3,387,584	139,040	10,510,813
Net change in unrealized appreciation (depreciation)	(6,368,791)	15,895,334	(2,623,386)	9,431,282
Increase (decrease) in net assets resulting from operations	(4,722,920)	21,389,331	(2,498,505)	20,059,263

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(134,036)	(192,529)	—	—
Class B	(2,633)	(3,683)	—	—
Class C	(30,918)	(25,030)	—	—
Class I	(1,393,664)	(1,468,753)	—	—
Class R	(16)	—	—	—
Class W	(15,956)	(83)	—	—
Net realized gains:
Class A	—	(19,443)	—	—
Class B	—	(624)	—	—
Class C	—	(3,531)	—	—
Class I	—	(187,204)	—	—
Class W	—	(8)	—	—
Total distributions	(1,577,223)	(1,900,888)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	96,415,643	103,025,777	32,741,147	8,391,608
Reinvestment of distributions	1,544,458	1,753,126	—	—
	97,960,101	104,778,903	32,741,147	8,391,608
Cost of shares redeemed	(20,241,266)	(14,560,063)	(10,930,559)	(20,251,181)
Net increase (decrease) in net assets resulting from capital share transactions	77,718,835	90,218,840	21,810,588	(11,859,573)
Net increase in net assets	71,418,692	109,707,283	19,312,083	8,199,690

NET ASSETS:
Beginning of period	117,963,587	8,256,304	75,979,655	67,779,965
End of period	$189,382,279	$117,963,587	$95,291,738	$75,979,655
Undistributed net investment income at end of period	$841,767	$429,572	$98,845	$113,004

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Mid Cap Value Fund	ING MidCap Opportunities Fund
	October 3, 2011(1) to November 30, 2011	Six Months Ended November 30, 2011	Year Ended May 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$211,444	$(619,885)	$35,401
Net realized gain	4,948,025	13,066,416	49,636,551
Net change in unrealized appreciation (depreciation)	21,423,111	(77,201,329)	72,381,052
Increase (decrease) in net assets resulting from operations	26,582,580	(64,754,798)	122,053,004

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	148,594,063	177,169,600	268,904,295
	148,594,063	177,169,600	268,904,295
Cost of shares redeemed	(12,729,406)	(117,834,299)	(84,668,111)
Net increase in net assets resulting from capital share transactions	135,864,657	59,335,301	184,236,184
Net increase (decrease) in net assets	162,447,237	(5,419,497)	306,289,188

NET ASSETS:
Beginning of period	—	579,244,250	272,955,062
End of period	$162,447,237	$573,824,753	$579,244,250
Undistributed net investment income/Accumulated net investment loss at end of period	$211,444	$(598,396)	$21,489
___________________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Real Estate Fund		ING SmallCap Opportunities Fund
	Six Months Ended November 30, 2011	Year Ended May 31, 2011	Six Months Ended November 30, 2011	Year Ended May 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$2,800,837	$6,161,294	$(452,905)	$(1,092,128)
Net realized gain	10,356,848	45,012,919	7,690,731	24,762,654
Net change in unrealized appreciation (depreciation)	(82,962,982)	128,296,179	(17,811,857)	14,313,582
Increase (decrease) in net assets resulting from operations	(69,805,297)	179,470,392	(10,574,031)	37,984,108

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,501,873)	(2,663,526)	—	—
Class B	(7,476)	(20,303)	—	—
Class C	(82,480)	(114,072)	—	—
Class I	(5,685,820)	(10,247,998)	—	—
Class O	(328,177)	(640,874)	—	—
Class R	(18)	—	—	—
Class W	(621,998)	(336,486)	—	—
Total distributions	(8,227,842)	(14,023,259)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	159,147,652	272,655,598	64,695,128	37,361,216
Reinvestment of distributions	3,666,564	5,968,100	—	—
	162,814,216	278,623,698	64,695,128	37,361,216
Cost of shares redeemed	(112,370,571)	(214,042,671)	(25,826,411)	(41,410,532)
Net increase (decrease) in net assets resulting from capital share transactions	50,443,645	64,581,027	38,868,717	(4,049,316)
Net increase (decrease) in net assets	(27,589,494)	230,028,160	28,294,686	33,934,792

NET ASSETS:
Beginning of period	789,779,710	559,751,550	139,241,682	105,306,890
End of period	$762,190,216	$789,779,710	$167,536,368	$139,241,682
Distributions in excess of net investment income/Accumulated net investment loss at end of period	$(6,050,641)	$(623,636)	$(452,905)	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Value Choice Fund
	Six Months Ended November 30, 2011	Year Ended May 31, 2011
FROM OPERATIONS:
Net investment income	$2,711,675	$2,179,296
Net realized gain	21,374,118	100,827,679
Net change in unrealized appreciation (depreciation)	(87,495,501)	61,886,243
Increase (decrease) in net assets resulting from operations	(63,409,708)	164,893,218

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(5,662,967)
Class B	—	(52,739)
Class C	—	(1,043,963)
Class I	—	(1,179,957)
Class O	—	(61,919)
Class W	—	(696,548)
Total distributions	—	(8,698,093)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	103,038,045	605,160,112
Reinvestment of distributions	—	6,921,695
	103,038,045	612,081,807
Cost of shares redeemed	(206,981,052)	(280,423,449)
Net increase (decrease) in net assets resulting from capital share transactions	(103,943,007)	331,658,358
Net increase (decrease) in net assets	(167,352,715)	487,853,483

NET ASSETS:
Beginning of period	1,038,892,664	551,039,181
End of period	$871,539,949	$1,038,892,664
Undistributed net investment income at end of period	$5,653,071	$2,941,396

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return	Expenses before reductions/ additions	Expenses net of fee waivers and/or recoupments if any		Expense net of all reductions/ additions		Net investment income (loss)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)(1)	(%)(2)(3)	(%)(2)(3)		(%)(2)(3)		(%)(2)(3)		($000’s)	(%)
ING Equity Dividend Fund
Class A
11-30-11	10.44	0.12	•	(0.77)	(0.65)	0.10	—	—	0.10	—	9.69	(6.21)	1.25	1.17		1.17		2.59		20,649	24
05-31-11	8.53	0.20		1.91	2.11	0.18	0.02	—	0.20	—	10.44	25.07	1.20	1.14	†	1.14	†	2.18	†	11,331	46
05-31-10	7.00	0.16		1.52	1.68	0.15	—	—	0.15	—	8.53	24.22	2.12	1.25	†	1.25	†	1.94	†	6,788	113
05-31-09	9.63	0.21		(2.62)	(2.41)	0.22	—	—	0.22	—	7.00	(25.15)	4.09	1.25	†	1.25	†	3.08	†	5,580	108
12-18-07(4)–05-31-08	10.00	0.11		(0.40)	(0.29)	0.08	—	—	0.08	—	9.63	(2.94)	3.52	1.25	†	1.25	†	2.57	†	4,848	32
Class B
11-30-11	10.40	0.09	•	(0.77)	(0.68)	0.07	—	—	0.07	—	9.65	(6.52)	2.00	1.92		1.92		1.84		467	24
05-31-11	8.51	0.13		1.90	2.03	0.12	0.02	—	0.14	—	10.40	24.01	1.95	1.89	†	1.89	†	1.44	†	295	46
05-31-10	6.99	0.09		1.53	1.62	0.10	—	—	0.10	—	8.51	23.31	2.87	2.00	†	2.00	†	1.16	†	219	113
05-31-09	9.61	0.16	•	(2.60)	(2.44)	0.18	—	—	0.18	—	6.99	(25.54)	4.84	2.00	†	2.00	†	2.47	†	98	108
02-20-08(4)–05-31-08	9.37	0.07		0.23	0.30	0.06	—	—	0.06	—	9.61	3.21	4.27	2.00	†	2.00	†	2.17	†	9	32
Class C
11-30-11	10.43	0.09	•	(0.78)	(0.69)	0.07	—	—	0.07	—	9.67	(6.60)	2.00	1.92		1.92		1.83		6,204	24
05-31-11	8.54	0.11		1.92	2.03	0.12	0.02	—	0.14	—	10.43	23.98	1.95	1.89	†	1.89	†	1.40	†	3,697	46
05-31-10	7.01	0.10		1.53	1.63	0.10	—	—	0.10	—	8.54	23.32	2.87	2.00	†	2.00	†	1.19	†	1,201	113
05-31-09	9.62	0.14	•	(2.57)	(2.43)	0.18	—	—	0.18	—	7.01	(25.33)	4.84	2.00	†	2.00	†	2.20	†	935	108
02-19-08(4)–05-31-08	9.30	0.05	•	0.33	0.38	0.06	—	—	0.06	—	9.62	4.09	4.27	2.00	†	2.00	†	1.39	†	9	32
Class I
11-30-11	10.95	0.15	•	(0.82)	(0.67)	0.12	—	—	0.12	—	10.16	(6.10)	0.88	0.80		0.80		2.97		158,793	24
05-31-11	8.95	0.23		2.00	2.23	0.21	0.02	—	0.23	—	10.95	25.22	0.88	0.82	†	0.82	†	2.51	†	102,577	46
03-31-10(4)–05-31-10	9.46	0.04		(0.51)	(0.47)	0.04	—	—	0.04	—	8.95	(4.99)	1.84	0.97	†	0.97	†	2.18	†	44	113
Class R
08-05-11(4)–11-30-11	9.19	0.07		0.48	0.55	0.05	—	—	0.05	—	9.69	6.04	1.50	1.42		1.42		2.52		3	24
Class W
11-30-11	10.93	0.14	•	(0.82)	(0.68)	0.11	—	—	0.11	—	10.14	(6.14)	1.00	0.92		0.92		2.95		3,267	24
05-31-11	8.93	0.19		2.04	2.23	0.21	0.02	—	0.23	—	10.93	25.25	0.95	0.89	†	0.89	†	2.37	†	64	46
06-01-09(4)–05-31-10	7.50	0.17		1.43	1.60	0.17	—	—	0.17	—	8.93	21.48	1.84	0.97	†	0.97	†	2.20	†	4	113

ING Growth Opportunities Fund
Class A
11-30-11	23.21	0.01		(1.33)	(1.32)	—	—	—	—	—	21.89	(5.69)	1.64	1.35		1.35		0.11		41,971	63
05-31-11	17.47	0.07		5.67	5.74	—	—	—	—	—	23.21	32.86	1.68	1.35	†	1.35	†	0.35	†	44,528	90
05-31-10	14.08	(0.05)		3.44	3.39	—	—	—	—	—	17.47	24.08	1.68	1.35	†	1.35	†	(0.26	)†	37,356	143
05-31-09	22.32	(0.04)		(8.20)	(8.24)	—	—	—	—	—	14.08	(36.92)	1.74	1.43	†	1.42	†	(0.20	)†	35,676	166
05-31-08	21.63	0.03		0.66	0.69	—	—	—	—	—	22.32	3.19	1.56	1.45		1.45		0.14		70,047	100
05-31-07	18.64	(0.11	)•	3.10	2.99	—	—	—	—	—	21.63	16.04	1.48	1.45		1.44		(0.57)		73,556	84
Class B
11-30-11	21.63	(0.05)		(1.24)	(1.29)	—	—	—	—	—	20.34	(5.96)	2.29	2.00		2.00		(0.59)		3,948	63
05-31-11	16.39	(0.06	)•	5.30	5.24	—	—	—	—	—	21.63	31.97	2.33	2.00	†	2.00	†	(0.30	)†	6,783	90
05-31-10	13.30	(0.14	)•	3.23	3.09	—	—	—	—	—	16.39	23.23	2.33	2.00	†	2.00	†	(0.92	)†	9,956	143
05-31-09	21.22	(0.14	)•	(7.78)	(7.92)	—	—	—	—	—	13.30	(37.32)	2.37	2.08	†	2.07	†	(0.91	)†	14,383	166
05-31-08	20.70	(0.11	)•	0.63	0.52	—	—	—	—	—	21.22	2.51	2.21	2.10		2.10		(0.52)		41,957	100
05-31-07	17.95	(0.23	)•	2.98	2.75	—	—	—	—	—	20.70	15.32	2.13	2.10		2.09		(1.22)		64,120	84
Class C
11-30-11	21.57	(0.05)		(1.24)	(1.29)	—	—	—	—	—	20.28	(5.98)	2.29	2.00		2.00		(0.55)		14,676	63
05-31-11	16.34	(0.06)		5.29	5.23	—	—	—	—	—	21.57	32.01	2.33	2.00	†	2.00	†	(0.30	)†	16,850	90
05-31-10	13.26	(0.14	)•	3.22	3.08	—	—	—	—	—	16.34	23.23	2.33	2.00	†	2.00	†	(0.91	)†	14,777	143
05-31-09	21.15	(0.14)		(7.75)	(7.89)	—	—	—	—	—	13.26	(37.30)	2.39	2.08	†	2.07	†	(0.85	)†	15,257	166
05-31-08	20.63	(0.11)		0.63	0.52	—	—	—	—	—	21.15	2.52	2.21	2.10		2.10		(0.51)		30,435	100
05-31-07	17.90	(0.22	)•	2.95	2.73	—	—	—	—	—	20.63	15.25	2.13	2.10		2.09		(1.22)		34,843	84

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return		Expenses before reductions/ additions	Expenses net of fee waivers and/or recoupments if any		Expense net of all reductions/ additions		Net investment income (loss)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)(1)		(%)(2)(3)	(%)(2)(3)		(%)(2)(3)		(%)(2)(3)		($000’s)	(%)
ING Growth Opportunities Fund (continued)
Class I
11-30-11	24.57	0.07	•	(1.42)	(1.35)	—	—	—	—	—		23.22	(5.49)		1.04	1.00		1.00		0.61		34,226	63
05-31-11	18.44	0.15		5.98	6.13	—	—	—	—	—		24.57	33.24		1.07	1.00	†	1.00	†	0.69	†	6,711	90
05-31-10	14.82	0.02		3.60	3.62	—	—	—	—	—		18.44	24.43		1.09	1.00	†	1.00	†	0.08	†	5,422	143
05-31-09	23.38	0.05		(8.61)	(8.56)	—	—	—	—	—		14.82	(36.61)		1.19	0.98	†	0.97	†	0.29	†	11,349	166
05-31-08	22.56	0.02	•	0.80	0.82	—	—	—	—	—		23.38	3.63		1.10	0.99		0.99		0.07		19,048	100
05-31-07	19.35	(0.01)		3.22	3.21	—	—	—	—	—		22.56	16.59		1.01	0.98		0.96		(0.09)		79,265	84
Class W
11-30-11	24.15	0.04	•	(1.37)	(1.33)	—	—	—	—	—		22.82	(5.51)		1.29	1.00		1.00		0.33		471	63
05-31-11	18.19	0.11		5.85	5.96	—	—	—	—	—		24.15	32.77		1.33	1.00	†	1.00	†	0.65	†	1,109	90
11-23-09(4)–05-31-10	14.57	0.08		3.54	3.62	—	—	—	—	—		18.19	24.85		1.29	0.69	†	0.69	†	0.40	†	269	143

ING Mid Cap Value Fund
Class I
10-03-11(4)–11-30-11	10.00	0.02		1.83	1.85	—	—	—	—	—		11.85	18.50		0.98	0.90		0.90		0.83		162,447	25

ING MidCap Opportunities Fund
Class A
11-30-11	21.14	(0.02)		(2.17)	(2.19)	—	—	—	—	—		18.95	(10.36)		1.32	1.31		1.31		(0.23)		243,129	53
05-31-11	15.25	0.01		5.88	5.89	—	—	—	—	—		21.14	38.62		1.38	1.34	†	1.34	†	0.09	†	288,383	70
05-31-10	11.35	(0.06	)•	3.90	3.84	—	—	—	—	0.06		15.25	34.36	(a)	1.55	1.35	†	1.35	†	(0.40	)†	140,802	117
05-31-09	16.65	(0.05	)•	(5.13)	(5.18)	—	0.12	—	0.12	0.00	*	11.35	(31.05	)(b)	1.73	1.35	†	1.35	†	(0.41	)†	112,412	201
05-31-08	17.88	(0.11	)•	1.38	1.27	—	2.50	—	2.50	—		16.65	7.41		1.75	1.29	†	1.29	†	(0.66	)†	133,765	187
05-31-07	15.18	(0.11)		2.90	2.79	—	0.09	—	0.09	—		17.88	18.49		1.84	1.25		1.25		(0.66)		117,178	167
Class B
11-30-11	19.05	(0.09)		(1.95)	(2.04)	—	—	—	—	—		17.01	(10.71)		2.07	2.06		2.06		(0.98)		7,317	53
05-31-11	13.84	(0.10	)•	5.31	5.21	—	—	—	—	—		19.05	37.64		2.13	2.09	†	2.09	†	(0.63	)†	9,999	70
05-31-10	10.38	(0.15	)•	3.55	3.40	—	—	—	—	0.06		13.84	33.33	(a)	2.30	2.10	†	2.10	†	(1.20	)†	13,644	117
05-31-09	15.36	(0.14	)•	(4.72)	(4.86)	—	0.12	—	0.12	0.00	*	10.38	(31.58	)(b)	2.43	2.10	†	2.10	†	(1.23	)†	17,546	201
05-31-08	16.79	(0.23	)•	1.30	1.07	—	2.50	—	2.50	—		15.36	6.64		2.45	2.04	†	2.04	†	(1.44	)†	53,959	187
05-31-07	14.37	(0.21	)•	2.72	2.51	—	0.09	—	0.09	—		16.79	17.58		2.54	2.00		2.00		(1.41)		86,240	167
Class C
11-30-11	18.95	(0.08)		(1.95)	(2.03)	—	—	—	—	—		16.92	(10.71)		2.07	2.06		2.06		(0.97)		77,654	53
05-31-11	13.67	(0.09)		5.28	5.19	—	—	—	—	—		18.95	37.72		2.13	2.09	†	2.09	†	(0.65	)†	84,997	70
05-31-10	10.33	(0.14	)•	3.51	3.37	—	—	—	—	0.06		13.76	33.20	(a)	2.30	2.10	†	2.10	†	(1.16	)†	53,098	117
05-31-09	15.27	(0.14)		(4.68)	(4.82)	—	0.12	—	0.12	0.00	*	10.33	(31.50	)(b)	2.43	2.10	†	2.10	†	(1.19	)†	43,922	201
05-31-08	16.71	(0.23)		1.29	1.06	—	2.50	—	2.50	—		15.27	6.62		2.45	2.04	†	2.04	†	(1.42	)†	72,012	187
05-31-07	14.30	(0.20	)•	2.70	2.50	—	0.09	—	0.09	—		16.71	17.60		2.54	2.00		2.00		(1.41)		80,703	167
Class I
11-30-11	22.42	0.02		(2.30)	(2.28)	—	—	—	—	—		20.14	(10.17)		0.97	0.91		0.91		0.19		168,911	53
05-31-11	16.09	0.11	•	6.22	6.33	—	—	—	—	—		22.42	39.34		0.96	0.90	†	0.90	†	0.54	†	123,898	70
05-31-10	11.94	0.01		4.07	4.08	—	—	—	—	0.07		16.09	34.76	(a)	1.20	1.00	†	1.00	†	0.05	†	25,803	117
05-31-09	17.42	0.02	•	(5.38)	(5.36)	—	0.12	—	0.12	0.00	*	11.94	(30.71	)(b)	1.18	0.85	†	0.85	†	0.13	†	8,475	201
05-31-08	18.51	(0.03)		1.44	1.41	—	2.50	—	2.50	—		17.42	7.94		1.26	0.85	†	0.85	†	(0.21	)†	6,608	187
05-31-07	15.64	(0.03)		2.99	2.96	—	0.09	—	0.09	—		18.51	19.03		1.33	0.79		0.79		(0.20)		4,253	167
Class O
11-30-11	21.10	(0.02)		(2.17)	(2.19)	—	—	—	—	—		18.91	(10.38)		1.32	1.31		1.31		(0.22)		39,505	53
05-31-11	15.21	0.02		5.87	5.89	—	—	—	—	—		21.10	38.72		1.38	1.34	†	1.34	†	0.11	†	45,434	70
05-31-10	11.32	(0.06)		3.89	3.83	—	—	—	—	0.06		15.21	34.36	(a)	1.55	1.35	†	1.35	†	(0.41	)†	34,216	117
06-04-08(4)–05-31-09	16.47	0.00	*	(5.03)	(5.03)	—	0.12	—	0.12	0.00	*	11.32	(30.48	)(b)	1.68	1.35	†	1.35	†	0.03	†	28,177	201

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return	Expenses before reductions/ additions	Expenses net of fee waivers and/or recoupments if any		Expense net of all reductions/ additions		Net investment income (loss)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)(1)	(%)(2)(3)	(%)(2)(3)		(%)(2)(3)		(%)(2)(3)		($000’s)	(%)
ING MidCap Opportunities Fund (continued)
Class R
08-05-11(4)–11-30-11	17.95	(0.02)		1.01	0.99	—	—	—	—	—	18.94	5.52	1.57	1.56		1.56		(0.28)		3	53
Class W
11-30-11	22.37	0.00	*	(2.29)	(2.29)	—	—	—	—	—	20.08	(10.24)	1.07	1.06		1.06		0.02		37,306	53
05-31-11	16.09	0.05		6.23	6.28	—	—	—	—	—	22.37	39.03	1.13	1.09	†	1.09	†	0.34	†	26,533	70
06-01-09(4)–05-31-10	12.38	0.01		3.63	3.64	—	—	—	—	0.07	16.09	29.97 (a)	1.23	1.03	†	1.03	†	0.16	†	5,392	117

ING Real Estate Fund
Class A
11-30-11	15.23	0.04		(1.32)	(1.28)	0.14	—	—	0.14	—	13.81	(8.33)	1.21	1.21		1.21		0.53		149,972	23
05-31-11	11.91	0.09	•	3.50	3.59	0.27	—	—	0.27	—	15.23	30.67	1.21	1.22	†	1.22	†	0.71	†	152,777	43
05-31-10	7.63	0.20		4.42	4.62	0.22	—	0.12	0.34	—	11.91	61.88	1.25	1.25	†	1.25	†	2.03	†	114,792	51
05-31-09	14.89	0.26	•	(7.14)	(6.88)	0.24	—	0.14	0.38	—	7.63	(46.62)	1.35	1.34	†	1.34	†	2.65	†	57,141	105
05-31-08	19.27	0.21	•	(2.61)	(2.40)	0.19	1.67	0.12	1.98	—	14.89	(11.59)	1.36	1.33		1.33		1.34		105,808	91
05-31-07	16.42	0.14	•	4.41	4.55	0.16	1.54	—	1.70	—	19.27	28.13	1.22	1.22		1.20		0.74		165,377	57
Class B
11-30-11	15.28	(0.03)		(1.30)	(1.33)	0.09	—	—	0.09	—	13.86	(8.70)	1.96	1.96		1.96		(0.25)		1,109	23
05-31-11	11.94	(0.01	)•	3.52	3.51	0.17	—	—	0.17	—	15.28	29.71	1.96	1.97	†	1.97	†	(0.04	)†	1,404	43
05-31-10	7.65	0.13	•	4.44	4.57	0.16	—	0.12	0.28	—	11.94	60.83	2.00	2.00	†	2.00	†	1.32	†	1,665	51
05-31-09	14.93	0.17	•	(7.16)	(6.99)	0.15	—	0.14	0.29	—	7.65	(47.07)	2.10	2.09	†	2.09	†	1.75	†	1,374	105
05-31-08	19.32	0.09	•	(2.63)	(2.54)	0.06	1.67	0.12	1.85	—	14.93	(12.35)	2.11	2.08		2.08		0.59		3,285	91
05-31-07	16.45	(0.00	)*	4.43	4.43	0.02	1.54	—	1.56	—	19.32	27.24	1.97	1.97		1.95		(0.00	)*	6,331	57
Class C
11-30-11	15.92	(0.01)		(1.38)	(1.39)	0.09	—	—	0.09	—	14.44	(8.71)	1.96	1.96		1.96		(0.21)		13,877	23
05-31-11	12.44	(0.01	)•	3.67	3.66	0.18	—	—	0.18	—	15.92	29.72	1.96	1.97	†	1.97	†	(0.07	)†	14,016	43
05-31-10	7.96	0.13	•	4.63	4.76	0.16	—	0.12	0.28	—	12.44	60.80	2.00	2.00	†	2.00	†	1.28	†	6,305	51
05-31-09	15.52	0.21	•	(7.46)	(7.25)	0.17	—	0.14	0.31	—	7.96	(47.02)	2.10	2.09	†	2.09	†	2.32	†	3,955	105
05-31-08	19.99	0.10	•	(2.73)	(2.63)	0.05	1.67	0.12	1.84	—	15.52	(12.37)	2.11	2.08		2.08		0.58		3,214	91
05-31-07	16.98	(0.01	)•	4.58	4.57	0.02	1.54	—	1.56	—	19.99	27.21	1.97	1.97		1.95		(0.02)		4,942	57
Class I
11-30-11	16.31	0.06		(1.42)	(1.36)	0.17	—	—	0.17	—	14.78	(8.28)	0.89	0.89		0.89		0.84		494,318	23
05-31-11	12.73	0.15	•	3.75	3.90	0.32	—	—	0.32	—	16.31	31.14	0.86	0.87	†	0.87	†	1.06	†	551,630	43
05-31-10	8.13	0.26		4.71	4.97	0.25	—	0.12	0.37	—	12.73	62.54	0.90	0.90	†	0.90	†	2.43	†	399,788	51
05-31-09	15.84	0.32	•	(7.61)	(7.29)	0.28	—	0.14	0.42	—	8.13	(46.44)	0.92	0.91	†	0.91	†	3.25	†	316,925	105
05-31-08	20.35	0.25	•	(2.73)	(2.48)	0.24	1.67	0.12	2.03	—	15.84	(11.35)	1.04	1.01		1.01		1.49		337,455	91
05-31-07	17.25	0.21	•	4.64	4.85	0.21	1.54	—	1.75	—	20.35	28.55	0.90	0.90		0.87		1.07		168,125	57
Class O
11-30-11	15.21	0.03		(1.31)	(1.28)	0.14	—	—	0.14	—	13.79	(8.35)	1.21	1.21		1.21		0.52		31,078	23
05-31-11	11.89	0.09		3.50	3.59	0.27	—	—	0.27	—	15.21	30.70	1.21	1.22	†	1.22	†	0.71	†	35,419	43
05-31-10	7.61	0.20		4.42	4.62	0.22	—	0.12	0.34	—	11.89	62.05	1.25	1.25	†	1.25	†	2.04	†	28,574	51
05-31-09	14.86	0.25		(7.12)	(6.87)	0.24	—	0.14	0.38	—	7.61	(46.66)	1.35	1.34	†	1.34	†	2.54	†	17,709	105
05-31-08	19.24	0.21	•	(2.61)	(2.40)	0.19	1.67	0.12	1.98	—	14.86	(11.64)	1.35	1.32		1.32		1.36		35,182	91
05-31-07	16.40	0.14	•	4.41	4.55	0.17	1.54	—	1.71	—	19.24	28.15	1.22	1.22		1.20		0.73		53,140	57
Class R
08-05-11(4)–11-30-11	13.11	(0.01)		0.78	0.77	0.08	—	—	0.08	—	13.80	5.96	1.46	1.46		1.46		(0.16)		3	23
Class W
11-30-11	18.23	0.09		(1.60)	(1.51)	0.16	—	—	0.16	—	16.56	(8.23)	0.96	0.96		0.96		0.79		71,833	23
05-31-11	14.19	0.15	•	4.19	4.34	0.30	—	—	0.30	—	18.23	31.07	0.96	0.97	†	0.97	†	0.92	†	34,534	43
05-31-10	9.03	0.24		5.29	5.53	0.25	—	0.12	0.37	—	14.19	62.45	1.00	1.00	†	1.00	†	2.02	†	8,628	51
05-31-09	17.52	0.38	•	(8.45)	(8.07)	0.28	—	0.14	0.42	—	9.03	(46.47)	0.92	0.91	†	0.91	†	3.97	†	826	105
12-17-07(4)–05-31-08	15.96	0.10	•	1.74	1.84	0.17	0.06	0.05	0.28	—	17.52	11.65	1.04	1.01		1.01		1.34		69	91

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return		Expenses before reductions/ additions	Expenses net of fee waivers and/or recoupments if any		Expense net of all reductions/ additions		Net investment income (loss)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)(1)		(%)(2)(3)	(%)(2)(3)		(%)(2)(3)		(%)(2)(3)		($000’s)	(%)
ING SmallCap Opportunities Fund
Class A
11-30-11	42.28	(0.14)		(3.88)	(4.02)	—	—	—	—	—	38.26	(9.51)		1.60	1.50		1.50		(0.72)		64,215	43
05-31-11	31.17	(0.28	)•	11.39	11.11	—	—	—	—	—	42.28	35.64		1.58	1.50	†	1.50	†	(0.80	)†	81,526	85
05-31-10	22.81	(0.20	)•	8.18	7.98	—	—	—	—	0.38	31.17	36.65	(c)	1.78	1.50	†	1.50	†	(0.72	)†	73,545	114
05-31-09	34.07	(0.16)		(11.10)	(11.26)	—	—	—	—	—	22.81	(33.05)		1.96	1.50	†	1.50	†	(0.60	)†	69,551	178
05-31-08	34.67	(0.13)		(0.47)	(0.60)	—	—	—	—	—	34.07	(1.73)		1.83	1.50	†	1.50	†	(0.40	)†	84,888	112
05-31-07	29.23	(0.26	)•	5.70	5.44	—	—	—	—	—	34.67	18.61		1.83	1.50		1.50		(0.86)		88,436	78
Class B
11-30-11	37.00	(0.27)		(3.37)	(3.64)	—	—	—	—	—	33.36	(9.84)		2.35	2.25		2.25		(1.47)		1,830	43
05-31-11	27.48	(0.48	)•	10.00	9.52	—	—	—	—	—	37.00	34.64		2.33	2.25	†	2.25	†	(1.55	)†	2,577	85
05-31-10	20.27	(0.41	)•	7.28	6.87	—	—	—	—	0.34	27.48	35.57	(c)	2.53	2.25	†	2.25	†	(1.66	)†	3,434	114
05-31-09	30.50	(0.31	)•	(9.92)	(10.23)	—	—	—	—	—	20.27	(33.54)		2.66	2.25	†	2.25	†	(1.38	)†	4,879	178
05-31-08	31.27	(0.33	)•	(0.44)	(0.77)	—	—	—	—	—	30.50	(2.46)		2.53	2.25	†	2.25	†	(1.10	)†	12,750	112
05-31-07	26.57	(0.44	)•	5.14	4.70	—	—	—	—	—	31.27	17.69		2.53	2.25		2.25		(1.61)		25,219	78
Class C
11-30-11	36.93	(0.24	)•	(3.40)	(3.64)	—	—	—	—	—	33.29	(9.86)		2.35	2.25		2.25		(1.47)		21,146	43
05-31-11	27.43	(0.48	)•	9.98	9.50	—	—	—	—	—	36.93	34.63		2.33	2.25	†	2.25	†	(1.54	)†	25,210	85
05-31-10	20.22	(0.36	)•	7.23	6.87	—	—	—	—	0.34	27.43	35.66	(c)	2.53	2.25	†	2.25	†	(1.44	)†	20,356	114
05-31-09	30.43	(0.33)		(9.88)	(10.21)	—	—	—	—	—	20.22	(33.55)		2.66	2.25	†	2.25	†	(1.35	)†	16,536	178
05-31-08	31.21	(0.37)		(0.41)	(0.78)	—	—	—	—	—	30.43	(2.50)		2.53	2.25	†	2.25	†	(1.14	)†	28,896	112
05-31-07	26.51	(0.44	)•	5.14	4.70	—	—	—	—	—	31.21	17.73		2.53	2.25		2.25		(1.61)		34,951	78
Class I
11-30-11	44.15	(0.05	)•	(4.07)	(4.12)	—	—	—	—	—	40.03	(9.33)		1.24	1.10		1.10		(0.26)		79,333	43
05-31-11	32.40	(0.13	)•	11.88	11.75	—	—	—	—	—	44.15	36.27		1.16	1.08	†	1.08	†	(0.33	)†	28,813	85
05-31-10	23.59	(0.04)		8.45	8.41	—	—	—	—	0.40	32.40	37.35	(c)	1.29	1.01	†	1.01	†	(0.15	)†	7,423	114
05-31-09	35.05	(0.03)		(11.43)	(11.46)	—	—	—	—	—	23.59	(32.70)		1.42	1.01	†	1.01	†	(0.10	)†	5,226	178
05-31-08	35.51	0.00	*	(0.46)	(0.46)	—	—	—	—	—	35.05	(1.30)		1.34	1.06	†	1.06	†	0.00	*†	7,198	112
05-31-07	29.82	(0.13	)•	5.82	5.69	—	—	—	—	—	35.51	19.08		1.34	1.06		1.06		(0.42)		4,186	78
Class R
08-05-11(4)–11-30-11	35.38	(0.10)		2.92	2.82	—	—	—	—	—	38.20	7.97		1.85	1.75		1.75		(0.91)		3	43
Class W
11-30-11	43.91	(0.09)		(4.04)	(4.13)	—	—	—	—	—	39.78	(9.41)		1.35	1.25		1.25		(0.47)		1,008	43
05-31-11	32.29	(0.15)		11.77	11.62	—	—	—	—	—	43.91	35.99		1.33	1.25	†	1.25	†	(0.51	)†	1,116	85
05-31-10	23.54	(0.14	)•	8.49	8.35	—	—	—	—	0.40	32.29	37.17	(c)	1.40	1.12	†	1.12	†	(0.50	)†	549	114
05-31-09	34.99	0.05	•	(11.50)	(11.45)	—	—	—	—	—	23.54	(32.72)		1.42	1.01	†	1.01	†	0.24	†	530	178
12-17-07(4)–05-31-08	33.51	(0.06)		1.54	1.48	—	—	—	—	—	34.99	4.42		1.31	1.03	†	1.03	†	(0.42	)†	1	112

ING Value Choice Fund
Class A
11-30-11	18.16	0.07		(1.14)	(1.07)	—	—	—	—	—	17.09	(5.89)		1.44	1.40		1.39		0.71		470,682	31
05-31-11	14.65	0.07	•	3.64	3.71	0.20	—	—	0.20	—	18.16	25.37		1.46	1.40	†	1.39	†	0.40	†	579,341	66
05-31-10	11.81	0.11		2.86	2.97	0.13	—	—	0.13	—	14.65	25.16		1.54	1.40	†	1.39	†	0.82	†	339,448	58
05-31-09	14.78	0.12		(2.72)	(2.60)	0.11	0.26	—	0.37	0.00 *	11.81	(17.53	)(b)	1.66	1.40	†	1.39	†	1.15	†	249,120	71
05-31-08	16.01	0.08		(0.30)	(0.22)	0.05	0.96	—	1.01	—	14.78	(1.32)		1.65	1.44		1.43		0.59		233,062	74
05-31-07	13.43	0.13	•	3.13	3.26	0.09	0.59	—	0.68	—	16.01	24.60		1.59	1.50		1.49		0.90		216,598	35

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return		Expenses before reductions/ additions	Expenses net of fee waivers and/or recoupments if any		Expense net of all reductions/ additions		Net investment income (loss)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)(1)		(%)(2)(3)	(%)(2)(3)		(%)(2)(3)		(%)(2)(3)		($000’s)	(%)
ING Value Choice Fund (continued)
Class B
11-30-11	18.00	0.01		(1.13)	(1.12)	—	—	—	—	—		16.88	(6.22)		2.19	2.15		2.14		(0.03)		15,413	31
05-31-11	14.50	(0.07	)•	3.61	3.54	0.04	—	—	0.04	—		18.00	24.40		2.21	2.15	†	2.14	†	(0.40	)†	20,632	66
05-31-10	11.70	0.01		2.83	2.84	0.04	—	—	0.04	—		14.50	24.24		2.29	2.15	†	2.14	†	0.06	†	26,706	58
05-31-09	14.60	0.04	•	(2.68)	(2.64)	—	0.26	—	0.26	0.00	*	11.70	(18.14	)(b)	2.41	2.15	†	2.14	†	0.38	†	25,423	71
05-31-08	15.89	(0.03)		(0.30)	(0.33)	—	0.96	—	0.96	—		14.60	(2.06)		2.40	2.19		2.18		(0.19)		35,145	74
05-31-07	13.35	0.03	•	3.10	3.13	—	0.59	—	0.59	—		15.89	23.69		2.34	2.25		2.24		0.18		45,163	35
Class C
11-30-11	17.90	(0.00	)*	(1.12)	(1.12)	—	—	—	—	—		16.78	(6.26)		2.19	2.15		2.14		(0.04)		189,680	31
05-31-11	14.47	(0.06	)•	3.60	3.54	0.11	—	—	0.11	—		17.90	24.48		2.21	2.15	†	2.14	†	(0.35	)†	207,376	66
05-31-10	11.69	0.00	*	2.83	2.83	0.05	—	—	0.05	—		14.47	24.22		2.29	2.15	†	2.14	†	0.09	†	109,640	58
05-31-09	14.59	0.04		(2.68)	(2.64)	—	0.26	—	0.26	0.00	*	11.69	(18.15	)(b)	2.41	2.15	†	2.14	†	0.40	†	71,049	71
05-31-08	15.88	(0.03)		(0.30)	(0.33)	—	0.96	—	0.96	—		14.59	(2.06)		2.40	2.19		2.18		(0.18)		80,729	74
05-31-07	13.34	0.02	•	3.11	3.13	—	0.59	—	0.59	—		15.88	23.71		2.34	2.25		2.24		0.15		87,992	35
Class I
11-30-11	18.32	0.08	•	(1.14)	(1.06)	—	—	—	—	—		17.26	(5.79)		1.15	1.15		1.14		0.96		126,750	31
05-31-11	14.77	0.12	•	3.66	3.78	0.23	—	—	0.23	—		18.32	25.72		1.14	1.14	†	1.13	†	0.70	†	160,783	66
05-31-10	11.90	0.14		2.89	3.03	0.16	—	—	0.16	—		14.77	25.49		1.15	1.15	†	1.14	†	1.18	†	35,653	58
05-31-09	14.91	0.16		(2.75)	(2.59)	0.16	0.26	—	0.42	0.00	*	11.90	(17.28	)(b)	1.23	1.15	†	1.14	†	1.54	†	6,113	71
05-31-08	16.12	0.18	•	(0.35)	(0.17)	0.08	0.96	—	1.04	—		14.91	(1.03)		1.28	1.07		1.06		1.18		3,824	74
05-31-07	13.43	0.30	•	3.02	3.32	0.04	0.59	—	0.63	—		16.12	24.99		1.27	1.18		1.17		2.00		758	35
Class O
11-30-11	18.07	0.06		(1.13)	(1.07)	—	—	—	—	—		17.00	(5.92)		1.44	1.40		1.39		0.70		6,892	31
05-31-11	14.58	0.07	•	3.62	3.69	0.20	—	—	0.20	—		18.07	25.37		1.46	1.40	†	1.39	†	0.41	†	7,205	66
05-31-10	11.75	0.10		2.87	2.97	0.14	—	—	0.14	—		14.58	25.29		1.54	1.40	†	1.39	†	0.88	†	3,715	58
06-04-08(4)–05-31-09	14.63	0.14	•	(2.61)	(2.47)	0.15	0.26	—	0.41	0.00	*	11.75	(16.78	)(b)	1.66	1.40	†	1.39	†	1.49	†	1,388	71
Class W
11-30-11	19.68	0.09		(1.23)	(1.14)	—	—	—	—	—		18.54	(5.79)		1.19	1.15		1.14		0.96		62,123	31
05-31-11	15.86	0.09		3.96	4.05	0.23	—	—	0.23	—		19.68	25.63		1.21	1.15	†	1.14	†	0.65	†	63,556	66
05-31-10	12.76	0.13		3.13	3.26	0.16	—	—	0.16	—		15.86	25.56		1.23	1.15	†	1.14	†	1.10	†	35,876	58
05-31-09	15.94	0.18	•	(2.94)	(2.76)	0.16	0.26	—	0.42	0.00	*	12.76	(17.25	)(b)	1.23	1.15	†	1.14	†	1.58	†	15,750	71
12-17-07(4)–05-31-08	15.70	0.07		0.17	0.24	—	—	—	—	—		15.94	1.53		1.28	1.07		1.06		1.32		2,655	74

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(a)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2010, MidCap Opportunities total return would have been 33.81%, 32.78%, 32.65%, 34.20%, 33.81% and 29.43% for Classes A, B, C, I, O and W, respectively.

(b)	There was no impact on total return by the affiliate payment.

(c)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2010, SmallCap Opportunities total return would have been 34.98%, 33.91%, 33.99%, 35.66% and 35.49% for Classes A, B, C, I and W, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are each a series of ING Equity Trust (“IET” or the “Trust”), which is organized as an open-end investment management company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IET is a Massachusetts business trust organized on June 12, 1998 with seven separate active series, which are discussed in this report: Equity Dividend, Growth Opportunities, Mid Cap Value, MidCap Opportunities, Real Estate, SmallCap Opportunities and Value Choice (each, the “Fund” and collectively, the “Funds”). The investment objective of each Fund is described in the Fund’s prospectus.

Each Fund offers at least one of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Effective at the close of business on July 29, 2011, Value Choice was closed to new investments except for investments by: (1) existing shareholders of record as of July 29, 2011; and (2) retirement plans that purchased shares of the Fund prior to October 31, 2011. The closure does not affect share purchases through the reinvestment of dividends and distributions. In addition, ING Investments, LLC and ING Investments Distributor, LLC, each reserve the right, at any time, to modify or eliminate these restrictions, including on a case-by-case basis.

Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the valuation procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the a value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Summary Portfolios of Investments.

For the period ended November 30, 2011, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually	Quarterly
Growth Opportunities	Real Estate
Mid Cap Value	Equity Dividend
MidCap Opportunities
SmallCap Opportunities
Value Choice

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33-1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. A Fund bears the risk of loss with respect to the investment of collateral.

Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

I.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

J.  Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

K.  Indemnifications. In the normal course of business, IET may enter into contracts that provide certain indemnifications. IET’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2011, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Equity Dividend	$111,513,161	$32,813,326
Growth Opportunities	68,752,778	47,796,532
Mid Cap Value	169,611,278	39,640,182
MidCap Opportunities	353,797,170	294,919,220
Real Estate	227,175,738	173,145,018
SmallCap Opportunities	91,602,082	53,775,188
Value Choice	307,622,525	266,102,957

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into investment management agreements (“Management Agreements”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”). The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average Daily Net Assets
Equity Dividend	0.65% on all assets
Growth Opportunities	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Mid Cap Value	0.70%
MidCap Opportunities	0.75%
Real Estate	0.70%
SmallCap Opportunities	0.90% on first $250 million; 0.80% on next $250 million; and 0.75% in excess of $500 million
Value Choice	0.90%

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as Sub-Adviser to Equity Dividend, Growth Opportunities, MidCap Opportunities, and SmallCap Opportunities pursuant to sub-advisory agreements between the Investment Adviser and ING IM.

CBRE Clarion Securities LLC (“CBRE”), a registered investment adviser, is the Sub-Adviser to Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and CBRE.

RBC Global Asset Management (U.S.) Inc. (“RBC”) and Wellington Management Company, LLP (“Wellington”) each serve as a Sub-Adviser to Mid Cap Value pursuant to the respective sub-advisory agreements between the Investment Adviser and RBC and Wellington.

Tradewinds Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as Sub-Adviser to Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds.

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

The Investment Adviser, ING IM, IFS and the ING Investments Distributor, LLC (“IID” or the “Distributor”) are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management businesses. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and Class W) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Classes B and C	Class O	Class R
Equity Dividend	0.25%	1.00%	N/A	0.50%
Growth Opportunities	0.35%	1.00%	N/A	N/A
MidCap Opportunities	0.25%	1.00%	0.25%	0.50%
Real Estate	0.25%	1.00%	0.25%	0.50%
SmallCap Opportunities	0.25%	1.00%	N/A	0.50%
Value Choice	0.25%	1.00%	0.25%	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended November 30, 2011, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class C Shares
Equity Dividend	$11,642	N/A
Growth Opportunities	4,434	N/A
MidCap Opportunities	19,633	N/A
Real Estate	9,434	N/A
SmallCap Opportunities	1,382	N/A
Value Choice	47,841	N/A

Contingent Deferred Sales Charges:	Class A Shares	Class C Shares
Equity Dividend	$—	$373
Growth Opportunities	—	142
MidCap Opportunities	573	1,426
Real Estate	37	85
SmallCap Opportunities	—	105
Value Choice	585	4,497

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At November 30, 2011, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Equity Dividend	$97,484	$14,997	$8,832	$121,313
Growth Opportunities	58,445	7,726	27,145	93,316
Mid Cap Value	89,151	12,736	—	101,887
MidCap Opportunities	345,425	46,056	125,607	517,088
Real Estate	432,641	61,805	48,974	543,420
SmallCap Opportunities	112,075	12,453	31,274	155,802
Value Choice	638,225	70,913	263,447	972,585

At November 30, 2011, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

Subsidiary	Fund	Percentage
ING Capital Allocation Fund	Equity Dividend	12.48%
	Growth Opportunities	23.46%
ING Direct Investing Inc.	MidCap Opportunities	6.69%
ING Life Insurance and Annuity Company	Real Estate	10.88%
ING National Trust	Real Estate	7.41%
ING Solution 2015 Portfolio	Equity Dividend	7.07%
	Mid Cap Value	16.70%
ING Solution 2025 Portfolio	Equity Dividend	16.01%
	Mid Cap Value	30.26%
ING Solution 2035 Portfolio	Equity Dividend	21.57%
	Mid Cap Value	28.67%
ING Solution 2045 Portfolio	Equity Dividend	17.37%
	Mid Cap Value	18.47%
Reliance Trust Company	Growth Opportunities	5.00%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2011, the Funds did not have any payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

For the following Funds, the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Equity Dividend	1.25%	2.00%	2.00%	1.00%(1)	N/A	1.50%	1.00%
Growth Opportunities(2)	1.40%	2.05%	2.05%	1.05%	N/A	N/A	1.05%
Mid Cap Value	N/A	N/A	N/A	0.90%	N/A	N/A	N/A
MidCap Opportunities(3)	1.75%	2.45%	2.45%	1.45%	1.70%	2.00%	1.50%
Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.70%	1.20%
Value Choice	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	1.15%

(1)	Pursuant to a side agreement, ING Investments further lowered the expense limit for Class I of Equity Dividend to 0.80%. If ING Investments elects not to renew the agreement, the expense limit for Class I shares of Equity Dividend will revert to the limit listed in the table above. There is no guarantee that this side agreement will continue after October 1, 2012. The side agreement will only renew if ING Investments elects to renew it.

(2)	Pursuant to a side agreement, ING Investments has lowered the expense limits for Growth Opportunities to 1.35%, 2.00%, 2.00%, 1.00% and 1.00% for Classes A, B, C, I and W, respectively. If ING Investments elects not to renew the side agreement, the expense limits for Growth Opportunities will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after October 1, 2012. The side agreement will only renew if ING Investments elects to renew it.

(3)	Pursuant to a side agreement, ING Investments lowered the expense limits for MidCap Opportunities. Pursuant to a side agreement, ING Investments has also implemented expense limits for SmallCap Opportunities. The expense limits for these Funds are as follows:

	Class A	Class B	Class C	Class I	Class O	Class R	Class W
MidCap Opportunities	1.35%	2.10%	2.10%	0.91%	1.35%	1.60%	1.10%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.10%	N/A	1.75%	1.25%

If ING Investments elects not to renew the side agreement for MidCap Opportunities, the expense limits for the Fund will revert to the limits listed in the table above. If ING Investments elects not to renew the side agreement for SmallCap Opportunities, the Fund will no longer have expense limits. There is no guarantee that these side agreements will continue after October 1, 2012. The side agreements will only renew if ING Investments elects to renew them. Any fees waived pursuant to the side agreements shall not be eligible for recoupment.

The Investment Adviser may at a later date recoup from a Fund management fees waived and certain other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

At November 30, 2011, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	2012	2013	2014	Total
Equity Dividend	$72,779	$37,993	$93,783	$204,555
Growth Opportunities	173,855	50,021	18,904	242,780
Mid Cap Value	—	—	21,346	21,346
Value Choice	177,644	2,171	18,737	198,552

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2011, are as follows:

	2012	2013	2014	Total
Equity Dividend
Class I	$—	$—	$1,909	$1,909
Growth Opportunities
Class A	$—	$—	$112,534	$112,534
Class B	—	—	16,965	16,965
Class C	—	—	42,136	42,136
Class W	—	1,138	2,394	3,532
Value Choice
Class A	$—	$—	$162,618	$162,618
Class B	—	—	5,794	5,794
Class C	—	—	60,883	60,883
Class O	—	—	2,124	2,124
Class W	—	42,744	19,952	62,696

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

Each of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. Effective May 27, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 9 — LINE OF CREDIT (continued)

the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 27, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the period ended November 30, 2011:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Equity Dividend	4	$2,790,000	1.25%
Real Estate	1	3,265,000	1.24
SmallCap Opportunities	8	728,750	1.25

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Equity Dividend
Class A
11/30/2011	1,320,870	—	12,874	(287,291)	1,046,453	12,499,785	—	118,857	(2,744,036)	9,874,606
5/31/2011	944,025	—	8,191	(662,490)	289,726	9,387,081	—	80,673	(6,749,455)	2,718,299
Class B
11/30/2011	33,377	—	292	(13,665)	20,004	303,141	—	2,619	(134,615)	171,145
5/31/2011	20,413	—	450	(18,193)	2,670	200,135	—	4,307	(185,267)	19,175
Class C
11/30/2011	348,026	—	2,708	(63,650)	287,084	3,265,593	—	24,890	(583,365)	2,707,118
5/31/2011	225,873	—	1,750	(13,916)	213,707	2,268,040	—	17,118	(134,616)	2,150,542
Class I
11/30/2011	7,833,519	—	142,893	(1,721,056)	6,255,356	77,262,292	—	1,382,136	(16,751,592)	61,892,836
5/31/2011	9,924,240	—	160,420	(722,511)	9,362,149	91,112,021	—	1,651,028	(7,490,725)	85,272,324
Class R
8/5/2011(1)–11/30/2011	326	—	—	—	326	3,000	—	—	—	3,000
Class W
11/30/2011	317,441	—	1,775	(2,916)	316,300	3,081,832	—	15,956	(27,658)	3,070,130
5/31/2011	5,442	—	—	—	5,442	58,500	—	—	—	58,500
Growth Opportunities
Class A
11/30/2011	196,654	—	—	(197,948)	(1,294)	4,259,814	—	—	(4,267,919)	(8,105)
5/31/2011	277,894	—	—	(498,025)	(220,131)	5,618,131	—	—	(9,953,800)	(4,335,669)
Class B
11/30/2011	241	—	—	(119,674)	(119,433)	4,737	—	—	(2,423,076)	(2,418,339)
5/31/2011	3,157	—	—	(297,224)	(294,067)	60,772	—	—	(5,469,858)	(5,409,086)
Class C
11/30/2011	18,905	—	—	(76,357)	(57,452)	375,691	—	—	(1,529,468)	(1,153,777)
5/31/2011	42,029	—	—	(165,194)	(123,165)	813,040	—	—	(3,069,003)	(2,255,963)
Class I
11/30/2011	1,295,596	—	—	(94,560)	1,201,036	28,099,905	—	—	(2,177,959)	25,921,946
5/31/2011	53,167	—	—	(74,048)	(20,881)	1,113,770	—	—	(1,588,222)	(474,452)
Class W
11/30/2011	48	—	—	(25,324)	(25,276)	1,000	—	—	(532,137)	(531,137)
5/31/2011	38,747	—	—	(7,644)	31,103	785,895	—	—	(170,298)	615,597
Mid Cap Value
Class I
10/3/2011(1)–11/30/2011	14,773,852	—	—	(1,070,324)	13,703,528	148,594,063	—	—	(12,729,406)	135,864,657
MidCap Opportunities
Class A
11/30/2011	2,300,338	—	—	(3,111,443)	(811,105)	43,974,163	—	—	(56,994,173)	(13,020,010)
5/31/2011	6,662,636	—	—	(2,259,477)	4,403,159	124,610,120	—	—	(41,582,220)	83,027,900
Class B
11/30/2011	9,574	—	—	(104,317)	(94,743)	162,968	—	—	(1,788,730)	(1,625,762)
5/31/2011	10,972	—	—	(471,965)	(460,993)	173,336	—	—	(7,656,542)	(7,483,206)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
MidCap Opportunities (continued)
Class C
11/30/2011	453,907	—	—	(350,553)	103,354	7,792,262	—	—	(5,841,164)	1,951,098
5/31/2011	1,177,603	—	—	(549,254)	628,349	20,004,804	—	—	(8,753,523)	11,251,281
Class I
11/30/2011	4,956,922	—	—	(2,096,048)	2,860,874	100,291,618	—	—	(41,842,871)	58,448,747
5/31/2011	4,905,549	—	—	(983,439)	3,922,110	102,107,703	—	—	(18,782,611)	83,325,092
Class O
11/30/2011	136,327	—	—	(200,909)	(64,582)	2,518,754	—	—	(3,797,106)	(1,278,352)
5/31/2011	283,080	—	—	(378,787)	(95,707)	5,331,174	—	—	(6,775,578)	(1,444,404)
Class R
8/5/2011(1)-11/30/2011	167	—	—	—	167	3,000	—	—	—	3,000
Class W
11/30/2011	1,073,985	—	—	(402,128)	671,857	22,426,835	—	—	(7,570,255)	14,856,580
5/31/2011	905,551	—	—	(54,513)	851,038	16,677,158	—	—	(1,117,637)	15,559,521
Real Estate
Class A
11/30/2011	2,249,351	—	97,794	(1,513,871)	833,274	31,527,596	—	1,286,678	(20,702,470)	12,111,804
5/31/2011	4,801,803	—	194,658	(4,606,607)	389,854	63,190,969	—	2,465,197	(60,225,523)	5,430,643
Class B
11/30/2011	3,036	—	507	(15,367)	(11,824)	41,623	—	6,705	(215,696)	(167,368)
5/31/2011	9,626	—	1,460	(58,648)	(47,562)	125,977	—	18,235	(757,844)	(613,632)
Class C
11/30/2011	193,869	—	4,707	(118,003)	80,573	2,846,595	—	64,241	(1,682,623)	1,228,213
5/31/2011	468,477	—	6,489	(101,479)	373,487	6,474,553	—	86,448	(1,402,945)	5,158,056
Class I
11/30/2011	4,711,497	—	134,622	(5,240,252)	(394,133)	70,449,655	—	1,901,579	(76,668,213)	(4,316,979)
5/31/2011	12,120,436	—	242,786	(9,949,810)	2,413,412	173,365,899	—	3,296,314	(141,869,838)	34,792,375
Class O
11/30/2011	157,768	—	796	(232,888)	(74,324)	2,182,247	—	10,464	(3,227,745)	(1,035,034)
5/31/2011	450,413	—	1,902	(526,777)	(74,462)	5,955,589	—	23,857	(6,950,060)	(970,614)
Class R
8/5/2011(1)-11/30/2011	229	—	—	—	229	2,998	—	—	—	2,998
Class W
11/30/2011	3,021,853	—	25,227	(602,615)	2,444,465	52,096,938	—	396,897	(9,873,824)	42,620,011
5/31/2011	1,458,014	—	4,896	(176,341)	1,286,569	23,542,611	—	78,049	(2,836,461)	20,784,199
SmallCap Opportunities
Class A
11/30/2011	86,175	—	—	(336,083)	(249,908)	3,316,731	—	—	(12,775,053)	(9,458,322)
5/31/2011	411,522	—	—	(842,741)	(431,219)	15,211,780	—	—	(32,365,899)	(17,154,119)
Class B
11/30/2011	46	—	—	(14,831)	(14,785)	1,599	—	—	(494,129)	(492,530)
5/31/2011	5,305	—	—	(60,608)	(55,303)	179,470	—	—	(1,875,483)	(1,696,013)
Class C
11/30/2011	7,571	—	—	(55,104)	(47,533)	251,683	—	—	(1,796,419)	(1,544,736)
5/31/2011	35,283	—	—	(94,744)	(59,461)	1,138,373	—	—	(2,962,752)	(1,824,379)
Class I
11/30/2011	1,600,267	—	—	(271,118)	1,329,149	60,865,811	—	—	(10,518,194)	50,347,617
5/31/2011	520,625	—	—	(97,064)	423,561	20,116,018	—	—	(3,830,366)	16,285,652
Class R
8/5/2011(1)-11/30/2011	85	—	—	—	85	3,000	—	—	—	3,000
Class W
11/30/2011	6,576	—	—	(6,645)	(69)	256,304	—	—	(242,616)	13,688
5/31/2011	18,461	—	—	(10,036)	8,425	715,575	—	—	(376,032)	339,543
Value Choice
Class A
11/30/2011	3,083,891	—	—	(7,442,092)	(4,358,201)	53,543,779	—	—	(127,178,558)	(73,634,779)
5/31/2011	19,229,058	—	284,313	(10,781,187)	8,732,184	324,240,686	—	4,890,186	(182,877,556)	146,253,316
Class B
11/30/2011	6,109	—	—	(238,943)	(232,834)	107,716	—	—	(4,051,155)	(3,943,439)
5/31/2011	47,448	—	2,616	(745,592)	(695,528)	789,471	—	44,740	(12,201,317)	(11,367,106)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Value Choice (continued)
Class C
11/30/2011	906,134	—	—	(1,188,321)	(282,187)	15,649,673	—	—	(19,994,363)	(4,344,690)
5/31/2011	5,375,908	—	47,862	(1,412,953)	4,010,817	89,334,765	—	813,653	(23,594,242)	66,554,176
Class I
11/30/2011	1,156,280	—	—	(2,589,271)	(1,432,991)	20,311,461	—	—	(44,758,683)	(24,447,222)
5/31/2011	8,505,627	—	27,807	(2,170,729)	6,362,705	147,881,261	—	481,623	(37,641,239)	110,721,645
Class O
11/30/2011	81,919	—	—	(75,352)	6,567	1,391,789	—	—	(1,278,363)	113,426
5/31/2011	227,169	—	—	(83,210)	143,959	3,838,858	—	—	(1,393,958)	2,444,900
Class W
11/30/2011	643,624	—	—	(522,830)	120,794	12,033,627	—	—	(9,719,930)	2,313,697
5/31/2011	2,149,003	—	37,157	(1,218,240)	967,920	39,075,071	—	691,493	(22,715,137)	17,051,427

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Prior to October 1, 2011, the cash collateral was invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. From the beginning of the period covered by this report through October 16, 2011, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities had market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR- Series B. Under the terms of the Capital Support Agreement, BNYC agreed to support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an realized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. As of September 15, 2011, the Funds had complied with the requirements under the Capital Support Agreement and and therefore the Funds could exercise their right to sell the Lehman Securities to BNYC at a price equal to 80% of par value. The sale of the Lehman Securities was completed on October 17, 2011.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2011, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Mid Cap Value	$50,490	$53,470
MidCap Opportunities	5,275,121	5,393,489
SmallCap Opportunities	$5,074,504	$5,224,067
Value Choice	18,581,698	19,144,286

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment corporations, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2011	Year Ended May 31, 2011
	Ordinary Income	Ordinary Income
Equity Dividend	$1,577,223	$1,900,888
Real Estate(1)	11,046,319	14,350,325
Value Choice	—	8,698,093

(1)	Composition of dividends and distributions presented herein is based on the Fund’s current tax period (eleven months ended November 30, 2011) and tax year ended December 31, 2010. Composition of current period amounts may change after the Fund’s tax year-end of December 31, 2011.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2011 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Dates
Equity Dividend	$3,302,594	$262,287	$15,890,737	$—
Growth Opportunities	113,004	—	15,373,060	(1,005,295)	2013
				(6,977,204)	2017
				(14,509,503)	2018
				$(22,492,002)
MidCap Opportunities	21,489	9,661,730	109,060,281	(13,482,276)*	2016
Real Estate(1)	—	—	131,496,196	(91,255,573)	2017
SmallCap Opportunities	—	—	23,923,441	(2,868,318)	2017
				(16,701,978)	2018
				$(19,570,296)
Value Choice	4,681,527	56,881,668	103,983,246	(6,381,770)*	2016

(1)	As of the Fund’s tax year ended December 31, 2010.

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of November 30, 2011, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ tax year ending May 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending May 31, 2012.

NOTE 13 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified Investment Company (Real Estate). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Securities (Equity Dividend, Growth Opportunities, MidCap Opportunities, Mid Cap Value and Value Choice). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Investment by Funds-of-Funds (Equity Dividend and Mid Cap Value). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

On August 28, 2006, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against Prudential Equity Group, LLC, formerly known as

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF
ING’S U.S. MUTUAL FUNDS (continued)

Prudential Securities, Inc. (“PSI” or “Respondent”). As part of the settlement, the Respondent has established the PSI Distribution Fund (“Distribution Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondent, as described in the order. The Fund is comprised of disgorgement in the amount of $270 million which was paid by the Respondent. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $270 million plus interest earned by the Distribution Fund.

On February 4, 2010, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

MidCap Opportunities	$1,129,127
SmallCap Opportunities	$1,298,504

NOTE 15 — LITIGATION

On November 16, 2010, ING Investments, LLC, ING Funds Services, LLC, ING Equity Trust, (collectively, “ING Entities”) and ING LargeCap Value Fund, along with 28,000 other defendants, were additionally named in a putative class action complaint (the “Tribune Complaint”) filed in the United States Bankruptcy Court for the District of Delaware in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. On September 27, 2008, ING LargeCap Value Fund merged with the surviving Value Choice.

The lawsuit arises out of a leverage buyout transaction (the “LBO”) by which Tribune Co. (“Tribune”) converted to a privately held company in 2007. The LBO happened in two steps. The first step occurred in June 2007 when Tribune executed a tender offer that resulted in beneficial owners tendering their shares in exchange for $34 per share. The second step occurred in December 2007 when the remaining Tribune shares held by beneficial owners were converted to a right to receive cash, again at $34 per share. The Tribune Complaint alleges that certain parties engaged in misconduct in connection with the LBO, and that the LBO damaged Tribune and ultimately forced Tribune to file for bankruptcy in December 2008. The Tribune Complaint seeks to recover payments made to beneficial owners in 2007 (“LBO Proceeds”) in connection with the LBO.

A second action, Deutsche Bank Trust Company Americas (as successor trustee) and Wilmington Trust Company (as successor indenture trustee), vs. ING Large Cap Value Fund, ING US Stock Index Portfolio, ING Investments, LLC and ING Funds Services, LLC (the “Deutsche and Wilmington Complaint”), that arises from the same facts and circumstances as the Tribune Complaint, was filed in the U.S. District Court for the District of Arizona and was received June 21, 2011. On July 22, 2011, a motion to dismiss the Deutsche and Wilmington Compliant without prejudice was granted by the AZ District Court.

ING LargeCap Value Fund received $1,258,340 from the sales of Tribune shares in connection with the LBO. To date, none of the ING Entities nor ING LargeCap Value Fund has been served with the amended complaint. Pending its consideration of the Tribune Company’s proposed plan of reorganization, the Bankruptcy Court has stayed all proceedings in this lawsuit. If and when served, the ING Entities and ING LargeCap Value Fund, now Value Choice, intend to vigorously defend themselves against the claims alleged in the Tribune Complaint.

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of November 30, 2011, management of the Funds is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 17 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2011, the following Funds declared dividends of:

	PER SHARE AMOUNTS
	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
Equity Dividend
Class A	$—	$0.1525	$0.0182	December 19, 2011	December 15, 2011
Class B	$—	$0.1525	$0.0182	December 19, 2011	December 15, 2011
Class C	$—	$0.1525	$0.0182	December 19, 2011	December 15, 2011
Class I	$—	$0.1525	$0.0182	December 19, 2011	December 15, 2011
Class R	$—	$0.1525	$0.0182	December 19, 2011	December 15, 2011
Class W	$—	$0.1525	$0.0182	December 19, 2011	December 15, 2011
Class A	$0.0650	$—	$—	January 3, 2012	December 29, 2011
Class B	$0.0488	$—	$—	January 3, 2012	December 29, 2011
Class C	$0.0517	$—	$—	January 3, 2012	December 29, 2011
Class I	$0.0720	$—	$—	January 3, 2012	December 29, 2011
Class R	$0.0595	$—	$—	January 3, 2012	December 29, 2011
Class W	$0.0699	$—	$—	January 3, 2012	December 29, 2011
Growth Opportunities
Class A	$0.0179	$—	$—	December 19, 2011	December 15, 2011
Class B	$—	$—	$—	December 19, 2011	December 15, 2011
Class C	$—	$—	$—	December 19, 2011	December 15, 2011
Class I	$0.0564	$—	$—	December 19, 2011	December 15, 2011
Class W	$0.0471	$—	$—	December 19, 2011	December 15, 2011
Mid Cap Value
Class I	$0.0300	$0.2482	$—	December 19, 2011	December 15, 2011
MidCap Opportunities
Class A	$—	$—	$0.5854	December 19, 2011	December 15, 2011
Class B	$—	$—	$0.5854	December 19, 2011	December 15, 2011
Class C	$—	$—	$0.5854	December 19, 2011	December 15, 2011
Class I	$0.0029	$—	$0.5854	December 19, 2011	December 15, 2011
Class O	$—	$—	$0.5854	December 19, 2011	December 15, 2011
Class R	$—	$—	$0.5854	December 19, 2011	December 15, 2011
Class W	$0.0022	$—	$0.5854	December 19, 2011	December 15, 2011
Real Estate
Class A	$0.0774	$—	$—	January 3, 2012	December 29, 2011
Class B	$0.0497	$—	$—	January 3, 2012	December 29, 2011
Class C	$0.0525	$—	$—	January 3, 2012	December 29, 2011
Class I	$0.0841	$—	$—	January 3, 2012	December 29, 2011
Class O	$0.0775	$—	$—	January 3, 2012	December 29, 2011
Class R	$0.0649	$—	$—	January 3, 2012	December 29, 2011
Class W	$0.0860	$—	$—	January 3, 2012	December 29, 2011
Value Choice
Class A	$0.1320	$0.0948	$1.4740	December 19, 2011	December 15, 2011
Class B	$—	$0.0948	$1.4740	December 19, 2011	December 15, 2011
Class C	$0.0121	$0.0948	$1.4740	December 19, 2011	December 15, 2011
Class I	$0.1848	$0.0948	$1.4740	December 19, 2011	December 15, 2011
Class O	$0.1434	$0.0948	$1.4740	December 19, 2011	December 15, 2011
Class W	$0.1820	$0.0948	$1.4740	December 19, 2011	December 15, 2011

Effective December 31, 2011, the process of converting ING Investment Management Co. to an LLC was completed. The company’s name is now ING Investment Management Co. LLC — a Delaware limited liability company.

Effective January 1, 2012, the Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a Financial Intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING EQUITY DIVIDEND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: 97.9%
	Consumer Discretionary: 9.3%
184,300	American Eagle Outfitters	$2,563,613	1.3
180,400	Comcast Corp. — Class A	4,089,668	2.2
75,600	Garmin Ltd.	2,766,204	1.5
156,000	Lowe’s Cos., Inc.	3,745,560	2.0
145,782	Regal Entertainment Group	2,077,394	1.1
162,300	Staples, Inc.	2,338,743	1.2
		17,581,182	9.3

	Consumer Staples: 7.2%
101,300	Altria Group, Inc.	2,906,297	1.5
101,000	ConAgra Foods, Inc.	2,551,260	1.4
89,000	Procter & Gamble Co.	5,746,730	3.0
39,900	Wal-Mart Stores, Inc.	2,350,110	1.3
		13,554,397	7.2

	Energy: 13.7%
86,700	Chevron Corp.	8,914,494	4.7
43,200	Diamond Offshore Drilling	2,598,480	1.4
64,400	ExxonMobil Corp.	5,180,336	2.7
190,558	Pengrowth Energy Corp.	1,958,936	1.0
43,900	Royal Dutch Shell PLC — Class A ADR	3,073,000	1.6
184,500	Other Securities	4,264,571	2.3
		25,989,817	13.7

	Financials: 23.3%
43,800	Ameriprise Financial, Inc.	2,010,858	1.1
62,700	Axis Capital Holdings Ltd.	2,002,011	1.1
92,300	BB&T Corp.	2,138,591	1.1
149,600	Blackstone Group LP	2,054,008	1.1
86,400	Citigroup, Inc.	2,374,272	1.3
44,500	Entertainment Properties Trust	1,989,150	1.0
177,400	JPMorgan Chase & Co.	5,494,078	2.9
181,500	People’s United Financial, Inc.	2,259,675	1.2
55,900	Prudential Financial, Inc.	2,830,776	1.5
47,200	Travelers Cos., Inc.	2,655,000	1.4
103,500	US Bancorp.	2,682,720	1.4
84,000	Weingarten Realty Investors	1,737,960	0.9
159,400	Wells Fargo & Co.	4,122,084	2.2
112,800	XL Group PLC	2,325,936	1.2
532,200	Other Securities	7,389,759	3.9
		44,066,878	23.3

	Health Care: 12.4%
50,900	Cardinal Health, Inc.	2,161,214	1.1
86,300	Johnson & Johnson	5,585,336	3.0
53,400	Medtronic, Inc.	1,945,362	1.0
171,300	Merck & Co., Inc.	6,123,975	3.2

COMMON STOCK: (continued)
	Health Care: (continued)
386,400	Pfizer, Inc.	$7,755,048	4.1
		23,570,935	12.4
	Industrials: 6.2%
437,800	General Electric Co.	6,965,398	3.7
61,500	Tyco International Ltd.	2,949,540	1.6
84,200	Other Securities	1,737,888	0.9
		11,652,826	6.2

	Information Technology: 9.7%
218,500	Applied Materials, Inc.	2,355,430	1.2
268,100	Cisco Systems, Inc.	4,997,384	2.6
166,600	Intel Corp.	4,150,006	2.2
144,000	Microsoft Corp.	3,683,520	2.0
147,800	Seagate Technology	2,527,380	1.3
127,900	Other Securities	675,312	0.4
		18,389,032	9.7

	Materials: 2.9%
49,100	Freeport-McMoRan Copper & Gold, Inc.	1,944,360	1.0
54,000	Nucor Corp.	2,129,220	1.1
31,800	Other Securities	1,517,496	0.8
		5,591,076	2.9

	Telecommunications: 6.0%
245,300	AT&T, Inc.	7,108,794	3.7
114,288	CenturyTel, Inc.	4,288,086	2.3
		11,396,880	6.0

	Utilities: 7.2%
82,100	American Electric Power Co., Inc.	3,257,728	1.7
145,200	CenterPoint Energy, Inc.	2,889,480	1.5
33,100	DTE Energy Co.	1,742,715	0.9
42,300	Entergy Corp.	2,976,228	1.6
135,200	Great Plains Energy, Inc.	2,844,608	1.5
		13,710,759	7.2

	Total Common Stock
	(Cost $175,693,271)	185,503,782	97.9

SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds: 1.6%
2,993,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $2,993,000)	2,993,000	1.6

	Total Short-Term Investments
	(Cost $2,993,000)	2,993,000	1.6

	Total Investments in Securities (Cost $178,686,271)	$188,496,782	99.5
	Assets in Excess of Other Liabilities	885,497	0.5
	Net Assets	$189,382,279	100.0

See Accompanying Notes to Financial Statements

ING EQUITY DIVIDEND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $179,754,544.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$14,080,608
Gross Unrealized Depreciation	(5,338,370)
Net Unrealized appreciation	$8,742,238

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2011
Asset Table
Investments, at value
Common Stock*	$185,503,782	$—	$—	$185,503,782
Short-Term Investments	2,993,000	—	—	2,993,000
Total Investments, at value	$188,496,782	$—	$—	$188,496,782

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the period ended November 30, 2011.

See Accompanying Notes to Financial Statements

ING GROWTH OPPORTUNITIES	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.2%
		Consumer Discretionary: 15.0%
6,250	@	Amazon.com, Inc.	$1,201,813	1.2
23,099	@	Bed Bath & Beyond, Inc.	1,397,720	1.5
40,300		Brinker International, Inc.	970,424	1.0
15,790		Coach, Inc.	988,296	1.0
59,640		Foot Locker, Inc.	1,406,908	1.5
33,850		Harley-Davidson, Inc.	1,244,665	1.3
60,540		International Game Technology	1,032,812	1.1
3,690	@	Priceline.com, Inc.	1,792,934	1.9
29,590		Scripps Networks Interactive — Class A	1,178,274	1.2
42,410		Wyndham Worldwide Corp.	1,503,434	1.6
44,570		Other Securities	1,590,249	1.7
			14,307,529	15.0

		Consumer Staples: 10.3%
59,940		Coca-Cola Enterprises, Inc.	1,565,633	1.6
16,300		Hershey Co.	940,184	1.0
40,957		Philip Morris International, Inc.	3,122,562	3.3
38,387		Wal-Mart Stores, Inc.	2,260,994	2.4
52,592		Other Securities	1,959,157	2.0
			9,848,530	10.3

		Energy: 12.2%
18,530	@	Cameron International Corp.	1,000,435	1.1
18,000		Chevron Corp.	1,850,760	1.9
58,170		ExxonMobil Corp.	4,679,195	4.9
37,150		Halliburton Co.	1,367,120	1.4
13,940		National Oilwell Varco, Inc.	999,498	1.0
75,480		Other Securities	1,771,641	1.9
			11,668,649	12.2

		Financials: 4.4%
27,320		American Express Co.	1,312,453	1.4
8,670		Blackrock, Inc.	1,491,587	1.6
53,430		Lazard Ltd.	1,379,562	1.4
			4,183,602	4.4

		Health Care: 8.9%
9,110	@	Biogen Idec, Inc.	1,047,195	1.1
29,900		Covidien PLC	1,361,945	1.4
12,100		Perrigo Co.	1,184,590	1.3
27,760		St. Jude Medical, Inc.	1,067,094	1.1
17,960	@	Watson Pharmaceuticals, Inc.	1,160,575	1.2
67,000		Other Securities	2,613,081	2.8
			8,434,480	8.9

COMMON STOCK: (continued)
		Industrials: 12.9%
24,050		Ametek, Inc.	$1,030,302	1.1
44,478		Danaher Corp.	2,151,846	2.2
20,340		Pall Corp.	1,108,327	1.2
20,924		Roper Industries, Inc.	1,782,515	1.9
10,450	@	TransDigm Group, Inc.	1,007,589	1.0
43,770		Tyco International Ltd.	2,099,209	2.2
9,400		Union Pacific Corp.	972,054	1.0
17,500		United Technologies Corp.	1,340,500	1.4
25,500		Other Securities	835,635	0.9
			12,327,977	12.9

		Information Technology: 29.1%
40,870	@	Adobe Systems, Inc.	1,120,655	1.2
32,050		Analog Devices, Inc.	1,117,263	1.2
14,414	@	Apple, Inc.	5,509,031	5.8
80,900		Cisco Systems, Inc.	1,507,976	1.6
17,150	@	Citrix Systems, Inc.	1,224,339	1.3
3,370	@	Google, Inc.—Class A	2,019,944	2.1
40,690	@	Micros Systems, Inc.	1,919,347	2.0
90,696		Microsoft Corp.	2,320,004	2.4
35,670	@	NetApp, Inc.	1,313,726	1.4
80,793		Oracle Corp.	2,532,861	2.7
47,150		Qualcomm, Inc.	2,583,820	2.7
41,360	@	Riverbed Technolgoy, Inc.	1,075,360	1.1
55,230		Seagate Technology	944,433	1.0
90,120		Other Securities	2,497,131	2.6
			27,685,890	29.1

		Materials: 5.4%
31,610		Monsanto Co.	2,321,755	2.4
36,350		Packaging Corp. of America	945,463	1.0
23,710		Other Securities	1,856,541	2.0
			5,123,759	5.4
		Total Common Stock
		(Cost $79,840,769)	93,580,416	98.2

SHORT-TERM INVESTMENTS: 1.7%
		Mutual Funds: 1.7%
1,660,700		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $1,660,700)	1,660,700	1.7

		Total Short-Term Investments
		(Cost $1,660,700)	1,660,700	1.7

		Total Investments in Securities (Cost $81,501,469)	$95,241,116	99.9
		Assets in Excess of Other Liabilities	50,622	0.1
		Net Assets	$95,291,738	100.0

See Accompanying Notes to Financial Statements

ING GROWTH OPPORTUNITIES	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

*	Cost for federal income tax purposes is $82,744,557.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$14,951,150
Gross Unrealized Depreciation	(2,454,591)
Net Unrealized appreciation	$12,496,559

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2011
Asset Table
Investments, at value
Common Stock*	$93,580,416	$—	$—	$93,580,416
Short-Term Investments	1,660,700	—	—	1,660,700
Total Investments, at value	$95,241,116	$—	$—	$95,241,116

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the period ended November 30, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended November 30, 2011:

	Beginning Balance 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 11/30/2011
Asset Table
Investments, at value
Short-Term Investments	$155,055	$—	$(155,055)	$—	$(38,763)	$38,763	$—	$—	$—
Total Investments, at value	$155,055	$—	$(155,055)	$—	$(38,763)	$38,763	$—	$—	$—

As of November 30, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

ING MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.3%
		Consumer Discretionary: 11.3%
127,400	@	Dana Holding Corp.	$1,587,404	1.0
46,500		Jarden Corp.	1,448,010	0.9
30,666		Kohl’s Corp.	1,649,831	1.0
98,700		Mattel, Inc.	2,843,547	1.7
15,300		Ross Stores, Inc.	1,363,077	0.8
84,000	@	Tenneco, Inc.	2,432,640	1.5
68,600	@	Toll Brothers, Inc.	1,393,266	0.9
623,100		Other Securities	5,682,677	3.5
			18,400,452	11.3

		Consumer Staples: 2.4%
31,500		Molson Coors Brewing Co.	1,278,585	0.8
583,400		Other Securities	2,680,974	1.6
			3,959,559	2.4

		Energy: 8.0%
32,900	@	Cameron International Corp.	1,776,271	1.1
395,954		Other Securities	11,230,046	6.9
			13,006,317	8.0

		Financials: 24.2%
27,500		Ameriprise Financial, Inc.	1,262,525	0.8
119,948		Ares Capital Corp.	1,866,391	1.1
148,700		BR Properties SA	1,480,956	0.9
56,200		Comerica, Inc.	1,417,364	0.9
74,000		Delphi Financial Group	2,035,000	1.3
16,000		Everest Re Group Ltd.	1,403,680	0.9
265,135		Fifth Third Bancorp.	3,205,482	2.0
77,900		Hartford Financial Services Group, Inc.	1,383,504	0.9
342,372		Huntington Bancshares, Inc.	1,797,453	1.1
219,800		KKR Financial Holdings LLC	1,859,508	1.1
135,000		People’s United Financial, Inc.	1,680,750	1.0
104,900	@	PHH Corp.	1,611,264	1.0
82,600		Principal Financial Group, Inc.	1,993,138	1.2
62,500		Reinsurance Group of America, Inc.	3,218,750	2.0
1,080,921		Other Securities	13,045,757	8.0
			39,261,522	24.2

		Health Care: 5.8%
33,400		Cigna Corp.	1,477,282	0.9
106,700	@	Mylan Laboratories	2,083,851	1.3
280,237		Other Securities	5,927,949	3.6
			9,489,082	5.8

		Industrials: 16.3%
60,600		Barnes Group, Inc.	1,509,546	0.9
29,600		Fluor Corp.	1,622,672	1.0
18,050		Gardner Denver, Inc.	1,547,246	0.9
21,300		Hubbell, Inc.	1,393,446	0.9
40,300	@	Navistar International Corp.	1,500,369	0.9
74,300		Republic Services, Inc.	2,039,535	1.3

COMMON STOCK: (continued)
		Industrials: (continued)
278,185	@	Swift Transporation Co.	$2,370,136	1.5
22,700	@	Teledyne Technologies, Inc.	1,286,636	0.8
31,300	@	Thomas & Betts Corp.	1,627,913	1.0
60,500		Werner Enterprises, Inc.	1,418,120	0.9
274,699		Other Securities	10,103,955	6.2
			26,419,574	16.3

		Information Technology: 9.6%
57,300	@	Arrow Electronics, Inc.	2,094,888	1.3
82,900	@	Avnet, Inc.	2,469,591	1.5
39,100		Harris Corp.	1,391,960	0.9
32,000	@	Sandisk Corp.	1,577,920	1.0
459,450		Other Securities	7,985,962	4.9
			15,520,321	9.6

		Materials: 12.5%
36,838		Ashland, Inc.	2,048,930	1.3
64,600	@	Crown Holdings, Inc.	2,087,226	1.3
15,800		FMC Corp.	1,325,936	0.8
117,400	@	Owens-Illinois, Inc.	2,292,822	1.4
47,929		Schweitzer-Mauduit International, Inc.	3,413,503	2.1
935,742		Other Securities	9,124,005	5.6
			20,292,422	12.5

		Telecommunications: 0.4%
60,000		Other Securities	705,600	0.4

		Utilities: 5.8%
44,900		Edison International	1,765,019	1.1
44,000		Northeast Utilities	1,522,840	1.0
119,600		NV Energy, Inc.	1,834,664	1.1
43,300		UGI Corp.	1,297,268	0.8
48,800		Westar Energy, Inc.	1,347,856	0.8
48,100		Wisconsin Energy Corp.	1,595,958	1.0
			9,363,605	5.8

		Total Common Stock
		(Cost $134,995,671)	156,418,454	96.3

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.7%
	Securities Lending Collateralcc(1): 0.0%
53,470	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/11, 0.14%, due 12/01/11 (Principal Amount $53,470, collateralized by various U.S. Government Agency Obligations, 3.000%–6.500%, Market Value plus accrued interest $54,539, due 04/01/14–12/01/41) (Cost $53,470)	53,470	0.0

See Accompanying Notes to Financial Statements

ING MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.7%
1,068,348	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,068,348)	$1,068,348	0.7
	Total Short-Term Investments
	(Cost $1,121,818)	1,121,818	0.7

	Total Investments in Securities (Cost $136,117,489)	$157,540,272	97.0
	Assets in Excess of Other Liabilities	4,906,965	3.0
	Net Assets	$162,447,237	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,949,737
Gross Unrealized Depreciation	(526,954)
Net Unrealized Appreciation	$21,422,783

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$17,917,585	$482,867	$—	$18,400,452
Consumer Staples	3,600,411	359,148	—	3,959,559
Energy	12,345,244	661,073	—	13,006,317
Financials	39,261,522	—	—	39,261,522
Health Care	7,737,459	1,751,623	—	9,489,082
Industrials	26,419,574	—	—	26,419,574
Information Technology	15,520,321	—	—	15,520,321
Materials	18,609,816	1,682,606	—	20,292,422
Telecommunications	705,600	—	—	705,600
Utilities	9,363,605	—	—	9,363,605
Total Common Stock	151,481,137	4,937,317	—	156,418,454
Short-Term Investments	1,068,348	53,470	—	1,121,818
Total Investments, at value	$152,549,485	$4,990,787	$—	$157,540,272

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended November 30, 2011.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Consumer Discretionary: 19.0%
229,280	@	Bed Bath & Beyond, Inc.	$13,873,733	2.4
315,620		Brinker International, Inc.	7,600,130	1.3
107,470		Coach, Inc.	6,726,547	1.2
304,280		Foot Locker, Inc.	7,177,965	1.2
313,140		Harley-Davidson, Inc.	11,514,158	2.0
497,840		International Game Technology	8,493,150	1.5
80,117	@	Liberty Media Corp.	6,111,339	1.1
280,850		Macy’s, Inc.	9,079,881	1.6
132,530		Ross Stores, Inc.	11,807,098	2.1
199,000		Scripps Networks Interactive—Class A	7,924,180	1.4
249,818		Wyndham Worldwide Corp.	8,856,048	1.5
434,960		Other Securities	10,020,667	1.7
			109,184,896	19.0

		Consumer Staples: 6.0%
384,460		Coca-Cola Enterprises, Inc.	10,042,095	1.7
134,770		Hershey Co.	7,773,534	1.4
338,084		Other Securities	16,503,909	2.9
			34,319,538	6.0

		Energy: 9.7%
230,340	@	Cameron International Corp.	12,436,057	2.2
673,953	@, L	Precision Drilling Corp.	7,784,157	1.3
183,260		Range Resources Corp.	13,141,575	2.3
154,300	@	Unit Corp.	7,810,666	1.4
661,090		Other Securities	14,480,401	2.5
			55,652,856	9.7

		Financials: 8.1%
132,960		Ameriprise Financial, Inc.	6,104,194	1.1
229,756		Lazard Ltd.	5,932,300	1.0
148,650		T. Rowe Price Group, Inc.	8,437,374	1.5
936,160		Other Securities	25,996,681	4.5
			46,470,549	8.1

		Health Care: 11.7%
153,110		Cardinal Health, Inc.	6,501,050	1.1
99,950		Cooper Cos., Inc.	6,122,937	1.1
81,546		Perrigo Co.	7,983,353	1.4
86,620	@	Waters Corp.	6,929,600	1.2
137,982	@	Watson Pharmaceuticals, Inc.	8,916,397	1.6
876,410		Other Securities	30,465,779	5.3
			66,919,116	11.7

		Industrials: 16.2%
121,980		Acuity Brands, Inc.	6,129,495	1.1
298,300	@	Corrections Corp. of America	6,264,300	1.1
158,830		Dover Corp.	8,730,885	1.5
165,760		Equifax, Inc.	6,157,984	1.1

COMMON STOCK: (continued)
		Industrials: (continued)
94,273		Gardner Denver, Inc.	$8,081,082	1.4
125,321		Nordson Corp.	5,897,606	1.0
202,240		Pall Corp.	11,020,058	1.9
111,544		Roper Industries, Inc.	9,502,433	1.6
95,090	@	TransDigm Group, Inc.	9,168,578	1.6
526,997		Other Securities	22,320,519	3.9
			93,272,940	16.2

		Information Technology: 19.6%
225,080	@	Adobe Systems, Inc.	6,171,694	1.1
277,850		Analog Devices, Inc.	9,685,851	1.7
149,993	@	Citrix Systems, Inc.	10,708,000	1.9
194,800		Intuit, Inc.	10,371,152	1.8
314,920		Jabil Circuit, Inc.	6,383,428	1.1
166,000	@	Lam Research Corp.	6,767,820	1.2
186,790	@	Micros Systems, Inc.	8,810,884	1.5
164,360	@	NetApp, Inc.	6,053,379	1.1
298,760	@	Riverbed Technolgoy, Inc.	7,767,760	1.3
588,910		Western Union Co.	10,270,591	1.8
248,830		Xilinx, Inc.	8,139,229	1.4
1,053,020		Other Securities	21,504,744	3.7
			112,634,532	19.6

		Materials: 6.4%
55,480		CF Industries Holdings, Inc.	7,756,104	1.4
129,350		Cliffs Natural Resources, Inc.	8,771,223	1.5
226,630		Packaging Corp. of America	5,894,646	1.0
122,590		Sigma-Aldrich Corp.	7,945,058	1.4
122,700		Other Securities	6,252,849	1.1
			36,619,880	6.4

		Telecommunications: 1.7%
238,070	@	SBA Communications Corp.	9,734,682	1.7

		Total Common Stock
		(Cost $532,798,438)	564,808,989	98.4

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.6%
	Securities Lending Collateralcc(1): 0.9%
1,280,954	Barclays Bank PLC, Repurchase Agreement dated 11/30/11, 0.14%, due 12/01/11 (Principal Amount $1,280,954, collateralized by various U.S. Government Agency Obligations, 3.000%–4.500%, Market Value plus accrued interest $1,306,573, due 08/01/26–01/01/41)	1,280,954	0.2

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,280,954	Cantor Fitzgerald, Repurchase Agreement dated 11/30/11, 0.15%, due 12/01/11 (Principal Amount $1,280,954, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.819%, Market Value plus accrued interest $1,306,573, due 12/22/11–08/01/45)	$1,280,954	0.2
1,280,954	Goldman Sachs & Co., Repurchase Agreement dated 11/30/11, 0.13%, due 12/01/11 (Principal Amount $1,280,954, collateralized by various U.S. Government Agency Obligations, 3.500%–6.000%, Market Value plus accrued interest $1,307,950, due 09/01/18–09/01/41)	1,280,954	0.2
269,673	Mizuho Securities USA Inc., Repurchase Agreement dated 11/30/11, 0.17%, due 12/01/11 (Principal Amount $269,673, collateralized by various U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $275,066, due 11/01/22–02/25/44)	269,673	0.1
1,280,954	Morgan Stanley, Repurchase Agreement dated 11/30/11, 0.14%, due 12/01/11 (Principal Amount $1,280,954, collateralized by various U.S. Government Agency Obligations, 1.964%–5.915%, Market Value plus accrued interest $1,306,573, due 08/01/19–11/01/41)	1,280,954	0.2
		5,393,489	0.9

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.7%
9,425,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $9,425,000)	$9,425,000	1.7

	Total Short-Term Investments
	(Cost $14,818,489)	14,818,489	2.6

	Total Investments in Securities (Cost $547,616,927)	$579,627,478	101.0
	Liabilities in Excess of Other Assets	(5,802,725)	(1.0)
	Net Assets	$573,824,753	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at November 30, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

*	Cost for federal income tax purposes is $548,837,619.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$52,061,180
Gross Unrealized Depreciation	(21,271,321)
Net Unrealized appreciation	$30,789,859

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2011
Asset Table
Investments, at value
Common Stock*	$564,808,989	$—	$—	$564,808,989
Short-Term Investments	9,425,000	5,393,489	—	14,818,489
Total Investments, at value	$574,233,989	$5,393,489	$—	$579,627,478

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the period ended November 30, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended November 30, 2011:

	Beginning Balance 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 11/30/2011
Asset Table
Investments, at value
Short-Term Investments	$575,409	$—	$(575,409)	$—	$(143,852)	$143,852	$—	$—	$—
Total Investments, at value	$575,409	$—	$(575,409)	$—	$(143,852)	$143,852	$—	$—	$—

As of November 30, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: 98.5%
	Consumer Discretionary: 0.7%
114,900	Starwood Hotels & Resorts Worldwide, Inc.	$5,478,432	0.7

	Financials: 97.8%
44,070	Alexandria Real Estate Equities, Inc.	2,889,229	0.4
215,800	American Campus Communities, Inc.	8,489,572	1.1
278,300	Associated Estates Realty Corp.	4,491,762	0.6
275,169	AvalonBay Communities, Inc.	34,354,850	4.5
450,800	Boston Properties, Inc.	42,997,304	5.6
381,000	BRE Properties, Inc.	18,539,460	2.4
419,300	CBL & Associates Properties, Inc.	5,991,797	0.8
426,300	Colonial Properties Trust	8,457,792	1.1
807,378	CubeSmart	8,049,559	1.1
793,400	DDR Corp.	9,274,846	1.2
81,000	Digital Realty Trust, Inc.	5,143,500	0.7
532,900	Douglas Emmett, Inc.	9,581,542	1.3
120,500	Equity Lifestyle Properties, Inc.	7,450,515	1.0
856,539	Equity Residential	47,272,387	6.2
103,500	Essex Property Trust, Inc.	13,749,975	1.8
185,500	Federal Realty Investment Trust	16,403,765	2.2
1,375,842	General Growth Properties, Inc.	19,371,855	2.5
968,400	HCP, Inc.	37,428,660	4.9
538,900	Health Care Real Estate Investment Trust, Inc.	27,036,613	3.5
100,700	Highwoods Properties, Inc.	2,904,188	0.4
1,912,555	Host Hotels & Resorts, Inc.	27,062,653	3.5
358,615	Hudson Pacific Properties, Inc.	4,604,617	0.6
266,500	Kilroy Realty Corp.	9,617,985	1.3
1,112,723	Kimco Realty Corp.	17,547,642	2.3
387,700	LaSalle Hotel Properties	9,076,057	1.2

COMMON STOCK: (continued)
	Financials: (continued)
579,300	Liberty Property Trust	$17,268,933	2.3
525,525	Macerich Co.	26,328,802	3.5
223,281	Pebblebrook Hotel Trust	4,135,164	0.5
188,100	Post Properties, Inc.	7,522,119	1.0
1,297,902	ProLogis, Inc.	36,107,634	4.7
291,402	Public Storage, Inc.	38,435,924	5.0
684,859	Simon Property Group, Inc.	85,155,368	11.2
331,700	SL Green Realty Corp.	21,839,128	2.9
291,500	Tanger Factory Outlet Centers, Inc.	8,264,025	1.1
213,900	Taubman Centers, Inc.	13,332,387	1.7
819,104	UDR, Inc.	19,248,944	2.5
689,657	Ventas, Inc.	36,386,303	4.8
450,764	Vornado Realty Trust	33,559,380	4.4
		745,372,236	97.8

	Total Common Stock
	(Cost $505,749,864)	750,850,668	98.5

SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds: 1.6%
12,057,200	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $12,057,200)	12,057,200	1.6

	Total Short-Term Investments
	(Cost $12,057,200)	12,057,200	1.6

	Total Investments in Securities (Cost $517,807,064)	$762,907,868	100.1
	Liabilities in Excess of Other Assets	(717,652)	(0.1)
	Net Assets	$762,190,216	100.0

*	Cost for federal income tax purposes is $625,113,784.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$249,678,937
Gross Unrealized Depreciation	(111,884,853)
Net Unrealized appreciation	$137,794,084

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2011
Asset Table
Investments, at value
Common Stock*	$750,850,668	$—	$—	$750,850,668
Short-Term Investments	12,057,200	—	—	12,057,200
Total Investments, at value	$762,907,868	$—	$—	$762,907,868

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the period ended November 30, 2011.

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.3%
		Consumer Discretionary: 15.1%
35,916		Arbitron, Inc.	$1,350,801	0.8
78,596		Cinemark Holdings, Inc.	1,539,696	0.9
101,711		Cooper Tire & Rubber Co.	1,362,927	0.8
64,600		Finish Line	1,361,768	0.8
37,877	@	Hibbett Sporting Goods, Inc.	1,723,782	1.0
46,919	@	Life Time Fitness, Inc.	1,911,011	1.1
40,850		Monro Muffler, Inc.	1,640,127	1.0
79,400	@	Sally Beauty Holdings, Inc.	1,595,940	1.0
40,880		Wyndham Worldwide Corp.	1,449,196	0.9
793,460		Other Securities	11,405,469	6.8
			25,340,717	15.1

		Consumer Staples: 1.3%
25,700		Casey’s General Stores, Inc.	1,371,866	0.8
31,950		Other Securities	764,120	0.5
			2,135,986	1.3

		Energy: 9.1%
37,400	@	Bill Barrett Corp.	1,458,600	0.9
62,000	@	Carrizo Oil & Gas, Inc.	1,764,520	1.0
27,400	@	Dril-Quip, Inc.	1,948,962	1.2
126,400	@	McMoRan Exploration Co.	2,019,872	1.2
28,300	@	Rosetta Resources, Inc.	1,537,822	0.9
49,700	@	Swift Energy Co.	1,460,683	0.9
199,100		Other Securities	5,036,031	3.0
			15,226,490	9.1

		Financials: 8.2%
14,800	@	Affiliated Managers Group, Inc.	1,399,636	0.8
47,737	@	Ezcorp, Inc.	1,388,669	0.8
21,067	@	Portfolio Recovery Associates, Inc.	1,461,418	0.9
28,641	@	Signature Bank	1,673,494	1.0
29,900	@	SVB Financial Group	1,406,496	0.8
77,100		Tanger Factory Outlet Centers, Inc.	2,185,785	1.3
396,391		Other Securities	4,301,688	2.6
			13,817,186	8.2

		Health Care: 17.8%
46,434	@	Centene Corp.	1,797,460	1.1
33,800		Chemed Corp.	1,813,708	1.1
23,833	@	Haemonetics Corp.	1,411,628	0.8
29,400	@	Onyx Pharmaceuticals, Inc.	1,296,540	0.8
42,000		Owens & Minor, Inc.	1,293,600	0.8
1,281,763		Other Securities	22,223,246	13.2
			29,836,182	17.8

COMMON STOCK: (continued)
		Industrials: 17.9%
67,616		Actuant Corp.	$1,549,759	0.9
44,300		Acuity Brands, Inc.	2,226,075	1.3
31,292	@	Clean Harbors, Inc.	1,876,581	1.1
36,300	@	Genesee & Wyoming, Inc.	2,216,841	1.3
96,700		Knight Transportation, Inc.	1,446,632	0.9
44,338		Simpson Manufacturing Co., Inc.	1,467,588	0.9
29,300	@	Teledyne Technologies, Inc.	1,660,724	1.0
28,400		Toro Co.	1,603,748	1.0
28,100		Watsco, Inc.	1,784,350	1.1
56,500		Woodward Governor Co.	2,392,210	1.4
456,099		Other Securities	11,805,130	7.0
			30,029,638	17.9

		Information Technology: 21.7%
54,000		Adtran, Inc.	1,783,620	1.0
26,294	@	Ansys, Inc.	1,629,439	1.0
75,300	@, L	Aruba Networks, Inc.	1,588,830	0.9
110,600	@	Aspen Technology, Inc.	1,974,210	1.2
45,386		Blackbaud, Inc.	1,334,802	0.8
34,564	@	Concur Technologies, Inc.	1,632,458	1.0
27,400	@	Micros Systems, Inc.	1,292,458	0.8
103,100	@	Parametric Technology Corp.	2,147,573	1.3
64,200	@	Semtech Corp.	1,489,440	0.9
82,100	@	SuccessFactors, Inc.	2,101,760	1.2
52,700	@	Taleo Corp.	1,706,953	1.0
992,427		Other Securities	17,746,532	10.6
			36,428,075	21.7

		Materials: 3.2%
231,987		Other Securities	5,306,298	3.2

		Telecommunications: 1.0%
32,000	@	SBA Communications Corp.	1,308,480	0.8
60,096		Other Securities	321,514	0.2
			1,629,994	1.0

		Total Common Stock
		(Cost $150,874,949)	159,750,566	95.3

EXCHANGE-TRADED FUNDS: 2.8%
55,503		iShares Russell 2000 Growth Index Fund	4,701,104	2.8

		Total Exchange-Traded Funds
		(Cost $4,827,286)	4,701,104	2.8

		Total Long-Term Investments
		(Cost $155,702,235)	164,451,670	98.1

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.4%
	Securities Lending Collateralcc(1): 3.1%
1,240,716	Barclays Bank PLC, Repurchase Agreement dated 11/30/11, 0.11%, due 12/01/11 (Principal Amount $1,240,716, collateralized by various U.S. Government Agency Obligations, 0.320%–4.500%, Market Value plus accrued interest $1,265,545, due 12/03/11–11/10/31)	$1,240,716	0.7
1,240,716	Cantor Fitzgerald, Repurchase Agreement dated 11/30/11, 0.15%, due 12/01/11 (Principal Amount $1,240,716, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.819%, Market Value plus accrued interest $1,265,531, due 12/22/11–08/01/45)	1,240,716	0.7
1,240,716	Goldman Sachs & Co., Repurchase Agreement dated 11/30/11, 0.13%, due 12/01/11 (Principal Amount $1,240,716, collateralized by various U.S. Government Agency Obligations, 3.500%–6.000%, Market Value plus accrued interest $1,266,864, due 09/01/18–09/01/41)	1,240,716	0.8
261,203	Mizuho Securities USA Inc., Repurchase Agreement dated 11/30/11, 0.17%, due 12/01/11 (Principal Amount $261,203, collateralized by various U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $266,427, due 11/01/22–02/25/44)	261,203	0.2
1,240,716	Morgan Stanley, Repurchase Agreement dated 11/30/11, 0.14%, due 12/01/11 (Principal Amount $1,240,716, collateralized by various U.S. Government Agency Obligations, 1.964%–5.915%, Market Value plus accrued interest $1,265,530, due 08/01/19–11/01/41)	1,240,716	0.7
		5,224,067	3.1

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
418,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $418,000)	$418,000	0.3

	Total Short-Term Investments
	(Cost $5,642,067)	5,642,067	3.4

	Total Investments in Securities (Cost $161,344,302)	$170,093,737	101.5
	Liabilities in Excess of Other Assets	(2,557,369)	(1.5)
	Net Assets	$167,536,368	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at November 30, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

*	Cost for federal income tax purposes is $164,095,904.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$16,020,791
Gross Unrealized Depreciation	(10,022,958)
Net Unrealized appreciation	$5,997,833

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2011
Asset Table
Investments, at value
Common Stock*	$159,750,566	$—	$—	$159,750,566
Exchange-Traded Funds	4,701,104	—	—	4,701,104
Short-Term Investments	418,000	5,224,067	—	5,642,067
Total Investments, at value	$164,869,670	$5,224,067	$—	$170,093,737

@	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the period ended November 30, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended November 30, 2011:

	Beginning Balance 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 11/30/2011
Asset Table
Investments, at value
Short-Term Investments	$290,336	$—	$(290,336)	$—	$(72,584)	$72,584	$—	$—	$—
Total Investments, at value	$290,336	$—	$(290,336)	$—	$(72,584)	$72,584	$—	$—	$—

As of November 30, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

ING VALUE CHOICE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 92.5%
		Consumer Discretionary: 2.5%
787,000		Best Buy Co., Inc.	$21,319,830	2.5

		Consumer Staples: 6.2%
872,000	@	Dean Foods Co.	8,859,520	1.0
395,500		Kroger Co.	9,167,690	1.0
488,100		Wal-Mart Stores, Inc.	28,749,090	3.3
392,526		Other Securities	7,644,666	0.9
			54,420,966	6.2

		Energy: 14.3%
1,152,000		Arch Coal, Inc.	18,881,280	2.2
1,534,100		Cameco Corp.	29,055,854	3.3
652,500		Chesapeake Energy Corp.	16,534,350	1.9
265,000		Consol Energy, Inc.	11,034,600	1.3
149,000		Devon Energy Corp.	9,753,540	1.1
240,200		Hess Corp.	14,464,844	1.7
681,266		Nexen, Inc.	11,288,578	1.3
416,000		Suncor Energy, Inc.	12,488,320	1.4
97,995		Other Securities	1,293,534	0.1
			124,794,900	14.3

		Financials: 8.2%
811,000	@	American International Group, Inc.	18,904,410	2.2
276,240		Axis Capital Holdings Ltd.	8,820,343	1.0
237,400		Northern Trust Corp.	8,933,362	1.0
1,456,000		Old Republic International Corp.	11,968,320	1.4
2,890,000		Sumitomo Mitsui Trust Holdings, Inc. ADR	8,698,900	1.0
658,860		Other Securities	14,199,383	1.6
			71,524,718	8.2

		Health Care: 5.3%
788,000		Eli Lilly & Co.	29,825,800	3.4
268,000		Merck & Co., Inc.	9,581,000	1.1
213,000		Other Securities	6,381,480	0.8
			45,788,280	5.3

		Industrials: 9.6%
158,500		Alliant Techsystems, Inc.	9,326,140	1.1
868,460		East Japan Railway Co. ADR	8,832,238	1.0
114,200		Lockheed Martin Corp.	8,924,730	1.0
633,000	@	Shaw Group, Inc.	15,711,060	1.8
752,000		Skywest, Inc.	9,121,760	1.1
1,600,000		Southwest Airlines Co.	13,408,000	1.5
812,584		Other Securities	18,038,706	2.1
			83,362,634	9.6

		Information Technology: 10.0%
665,000		Cisco Systems, Inc.	12,395,600	1.4
491,000		Computer Sciences Corp.	11,995,130	1.4
814,000	@	Ingram Micro, Inc.	14,660,140	1.7
954,800		Microsoft Corp.	24,423,784	2.8
197,000	@	Tech Data Corp.	9,698,310	1.1

COMMON STOCK: (continued)
		Information Technology: (continued)
483,500	@	Western Digital Corp.	$14,055,345	1.6
			87,228,309	10.0

		Materials: 22.6%
664,700		Barrick Gold Corp.	35,149,336	4.0
480,373	@	Georgia Gulf Corp.	9,227,966	1.0
552,700		Gold Fields Ltd. ADR	9,362,738	1.1
2,038,500		Kinross Gold Corp.	28,477,845	3.3
568,700		Newcrest Mining Ltd. ADR	20,706,367	2.4
500,300		Newmont Mining Corp.	34,460,664	3.9
1,193,000	@, L	Novagold Resources, Inc.	13,707,570	1.6
6,970,238	@	Polyus Gold International Ltd. GDR	20,910,714	2.4
1,135,753		Other Securities	25,291,504	2.9
			197,294,704	22.6

		Telecommunications: 3.6%
525,000		KT Corp. ADR	8,426,250	1.0
178,700		TELUS Corp.	9,160,162	1.0
749,950	@	Turkcell Iletisim Hizmet AS ADR	9,449,370	1.1
290,000		Other Securities	4,289,100	0.5
			31,324,882	3.6

		Utilities: 10.2%
559,200		Ameren Corp.	18,906,552	2.2
2,355,500		EDF SA ADR	12,601,925	1.5
935,000	L	Centrais Eletricas Brasileiras SA ADR	12,529,000	1.4
504,740		Exelon Corp.	22,365,029	2.6
975,000		Korea Electric Power Corp. ADR	10,822,500	1.2
2,882,900		Federal Hydrogenerating Co. JSC ADR	11,592,141	1.3
162,000		Other Securities	—	—
			88,817,147	10.2

		Total Common Stock
		(Cost $778,218,599)	805,876,370	92.5

PREFERRED STOCK: 2.2%
		Health Care: 1.5%
305,200	P	Omnicare, Inc.	13,538,672	1.5

		Information Technology: 0.7%
9,900		Other Securities	6,187,500	0.7

		Total Preferred Stock
		(Cost $19,424,655)	19,726,172	2.2

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 2.7%
	Consumer Discretionary: 0.5%
3,852,000	Other Securities	4,444,245	0.5

See Accompanying Notes to Financial Statements

ING VALUE CHOICE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
	Energy: 1.0%
14,866,000	Other Securities	$8,818,346	1.0

	Information Technology: 1.2%
11,435,000	Alcatel-Lucent USA, Inc., 2.875%, 06/15/25	10,005,625	1.2

	Total Corporate Bonds/Notes
	(Cost $28,367,718)	23,268,216	2.7
	Total Long-Term Investments
	(Cost $826,010,972)	848,870,758	97.4

SHORT-TERM INVESTMENTS: 5.2%
	Securities Lending Collateralcc(1): 2.2%
4,546,768	Barclays Bank PLC, Repurchase Agreement dated 11/30/11, 0.11%, due 12/01/11 (Principal Amount $4,546,768, collateralized by various U.S. Government Agency Obligations, 0.320%–4.500%, Market Value plus accrued interest $4,637,758, due 12/03/11–11/10/31)	4,546,768	0.5
4,546,768	Cantor Fitzgerald, Repurchase Agreement dated 11/30/11, 0.15%, due 12/01/11 (Principal Amount $4,546,768, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.819%, Market Value plus accrued interest $4,637,705, due 12/22/11–08/01/45)	4,546,768	0.5
4,546,768	Goldman Sachs & Co., Repurchase Agreement dated 11/30/11, 0.13%, due 12/01/11 (Principal Amount $4,546,768, collateralized by various U.S. Government Agency Obligations, 3.500%–6.000%, Market Value plus accrued interest $4,642,590, due 09/01/18–09/01/41)	4,546,768	0.6
957,214	Mizuho Securities USA Inc., Repurchase Agreement dated 11/30/11, 0.17%, due 12/01/11 (Principal Amount $957,214, collateralized by various U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $976,358, due 11/01/22–02/25/44)	957,214	0.1

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
4,546,768	Morgan Stanley, Repurchase Agreement dated 11/30/11, 0.14%, due 12/01/11 (Principal Amount $4,546,768, collateralized by various U.S. Government Agency Obligations, 1.964%–5.915%, Market Value plus accrued interest $4,637,703, due 08/01/19–11/01/41)	$4,546,768	0.5
		19,144,286	2.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.0%
25,976,622	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $25,976,622)	25,976,622	3.0

	Total Short-Term Investments
	(Cost $45,120,908)	45,120,908	5.2

	Total Investments in Securities (Cost $871,131,880)	$893,991,666	102.6
	Liabilities in Excess of Other Assets	(22,451,717)	(2.6)
	Net Assets	$871,539,949	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at November 30, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

*	Cost for federal income tax purposes is $877,214,153.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$85,623,147
Gross Unrealized Depreciation	(68,845,634)
Net Unrealized appreciation	$16,777,513

See Accompanying Notes to Financial Statements

ING VALUE CHOICE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$21,319,830	$—	$—	$21,319,830
Consumer Staples	54,420,966	—	—	54,420,966
Energy	124,794,900	—	—	124,794,900
Financials	71,524,718	—	—	71,524,718
Health Care	45,788,280	—	—	45,788,280
Industrials	83,362,634	—	—	83,362,634
Information Technology	87,228,309	—	—	87,228,309
Materials	197,294,704	—	—	197,294,704
Telecommunications	31,324,882	—	—	31,324,882
Utilities	88,817,147	—	—	88,817,147
Total Common Stock	805,876,370	—	—	805,876,370
Preferred Stock	—	19,726,172	—	19,726,172
Corporate Bonds/Notes	—	23,268,216	—	23,268,216
Short-Term Investments	25,976,622	19,144,286	—	45,120,908
Total Investments, at value	$831,852,992	$62,138,674	$—	$893,991,666

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the period ended November 30, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds’s assets and liabilities during the period ended November 30, 2011:

	Beginning Balance 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 11/30/2011
Asset Table
Investments, at value
Short-Term Investments	$450,136	$—	$(450,136)	$—	$(112,534)	$112,534	$—	$—	$—
Total Investments, at value	$450,136	$—	$(450,136)	$—	$(112,534)	$112,534	$—	$—	$—

As of November 30, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Equity Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 17, 2011, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Fund (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 12 and November 15, 2011 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 17, 2011 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the advisory contracts and sub-advisory contracts for all the Funds were considered at the same Board meeting, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2012. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory and sub-advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional information from Management and address certain unique characteristics related to the introduction of new Funds.

The Board has established two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

oversight with respect to the contracts renewal and approval process, and each Fund is assigned to an IRC which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Advisers, as well as the oversight by the Adviser of the performance of the Sub-Advisers. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Funds’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2012. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2011, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 17, 2011 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund/Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Fund’s) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) for open-end Funds, information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an independent,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

standalone company by the end of 2013. The Board further noted that this separation may result in the Adviser’s loss of access to the services and resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plan is deemed to be a change of control, the investment advisory and subadvisory agreements for the Funds would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Fund. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Funds and the Adviser, including its ability prior to, during and after the separation to perform the same level of service to the Funds as the Adviser currently provides. In this regard, the Board noted that the Adviser did not currently anticipate that the separation would have a material adverse impact on the Funds or their operations and administration.

For each Fund, Class A shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Class A shares generally were selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Funds’ Selected Peer Groups were selected based upon criteria designed to mirror the Fund share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature and quality of the services the Sub-Advisers provide to the applicable Funds and the Sub-Advisers’ compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MRSG”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with Sub-Advisers and research on Sub-Advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the Funds that they manage. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of a Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new Sub-Advisers that are recommended to the Board to manage the Funds in the ING Fund complex. The Board noted that, for new non-ING-affiliated Sub-Advisers, the MSRG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new Sub-Adviser, as well as preparing written materials and reports to the Committees and the Board as part of the process of approving any new Sub-Adviser for a Fund.

The Board also considered that in the course of monitoring performance of Sub-Advisers, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to a Selected Peer Group. The Board also recognized that the MRSG provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by the MSRG is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Funds managed by non-ING-affiliated Sub-Advisers and their similarly managed retail counterparts and again assists the Board in carrying out its general oversight duties. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and myriad other issues that may arise on a day-to-day basis with regards

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to the Sub-Advisers and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the Committees to assist with addressing any issues that arise.

The Board noted that the Funds also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the Committees, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2011. In addition, the Board also considered at its November 17, 2011 meeting certain additional data regarding performance and Fund asset

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

levels as of October 31, 2011. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Funds that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Funds’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and each Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For non-ING-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-ING-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered: (1) the fee structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and each ING-affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-ING-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Fund) pays the sub-advisory fees earned by a non-ING-affiliated Sub-Adviser. In addition, the Board noted that many of the Funds’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and ING-affiliated Sub-Adviser primarily on the factors described for each Fund below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Funds. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 17, 2011 meeting in relation to renewing each Fund’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Equity Dividend Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Equity Dividend Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year period, and the fourth quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In analyzing this performance data, the Board took into account that a new portfolio manager was added to the portfolio management team effective May 1, 2011.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Growth Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Growth Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the three-year and ten-year periods, during which it underperformed; (2) the Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

outperformed its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods, but underperformed for the three-year, five-year, and ten-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, the second quintile for the most recent calendar quarter, the third quintile for the three-year and five-year periods, and the fifth (lowest) quintile for the ten-year period.

In analyzing this performance data, the Board took into account that there was a change in portfolio manager in 2009 and since then, the Fund’s performance relative to its Selected Peer Group and benchmark had improved.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MidCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MidCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, three-year, and five-year periods, and the second quintile for the year-to-date, one-year, and ten-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub- Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

five-year period, and the second quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is equal to the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub- Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter, three-year, and five-year periods, but underperformed for the year-to-date, one-year, and ten-year periods; (2) the Fund outperformed its primary benchmark for the most recent calendar quarter, three-year, and five-year periods, but underperformed for the year-to-date, one-year, and ten-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and five-year periods, the second quintile for the three-year period, the third quintile for the one-year period, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into consideration: (1) Management’s representations regarding advisory fee waivers that had been put into place at the request of the Board, which lowers the effective management fee rate payable by the Fund; (2) that, in September 2010, the Fund’s Class I shares expense limitation arrangements were modified to lower its Class I shares expense ratio; and (3) Management’s representation regarding the competitiveness of the Fund’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund underperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; (2) the Fund underperformed its primary benchmark for the most

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the fourth quintile for the most recent calendar quarter, and the fifth (lowest) quintile for the year-to-date and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that: (1) Management’s representations regarding advisory fee waivers that had been put into place at the request of the Board, which lowers the effective management fee rate payable by the Fund; and (2) Management’s representations with respect to the competitiveness of the Fund’s net management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Board Consideration and Approval of New Sub-Advisory Contracts for ING MidCap Value Fund

At a meeting held on July 15, 2011, the Board considered the initial approval of Advisory and Sub-Advisory Contracts for ING Mid Cap Value Fund.

In determining whether to initially approve the Advisory and Sub-Advisory Contracts for ING Mid Cap Value Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for the Fund, should be approved. The materials provided to the Board in support of the Fund’s advisory and sub-advisory contracts included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Fund that discussed, among other matters: (a) the Adviser’s experience and expertise in the management of other funds within the ING Funds complex, (b) the experience of the Adviser overseeing sub-advisers to other funds within the ING Fund complex, (c) the experience of RBC Global Asset Management (U.S.) Inc. (“RBC”) in managing its RBC Mid Cap Value Strategy; and (d) the experience of Wellington Management Company, LLP (“Wellington”) in managing its Wellington Mid Cap Value Strategy; (2) information regarding the Fund’s investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Fund that compare the Fund’s fee structure to its comparable Selected Peer Group and Morningstar/Lipper category medians; (4) supporting documentation, including copies of the Advisory and Sub-Advisory Contracts for the Fund; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s oversight of other sub-advisers managing Funds in the ING Funds complex, and by RBC and Wellington at the July 15, 2011 International/Balanced/Fixed Income Funds IRC meeting regarding the Fund.

The Board’s consideration of whether to approve the Advisory Contract with the Adviser on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Fund under the Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing sub-advisers to other funds within the ING Funds complex; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to the Fund and taking into account the sub-advisory fees payable by the Adviser to RBC and Wellington, respectively; (5) the fairness of the Adviser’s compensation under an Advisory Contract with a level fee rate that does not include breakpoints; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

including that: (a) the proposed net management fee is greater than the median and below the average management fee of the funds in the Fund’s proposed Selected Peer Group, and (b) the proposed expense ratio for the Fund is below the median and the average expense ratio of the funds in the Fund’s proposed Selected Peer Group; (7) the projected profitability of the Adviser when sub-advisory fees payable by the Adviser to RBC and Wellington, respectively, are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities and resources of the Adviser; (9) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the ING Funds complex; (10) the information that had been provided by the Adviser at regular Board meetings with respect to its capabilities as a manager-of-managers in overseeing similar funds; and (11) “fall-out benefits” to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of the Fund.

In reviewing the proposed Sub-Advisory Contract with RBC, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the reputation of RBC and its sub-advisory services; (2) RBC’s strength and reputation in the industry; (3) the information that had been provided by Thornburg in advance of the July 14, 2011 International/Balanced/Fixed Income Funds IRC meeting at which RBC presented with respect to RBC’s sub-advisory services; (4) the nature and quality of the services to be provided by RBC under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of RBC; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by RBC as the Fund’s Sub-Adviser; (7) RBC’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by the Trust’s Chief Compliance Officer; (8) RBC’s financial condition; (9) the appropriateness of the selection of RBC in light of the Fund’s investment objective and prospective investor base; and (10) RBC’s Code of Ethics, which were approved by the Board at its July 15, 2011 Meeting.

In reviewing the proposed Sub-Advisory Contract with Wellington, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the reputation of Wellington and its sub-advisory services; (2) Wellington’s strength and reputation in the industry; (3) the information that had been provided by Wellington in advance of the November 17, 2010 International/Balanced/Fixed Income Funds IRC meeting at which Wellington presented with respect to Wellington’s sub-advisory services; (4) the nature and quality of the services to be provided by Thornburg under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Wellington; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by Wellington as the Fund’s Sub-Adviser; (7) Wellington’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by the Trust’s Chief Compliance Officer; (8) Wellington’s financial condition; (9) the appropriateness of the selection of Wellington in light of the Fund’s investment objective and prospective investor base; and (10) Wellington’s Code of Ethics, which were previously approved by the Board.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to RBC is reasonable in the context of all factors considered by the Board; (4) the sub-advisory fee rate payable by the Adviser to Wellington is reasonable in the context of all factors considered by the Board; (5) the Adviser maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance programs; and (6) each of RBC and Wellington maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Trust’s Chief Compliance Officer that each of RBC and Wellington’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Contracts for the Fund. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Real Estate Fund was held June 14, 2011, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

Proposal:

1	A new investment advisory agreement for the Fund between ING Investments, LLC, the investment adviser to the Fund, and Clarion Real Estate Securities, LLC, the current and proposed sub-adviser to the Fund.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Real Estate Fund	1	28,281,855.499	113,229.132	386,443.654		28,781,528.285

*    Proposal passed.

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

SAR-UDEALL (1111-012212)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

For the Portfolios that have a complete Schedule of investments, the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

PORTFOLIO OF INVESTMENTS
ING EQUITY DIVIDEND FUND	AS OF NOVEMBER 30, 2011 (UNAUDITED)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: 97.9%
	Consumer Discretionary: 9.3%
184,300	American Eagle
	Outfitters	$2,563,613	1.3
180,400	Comcast Corp. – Class
	A	4,089,668	2.2
75,600	Garmin Ltd.	2,766,204	1.5
156,000	Lowe's Cos., Inc.	3,745,560	2.0
145,782	Regal Entertainment
	Group	2,077,394	1.1
162,300	Staples, Inc.	2,338,743	1.2
		17,581,182	9.3

	Consumer Staples: 7.2%
101,300	Altria Group, Inc.	2,906,297	1.5
101,000	ConAgra Foods, Inc.	2,551,260	1.4
89,000	Procter & Gamble Co.	5,746,730	3.0
39,900	Wal-Mart Stores, Inc.	2,350,110	1.3
		13,554,397	7.2

	Energy: 13.7%
92,300	Arch Coal, Inc.	1,512,797	0.8
86,700	Chevron Corp.	8,914,494	4.7
43,200	Diamond Offshore
	Drilling	2,598,480	1.4
63,700	EnCana Corp.	1,277,184	0.7
64,400	ExxonMobil Corp.	5,180,336	2.7
190,558	Pengrowth Energy
	Corp.	1,958,936	1.0
43,900	Royal Dutch Shell PLC -
	Class A ADR	3,073,000	1.6
28,500	Total SA ADR ADR	1,474,590	0.8
		25,989,817	13.7

	Financials: 23.3%
92,100	AllianceBernstein
	Holding LP	1,235,061	0.6
43,800	Ameriprise Financial,
	Inc.	2,010,858	1.1
62,700	Axis Capital Holdings
	Ltd.	2,002,011	1.1
92,300	BB&T Corp.	2,138,591	1.1
149,600	Blackstone Group LP	2,054,008	1.1
86,400	Citigroup, Inc.	2,374,272	1.3
29,500	Cullen/Frost Bankers,
	Inc.	1,491,815	0.8
44,500	Entertainment
	Properties Trust	1,989,150	1.0
170,900	First Niagara Financial
	Group, Inc.	1,503,920	0.8
177,400	JPMorgan Chase & Co.	5,494,078	2.9
207,800	MFA Mortgage
	Investments, Inc.	1,429,664	0.8
181,500	People's United
	Financial, Inc.	2,259,675	1.2
31,900	PNC Financial Services
	Group, Inc.	1,729,299	0.9
55,900	Prudential Financial,
	Inc.	2,830,776	1.5
47,200	Travelers Cos., Inc.	2,655,000	1.4
103,500	US Bancorp.	2,682,720	1.4
84,000	Weingarten Realty
	Investors	$1,737,960	0.9
159,400	Wells Fargo & Co.	4,122,084	2.2
112,800	XL Group PLC	2,325,936	1.2
		44,066,878	23.3

	Health Care: 12.4%
50,900	Cardinal Health, Inc.	2,161,214	1.1
86,300	Johnson & Johnson	5,585,336	3.0
53,400	Medtronic, Inc.	1,945,362	1.0
171,300	Merck & Co., Inc.	6,123,975	3.2
386,400	Pfizer, Inc.	7,755,048	4.1
		23,570,935	12.4

	Industrials: 6.2%
437,800	General Electric Co.	6,965,398	3.7
84,200	Harsco Corp.	1,737,888	0.9
61,500	Tyco International Ltd.	2,949,540	1.6
		11,652,826	6.2
	Information Technology: 9.7%
218,500	Applied Materials, Inc.	2,355,430	1.2
268,100	Cisco Systems, Inc.	4,997,384	2.6
166,600	Intel Corp.	4,150,006	2.2
144,000	Microsoft Corp.	3,683,520	2.0
147,800	Seagate Technology	2,527,380	1.3
127,900	United Online, Inc.	675,312	0.4
		18,389,032	9.7

	Materials: 2.9%
31,800	EI Du Pont de Nemours
	& Co.	1,517,496	0.8
49,100	Freeport-McMoRan
	Copper & Gold, Inc.	1,944,360	1.0
54,000	Nucor Corp.	2,129,220	1.1
		5,591,076	2.9

	Telecommunications: 6.0%
245,300	AT&T, Inc.	7,108,794	3.7
114,288	CenturyTel, Inc.	4,288,086	2.3
		11,396,880	6.0

	Utilities: 7.2%
82,100	American Electric
	Power Co., Inc.	3,257,728	1.7
145,200	CenterPoint Energy,
	Inc.	2,889,480	1.5
33,100	DTE Energy Co.	1,742,715	0.9
42,300	Entergy Corp.	2,976,228	1.6
135,200	Great Plains Energy,
	Inc.	2,844,608	1.5
		13,710,759	7.2

	Total Common Stock
	(Cost $175,693,271)	185,503,782	97.9

See Accompanying Notes to Financial Statements

1

PORTFOLIO OF INVESTMENTS
ING EQUITY DIVIDEND FUND	AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds: 1.6%
2,993,000	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $2,993,000)	$2,993,000	1.6

	Total Short-Term
	Investments
	(Cost $2,993,000)	2,993,000	1.6

Total Investments in
Securities
(Cost $178,686,271)	$188,496,782	99.5
Assets in Excess of Other
Liabilities	885,497	0.5
Net Assets	$189,382,279	100.0

ADR American Depositary Receipt

Cost for federal income tax purposes is $179,754,544.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,080,608
Gross Unrealized Depreciation	(5,338,370)

Net Unrealized appreciation	$8,742,238

See Accompanying Notes to Financial Statements

2

PORTFOLIO OF INVESTMENTS
ING GROWTH OPPORTUNITIES FUND	AS OF NOVEMBER 30, 2011 (UNAUDITED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 98.2%
		Consumer Discretionary: 15.0%
6,250	@	Amazon.com, Inc.	$1,201,813	1.3
23,099	@	Bed Bath & Beyond,
		Inc.	1,397,720	1.5
40,300		Brinker International,
		Inc.	970,424	1.0
15,790		Coach, Inc.	988,296	1.0
35,840		Comcast Corp. – Class
		A	812,493	0.8
59,640		Foot Locker, Inc.	1,406,908	1.5
33,850		Harley-Davidson, Inc.	1,244,665	1.3
60,540		International Game
		Technology	1,032,812	1.1
3,690	@	Priceline.com, Inc.	1,792,934	1.9
8,730		Ross Stores, Inc.	777,756	0.8
29,590		Scripps Networks
		Interactive - Class A	1,178,274	1.2
42,410		Wyndham Worldwide
		Corp.	1,503,434	1.6
			14,307,529	15.0

		Consumer Staples: 10.3%
59,940		Coca-Cola Enterprises,
		Inc.	1,565,633	1.6
35,450		ConAgra Foods, Inc.	895,467	0.9
8,100		Herbalife Ltd.	447,930	0.5
16,300		Hershey Co.	940,184	1.0
40,957		Philip Morris
		International, Inc.	3,122,562	3.3
38,387		Wal-Mart Stores, Inc.	2,260,994	2.4
9,042		Whole Foods Market,
		Inc.	615,760	0.6
			9,848,530	10.3

		Energy: 12.2%
18,530	@	Cameron International
		Corp.	1,000,435	1.1
18,000		Chevron Corp.	1,850,760	1.9
58,170		ExxonMobil Corp.	4,679,195	4.9
37,150		Halliburton Co.	1,367,120	1.4
60,000	@	Key Energy Services,
		Inc.	906,000	1.0
15,480		Murphy Oil Corp.	865,641	0.9
13,940		National Oilwell Varco,
		Inc.	999,498	1.0
			11,668,649	12.2

		Financials: 4.4%
27,320		American Express Co.	1,312,453	1.4
8,670		Blackrock, Inc.	1,491,587	1.6
53,430		Lazard Ltd.	1,379,562	1.4
			4,183,602	4.4

		Health Care: 8.9%
9,110	@	Biogen Idec, Inc.	1,047,195	1.1
20,830		Cardinal Health, Inc.	884,442	0.9
9,930		Cooper Cos., Inc.	608,312	0.7
29,900		Covidien PLC	1,361,945	1.4
30,370	@	HCA Holdings, Inc.	740,421	0.8
5,870		Johnson & Johnson	379,906	0.4
12,100		Perrigo Co.	1,184,590	1.3
27,760		St. Jude Medical, Inc.	1,067,094	1.1
17,960	@	Watson
		Pharmaceuticals, Inc.	$1,160,575	1.2
			8,434,480	8.9

		Industrials: 12.9%
24,050		Ametek, Inc.	1,030,302	1.1
44,478		Danaher Corp.	2,151,846	2.2
20,340		Pall Corp.	1,108,327	1.2
20,924		Roper Industries, Inc.	1,782,515	1.9
10,450	@	TransDigm Group, Inc.	1,007,589	1.0
43,770		Tyco International Ltd.	2,099,209	2.2
9,400		Union Pacific Corp.	972,054	1.0
17,500		United Technologies
		Corp.	1,340,500	1.4
25,500		Waste Connections,
		Inc.	835,635	0.9
			12,327,977	12.9

		Information Technology: 29.1%
40,870	@	Adobe Systems, Inc.	1,120,655	1.2
32,050		Analog Devices, Inc.	1,117,263	1.2
14,414	@	Apple, Inc.	5,509,031	5.8
24,320		Broadcom Corp.	737,990	0.8
80,900		Cisco Systems, Inc.	1,507,976	1.6
17,150	@	Citrix Systems, Inc.	1,224,339	1.3
3,370	@	Google, Inc. - Class A	2,019,944	2.1
45,050		Jabil Circuit, Inc.	913,164	1.0
20,750	@	Lam Research Corp.	845,977	0.9
40,690	@	Micros Systems, Inc.	1,919,347	2.0
90,696		Microsoft Corp.	2,320,004	2.4
35,670	@	NetApp, Inc.	1,313,726	1.4
80,793		Oracle Corp.	2,532,861	2.6
47,150		Qualcomm, Inc.	2,583,820	2.7
41,360	@	Riverbed Technolgoy,
		Inc.	1,075,360	1.1
55,230		Seagate Technology	944,433	1.0
			27,685,890	29.1

		Materials: 5.4%
10,700		Allegheny
		Technologies, Inc.	537,354	0.6
6,070		CF Industries Holdings,
		Inc.	848,586	0.9
6,940		Cliffs Natural
		Resources, Inc.	470,601	0.5
31,610		Monsanto Co.	2,321,754	2.4
36,350		Packaging Corp. of
		America	945,464	1.0
			5,123,759	5.4

	Total Common Stock
	(Cost $79,840,769)		93,580,416	98.2

SHORT-TERM INVESTMENTS: 1.7%
		Mutual Funds: 1.7%
1,660,700		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class
		(Cost $1,660,700)	1,660,700	1.7

	Total Short-Term
	Investments
	(Cost $1,660,700)		1,660,700	1.7

See Accompanying Notes to Financial Statements

3

PORTFOLIO OF INVESTMENTS
ING GROWTH OPPORTUNITIES FUND	AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Total Investments in
Securities
(Cost $81,501,469)	$95,241,116	99.9
Assets in Excess of Other
Liabilities	50,622	0.1
Net Assets	$95,291,738	100.0

@ Non-income producing security

Cost for federal income tax purposes is $82,744,557.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,951,150
Gross Unrealized Depreciation	(2,454,591)

Net Unrealized appreciation	$12,496,559

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended November 30, 2011:

	Beginning Balance 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 11/30/2011
Asset TabIe
Investments, at value
Short-Term Investments	$155,055	$—	$(155,055)	$—	$(38,753)	$38,763	$—	$—	$—
Total Investments, at value	$155,055	$—	(155,055)	$—	$(38,763)	$38,783	$—	$—	$—

As af November 30, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

 See Accompanying Notes to Financial Statements

4

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE FUND	AS OF NOVEMBER 30, 2011 (UNAUDITED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 96.3%
		Consumer Discretionary: 11.3%
42,050	@	ANN, Inc.	$986,493	0.6
36,200	@	Ascena Retail Group,
		Inc.	996,224	0.6
127,400	@	Dana Holding Corp.	1,587,404	1.0
8,900		DeVry, Inc.	307,139	0.2
46,500		Jarden Corp.	1,448,010	0.9
30,666		Kohl's Corp.	1,649,831	1.0
46,500		Lennar Corp.	856,065	0.5
68,200		Maple Leaf Foods Inc.	735,526	0.5
98,700		Mattel, Inc.	2,843,547	1.7
15,300		Ross Stores, Inc.	1,363,077	0.8
373,200	@	Samsonite International
		SA	482,867	0.3
84,000	@	Tenneco, Inc.	2,432,640	1.5
68,600	@	Toll Brothers, Inc.	1,393,266	0.9
24,150	@	TRW Automotive
		Holdings Corp.	788,739	0.5
23,900		Virgin Media, Inc.	529,624	0.3
			18,400,452	11.3

		Consumer Staples: 2.4%
468,000		China Agri-Industries
		Holdings Ltd.	359,148	0.2
9,000		ConAgra Foods, Inc.	227,340	0.1
10,700		Corn Products
		International, Inc.	556,293	0.4
46,500		Cosan Ltd.	547,305	0.3
31,500		Molson Coors Brewing
		Co.	1,278,585	0.8
49,200		Tyson Foods, Inc.	990,888	0.6
			3,959,559	2.4

		Energy: 8.0%
7,550		Berry Petroleum Co.	331,294	0.2
32,900	@	Cameron International
		Corp.	1,776,271	1.1
61,100	@	Cobalt International
		Energy, Inc.	653,159	0.4
10,100		Consol Energy, Inc.	420,564	0.2
17,700	@	Dresser-Rand Group,
		Inc.	921,639	0.6
17,400		Ensco International PLC
		ADR	904,278	0.5
15,000		EQT Corp.	930,150	0.6
16,100		Japan Petroleum
		Exploration Co.	661,073	0.4
40,500	@	Key Energy Services,
		Inc.	611,550	0.4
78,700	@	Lone Pine Resources,
		Inc.	589,463	0.4
21,500	@	Newfield Exploration
		Co.	984,700	0.6
32,404		Noble Corp.	1,118,910	0.7
9,300		Peabody Energy Corp.	364,839	0.2
25,800	@	Swift Energy Co.	758,262	0.5
19,300		Tidewater, Inc.	972,720	0.6
23,500		World Fuel Services
		Corp.	1,007,445	0.6
			13,006,317	8.0

		Financials: 24.2%
28,700		American Assets Trust,
		Inc.	$592,368	0.4
27,500		Ameriprise Financial,
		Inc.	1,262,525	0.8
119,948		Ares Capital Corp.	1,866,391	1.2
38,100		BankUnited, Inc.	826,389	0.5
60,900	@	Beneficial Mutual
		Bancorp, Inc.	532,266	0.3
148,700		BR Properties SA	1,480,956	0.9
56,200		Comerica, Inc.	1,417,364	0.9
74,000		Delphi Financial Group	2,035,000	1.3
20,000		Discover Financial
		Services	476,400	0.3
32,800	@	E*Trade Financial Corp.	301,104	0.2
16,000		Everest Re Group Ltd.	1,403,680	0.9
265,135		Fifth Third Bancorp.	3,205,482	2.0
6,821		First Midwest Bancorp.,
		Inc.	64,799	0.0
43,700	@	Forest City Enterprises,
		Inc.	530,518	0.3
77,900		Hartford Financial
		Services Group, Inc.	1,383,504	0.9
37,400		HCC Insurance
		Holdings, Inc.	1,005,312	0.6
342,372		Huntington Bancshares,
		Inc.	1,797,453	1.1
15,400		Iguatemi Empresa de
		Shopping Centers S.A.	281,626	0.2
42,400	@	Invesco Ltd.	858,600	0.5
219,800		KKR Financial Holdings
		LLC	1,859,508	1.2
23,200		LaSalle Hotel Properties	543,112	0.3
11,200	@	LPL Investment
		Holdings, Inc.	336,000	0.2
8,700		M&T Bank Corp.	634,926	0.4
79,100		New York Community
		Bancorp., Inc.	952,364	0.6
15,800		PartnerRe Ltd.	1,038,376	0.6
135,000		People's United
		Financial, Inc.	1,680,750	1.0
104,900	@	PHH Corp.	1,611,264	1.0
26,900		Plum Creek Timber Co.,
		Inc.	990,996	0.6
395,600	@	Popular, Inc.	589,444	0.4
82,600		Principal Financial
		Group, Inc.	1,993,138	1.2
8,400		Regions Financial Corp.	34,524	0.0
62,500		Reinsurance Group of
		America, Inc.	3,218,750	2.0
16,700		Solar Capital Ltd.	384,434	0.2
81,400		TCF Financial Corp.	818,884	0.5
18,500		Tower Group, Inc.	388,315	0.2
69,200		Umpqua Holdings Corp.	865,000	0.5
			39,261,522	24.2

		Health Care: 5.8%
102,064		Almirall SA	700,640	0.4
16,500		AmerisourceBergen
		Corp.	612,975	0.4
57,900	@	Brookdale Senior Living,
		Inc.	900,345	0.5
33,400		Cigna Corp.	1,477,282	0.9
10,850		Humana, Inc.	962,178	0.6
51,100	@	Impax Laboratories, Inc.	1,029,154	0.6
106,700	@	Mylan Laboratories	2,083,851	1.3

See Accompanying Notes to Financial Statements

5

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE FUND	AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Health Care: (continued)
25,123		UCB S.A.	$1,050,983	0.7
16,700		Universal Health
		Services, Inc.	671,674	0.4
			9,489,082	5.8

		Industrials: 16.3%
16,400	@	AGCO Corp.	750,300	0.5
12,900		Ametek, Inc.	552,636	0.3
60,600		Barnes Group, Inc.	1,509,546	0.9
61,000	@	Delta Airlines, Inc.	495,320	0.3
18,600		Dover Corp.	1,022,442	0.6
15,500	@	Esterline Technologies
		Corp.	834,985	0.5
29,600		Fluor Corp.	1,622,672	1.0
18,050		Gardner Denver, Inc.	1,547,246	1.0
21,300		Hubbell, Inc.	1,393,446	0.9
8,700		JB Hunt Transport
		Services, Inc.	397,764	0.2
11,150	@	Kirby Corp.	716,722	0.4
40,300	@	Navistar International
		Corp.	1,500,369	0.9
29,849	@	Old Dominion Freight
		Line	1,158,440	0.7
32,500		Pentair, Inc.	1,235,975	0.8
14,000		Regal-Beloit Corp.	737,240	0.5
74,300		Republic Services, Inc.	2,039,535	1.3
18,100		SPX Corp.	1,147,540	0.7
278,185	@	Swift Transporation Co.	2,370,136	1.5
22,700	@	Teledyne Technologies,
		Inc.	1,286,636	0.8
11,900	@	Terex Corp.	183,617	0.1
31,300	@	Thomas & Betts Corp.	1,627,913	1.0
24,100	@	URS Corp.	870,974	0.5
60,500		Werner Enterprises, Inc.	1,418,120	0.9
			26,419,574	16.3

		Information Technology: 9.6%
57,300	@	Arrow Electronics, Inc.	2,094,888	1.3
37,200		Avago Technologies
		Ltd.	1,113,024	0.7
82,900	@	Avnet, Inc.	2,469,591	1.5
44,800	@	Booz Allen Hamilton
		Holding Corp.	625,856	0.4
78,650	@	Fairchild Semiconductor
		International, Inc.	1,018,518	0.6
53,800	@	Flextronics International
		Ltd.	321,186	0.2
39,100		Harris Corp.	1,391,960	0.9
25,600	@	Ingram Micro, Inc.	461,056	0.3
14,900		InterDigital, Inc.	655,004	0.4
22,500		Linear Technology
		Corp.	689,175	0.4
64,600	@	Microsemi Corp.	1,147,296	0.7
32,000	@	Sandisk Corp.	1,577,920	1.0
50,700		Seagate Technology	866,970	0.5
66,700	@	Skyworks Solutions, Inc.	1,087,877	0.7
			15,520,321	9.6

		Materials: 12.5%
36,838		Ashland, Inc.	2,048,930	1.3
15,500		Celanese Corp.	720,595	0.4
7,300		CF Industries Holdings,
		Inc.	$1,020,540	0.6
64,600	@	Crown Holdings, Inc.	2,087,226	1.3
8,500		Cytec Industries, Inc.	400,860	0.3
11,200		Eastman Chemical Co.	443,744	0.3
15,800		FMC Corp.	1,325,936	0.8
15,400		Greif, Inc. - Class A	717,948	0.4
181,662		Incitec Pivot Ltd.	628,254	0.4
42,100		International Paper Co.	1,195,640	0.7
29,300	@	Louisiana-Pacific Corp.	233,814	0.2
45,100		Methanex Corp.	1,102,695	0.7
117,400	@	Owens-Illinois, Inc.	2,292,822	1.4
23,300		Reliance Steel &
		Aluminum Co.	1,144,263	0.7
115,380		Rexam PLC	625,637	0.4
47,929		Schweitzer-Mauduit
		International, Inc.	3,413,503	2.1
35,000		Steel Dynamics, Inc.	461,300	0.3
406,000		Yingde Gases	428,715	0.2
			20,292,422	12.5

		Telecommunications: 0.4%
60,000		Windstream Corp.	705,600	0.4

		Utilities: 5.8%
44,900		Edison International	1,765,019	1.1
44,000		Northeast Utilities	1,522,840	1.0
119,600		NV Energy, Inc.	1,834,664	1.1
43,300		UGI Corp.	1,297,268	0.8
48,800		Westar Energy, Inc.	1,347,856	0.8
48,100		Wisconsin Energy Corp.	1,595,958	1.0
			9,363,605	5.8

		Total Common Stock
		(Cost $134,995,671)	156,418,454	96.3

Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 0.7%
Securities Lending Collateralcc(1): 0.0%
53,470	Merrill Lynch & Co., Inc.,
Repurchase Agreement
dated 11/30/11, 0.14%,
due 12/01/11 (Principal
Amount $53,470,
collateralized by various
U.S. Government
Agency Obligations,
3.000%-6.500%, Market
Value plus accrued
interest $54,539, due
04/01/14-12/01/41)
	(Cost $53,470)	53,470	0.0

See Accompanying Notes to Financial Statements

6

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE FUND	AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 0.7%
1,068,348	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $1,068,348)	$1,068,348	0.7

	Total Short-Term
	Investments
	(Cost $1,121,818)	1,121,818	0.7

	Total Investments in
	Securities
	(Cost $136,117,489)	$157,540,272	97.0
	Assets in Excess of Other
	Liabilities	4,906,965	3.0
	Net Assets	$162,447,237	100.0

	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation		$21,949,737
	Gross Unrealized Depreciation		(526,954)
	Net Unrealized Appreciation		$21,422,783

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

7

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND	AS OF NOVEMBER 30, 2011 (UNAUDITED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 98.4%
		Consumer Discretionary: 19.0%
229,280	@	Bed Bath & Beyond,
		Inc.	$13,873,733	2.4
315,620		Brinker International,
		Inc.	7,600,130	1.3
107,470		Coach, Inc.	6,726,547	1.2
304,280		Foot Locker, Inc.	7,177,965	1.2
313,140		Harley-Davidson, Inc.	11,514,158	2.0
497,840		International Game
		Technology	8,493,150	1.5
80,117	@	Liberty Media Corp.	6,111,339	1.1
280,850		Macy's, Inc.	9,079,881	1.6
349,100		Regal Entertainment
		Group	4,974,675	0.9
132,530		Ross Stores, Inc.	11,807,098	2.0
199,000		Scripps Networks
		Interactive - Class A	7,924,180	1.4
85,860	L	Weight Watchers
		International, Inc.	5,045,992	0.9
249,818		Wyndham Worldwide
		Corp.	8,856,048	1.5
			109,184,896	19.0

		Consumer Staples: 6.0%
384,460		Coca-Cola Enterprises,
		Inc.	10,042,095	1.7
159,390		ConAgra Foods, Inc.	4,026,191	0.7
48,400		Herbalife Ltd.	2,676,520	0.5
134,770		Hershey Co.	7,773,534	1.4
70,210	@	Ralcorp Holdings, Inc.	5,709,477	1.0
60,084		Whole Foods Market,
		Inc.	4,091,721	0.7
			34,319,538	6.0

		Energy: 9.7%
230,340	@	Cameron International
		Corp.	12,436,057	2.2
195,540	@	Key Energy Services,
		Inc.	2,952,654	0.5
363,190	@	McMoRan Exploration
		Co.	5,803,776	1.0
102,360		Murphy Oil Corp.	5,723,971	1.0
673,953	@,L	Precision Drilling Corp.	7,784,157	1.3
183,260		Range Resources
		Corp.	13,141,575	2.3
154,300	@	Unit Corp.	7,810,666	1.4
			55,652,856	9.7

		Financials: 8.1%
132,960		Ameriprise Financial,
		Inc.	6,104,194	1.1
86,790		Digital Realty Trust,
		Inc.	5,511,165	0.9
363,030		Fifth Third Bancorp.	4,389,033	0.8
87,760		Jones Lang LaSalle,
		Inc.	5,653,499	1.0
229,756		Lazard Ltd.	5,932,300	1.0
160,890		Marsh & McLennan
		Cos., Inc.	4,857,269	0.8
148,650		T. Rowe Price Group,
		Inc.	8,437,374	1.5
237,690		UDR, Inc.	$5,585,715	1.0
			46,470,549	8.1

		Health Care: 11.7%
119,800	@	Agilent Technologies,
		Inc.	4,492,500	0.8
42,400	@	Alexion
		Pharmaceuticals, Inc.	2,911,184	0.5
153,110		Cardinal Health, Inc.	6,501,051	1.1
99,950		Cooper Cos., Inc.	6,122,937	1.1
179,810	@	HCA Holdings, Inc.	4,383,768	0.8
203,180	@	Impax Laboratories,
		Inc.	4,092,045	0.7
58,860	@	Laboratory Corp. of
		America Holdings	5,045,479	0.9
160,400		Medicis
		Pharmaceutical Corp.	5,237,060	0.9
81,546		Perrigo Co.	7,983,353	1.4
111,960		St. Jude Medical, Inc.	4,303,742	0.7
86,620	@	Waters Corp.	6,929,600	1.2
137,982	@	Watson
		Pharmaceuticals, Inc.	8,916,397	1.6
			66,919,116	11.7

		Industrials: 16.2%
121,980		Acuity Brands, Inc.	6,129,495	1.1
115,477		Ametek, Inc.	4,947,035	0.9
75,800	@	BE Aerospace, Inc.	2,952,410	0.5
298,300	@	Corrections Corp. of
		America	6,264,300	1.1
158,830		Dover Corp.	8,730,885	1.5
165,760		Equifax, Inc.	6,157,984	1.1
104,810		Fluor Corp.	5,745,684	1.0
94,273		Gardner Denver, Inc.	8,081,081	1.4
125,321		Nordson Corp.	5,897,606	1.0
202,240		Pall Corp.	11,020,058	1.9
55,730		Regal-Beloit Corp.	2,934,742	0.5
111,544		Roper Industries, Inc.	9,502,433	1.6
95,090	@	TransDigm Group, Inc.	9,168,578	1.6
175,180		Waste Connections,
		Inc.	5,740,649	1.0
			93,272,940	16.2

		Information Technology: 19.6%
225,080	@	Adobe Systems, Inc.	6,171,694	1.1
277,850		Analog Devices, Inc.	9,685,851	1.7
181,740	@	Ariba, Inc.	5,515,809	1.0
145,750		Broadcom Corp.	4,422,784	0.8
149,993	@	Citrix Systems, Inc.	10,708,000	1.9
194,800		Intuit, Inc.	10,371,152	1.8
314,920		Jabil Circuit, Inc.	6,383,428	1.1
166,000	@	Lam Research Corp.	6,767,820	1.2
186,790	@	Micros Systems, Inc.	8,810,884	1.5
164,360	@	NetApp, Inc.	6,053,379	1.0
385,510	@	QLogic Corp.	5,751,809	1.0
298,760	@	Riverbed Technolgoy,
		Inc.	7,767,760	1.3
340,020		Seagate Technology	5,814,342	1.0
588,910		Western Union Co.	10,270,591	1.8
248,830		Xilinx, Inc.	8,139,229	1.4
			112,634,532	19.6

		Materials: 6.4%
21,080		Albemarle Corp.	1,149,492	0.2
101,620		Allegheny
		Technologies, Inc.	5,103,356	0.9

See Accompanying Notes to Financial Statements

8

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND	AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Materials: (continued)
55,480	CF Industries Holdings,
	Inc.	$7,756,104	1.4
129,350	Cliffs Natural
	Resources, Inc.	8,771,224	1.5
226,630	Packaging Corp. of
	America	5,894,646	1.0
122,590	Sigma-Aldrich Corp.	7,945,058	1.4
		36,619,880	6.4

	Telecommunications: 1.7%
238,070	@ SBA Communications
	Corp.	9,734,682	1.7

	Total Common Stock
	(Cost $532,798,438)	564,808,989	98.4

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 2.6%
	Securities Lending Collateralcc(1): 0.9%
1,280,954	Barclays Bank PLC,
	Repurchase
	Agreement dated
	11/30/11, 0.14%, due
	12/01/11 (Principal
	Amount $1,280,954,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 3.000%-
	4.500%, Market Value
	plus accrued interest
	$1,306,573, due
	08/01/26-01/01/41)	1,280,954	0.2
1,280,954	Cantor Fitzgerald,
	Repurchase
	Agreement dated
	11/30/11, 0.15%, due
	12/01/11 (Principal
	Amount $1,280,954,
	collateralized by
	various U.S.
	Government and U.S.
	Government Agency
	Obligations, 0.000%-
	6.819%, Market Value
	plus accrued interest
	$1,306,573, due
	12/22/11-08/01/45)	1,280,954	0.2
1,280,954	Goldman Sachs & Co.,
	Repurchase
	Agreement dated
	11/30/11, 0.13%, due
	12/01/11 (Principal
	Amount $1,280,954,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 3.500%-
	6.000%, Market Value
	plus accrued interest
	$1,307,950, due
	09/01/18-09/01/41)	$1,280,954	0.2
269,673	Mizuho Securities USA
	Inc., Repurchase
	Agreement dated
	11/30/11, 0.17%, due
	12/01/11 (Principal
	Amount $269,673,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 0.000%-
	9.000%, Market Value
	plus accrued interest
	$275,066, due
	11/01/22-02/25/44)	269,673	0.1
1,280,954	Morgan Stanley,
	Repurchase
	Agreement dated
	11/30/11, 0.14%, due
	12/01/11 (Principal
	Amount $1,280,954,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 1.964%-
	5.915%, Market Value
	plus accrued interest
	$1,306,573, due
	08/01/19-11/01/41)	1,280,954	0.2
		5,393,489	0.9

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 1.7%
9,425,000	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $9,425,000)	9,425,000	1.7

	Total Short-Term
	Investments
	(Cost $14,818,489)	14,818,489	2.6

	Total Investments in
	Securities
	(Cost $547,616,927)	$579,627,478	101.0
	Liabilities in Excess of
	Other Assets	(5,802,725)	(1.0)
	Net Assets	$573,824,753	100.0

See Accompanying Notes to Financial Statements

9

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND	AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at November 30, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $548,837,619.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$52,061,180
Gross Unrealized Depreciation	(21,271,321)

Net Unrealized appreciation	$30,789,859

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended November 30, 2011:

				Accrued Discounts/	Total Realized	Total Unrealized Appreciation/	Transfers Into	Transfers Out of	Ending Balance
	Beginning Balance 5/31/2011	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciaiion)	Level 3	Level 3	11/30/2011
Asset TabIe
Investment, at value
Short-Term Investments	$575,409	$—	$(575,409)	$—	$(143,852)	$143,352	$—	$—	$—
Total Investments, at value	$575,409	$—	$(575,409)	$—	$(143,852)	$143,352	$—	$—	$—

As of November 30, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

10

PORTFOLIO OF INVESTMENTS
ING REAL ESTATE FUND	AS OF NOVEMBER 30, 2011 (UNAUDITED)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: 98.5%
	Consumer Discretionary: 0.7%

114,900	Starwood Hotels &
	Resorts Worldwide,
	Inc.	$5,478,432	0.7
	Financials: 97.8%
44,070	Alexandria Real Estate
	Equities, Inc.	2,889,229	0.4
215,800	American Campus
	Communities, Inc.	8,489,572	1.1
278,300	Associated Estates
	Realty Corp.	4,491,762	0.6
275,169	AvalonBay
	Communities, Inc.	34,354,850	4.5
450,800	Boston Properties, Inc.	42,997,304	5.6
381,000	BRE Properties, Inc.	18,539,460	2.4
419,300	CBL & Associates
	Properties, Inc.	5,991,797	0.8
426,300	Colonial Properties
	Trust	8,457,792	1.1
807,378	CubeSmart	8,049,559	1.1
793,400	DDR Corp.	9,274,846	1.2
81,000	Digital Realty Trust,
	Inc.	5,143,500	0.7
532,900	Douglas Emmett, Inc.	9,581,542	1.3
120,500	Equity Lifestyle
	Properties, Inc.	7,450,515	1.0
856,539	Equity Residential	47,272,387	6.2
103,500	Essex Property Trust,
	Inc.	13,749,975	1.8
185,500	Federal Realty
	Investment Trust	16,403,765	2.2
1,375,842	General Growth
	Properties, Inc.	19,371,855	2.5
968,400	HCP, Inc.	37,428,660	4.9
538,900	Health Care Real
	Estate Investment
	Trust, Inc.	27,036,613	3.5
100,700	Highwoods Properties,
	Inc.	2,904,188	0.4
1,912,555	Host Hotels & Resorts,
	Inc.	27,062,653	3.5
358,615	Hudson Pacific
	Properties, Inc.	4,604,617	0.6
266,500	Kilroy Realty Corp.	9,617,985	1.3
1,112,723	Kimco Realty Corp.	17,547,642	2.3
387,700	LaSalle Hotel
	Properties	9,076,057	1.2
579,300	Liberty Property Trust	17,268,933	2.3
525,525	Macerich Co.	26,328,802	3.5
223,281	Pebblebrook Hotel
	Trust	4,135,164	0.5
188,100	Post Properties, Inc.	7,522,119	1.0
1,297,902	ProLogis, Inc.	36,107,634	4.7
291,402	Public Storage, Inc.	38,435,924	5.0
684,859	Simon Property Group,
	Inc.	85,155,368	11.2
331,700	SL Green Realty Corp.	21,839,128	2.9
291,500	Tanger Factory Outlet
	Centers, Inc.	8,264,025	1.1
213,900	Taubman Centers, Inc.	13,332,387	1.7
819,104	UDR, Inc.	19,248,944	2.5
689,657	Ventas, Inc.	$36,386,303	4.8
450,764	Vornado Realty Trust	33,559,380	4.4
		745,372,236	97.8
	Total Common Stock
	(Cost $505,749,864)	750,850,668	98.5

SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds: 1.6%
12,057,200	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $12,057,200)	12,057,200	1.6

	Total Short-Term
	Investments
	(Cost $12,057,200)	12,057,200	1.6

	Total Investments in
	Securities
	(Cost $517,807,064)	$762,907,868	100.1
	Liabilities in Excess of
	Other Assets	(717,652)	(0.1)
	Net Assets	$762,190,216	100.0

Cost for federal income tax purposes is $625,113,784.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$249,678,937
Gross Unrealized Depreciation	(111,884,853)

Net Unrealized appreciation	$137,794,084

See Accompanying Notes to Financial Statements

11

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND	AS OF NOVEMBER 30, 2011 (UNAUDITED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 95.3%
		Consumer Discretionary: 15.1%
35,916		Arbitron, Inc.	$1,350,801	0.8
31,314	@	Arctic Cat, Inc.	622,522	0.4
24,400	@	Bally Technologies, Inc.	935,496	0.6
14,800	@	Childrens Place Retail
		Stores, Inc.	797,276	0.5
78,596		Cinemark Holdings, Inc.	1,539,696	0.9
58,090	@	Collective Brands, Inc.	810,355	0.5
101,711		Cooper Tire & Rubber
		Co.	1,362,927	0.8
64,600		Finish Line	1,361,768	0.8
24,800	L	Gildan Activewear, Inc.	592,224	0.4
37,877	@	Hibbett Sporting
		Goods, Inc.	1,723,782	1.0
46,400	@,L	Imax Corp.	900,624	0.5
44,100	@	Jack in the Box, Inc.	904,050	0.5
46,919	@	Life Time Fitness, Inc.	1,911,011	1.1
25,651	@	LKQ Corp.	783,125	0.5
19,456	@	Lumber Liquidators	329,585	0.2
40,850		Monro Muffler, Inc.	1,640,128	1.0
141,080	@	OfficeMax, Inc.	656,022	0.4
30,000		PF Chang's China
		Bistro, Inc.	909,900	0.5
37,955		Pool Corp.	1,157,627	0.7
79,400	@	Sally Beauty Holdings,
		Inc.	1,595,940	0.9
189,300	@	Smith & Wesson
		Holding Corp.	583,044	0.3
24,283	@	Steiner Leisure Ltd.	1,141,301	0.7
81,831	@	Wet Seal, Inc.	282,317	0.2
40,880		Wyndham Worldwide
		Corp.	1,449,196	0.9
			25,340,717	15.1

		Consumer Staples: 1.3%
25,700		Casey's General
		Stores, Inc.	1,371,866	0.8
16,600		Diamond Foods, Inc.	460,650	0.3
15,350		Flowers Foods, Inc.	303,470	0.2
			2,135,986	1.3

		Energy: 9.1%
37,400	@	Bill Barrett Corp.	1,458,600	0.9
44,500	@,L	C&J Energy Services,
		Inc.	873,980	0.5
62,000	@	Carrizo Oil & Gas, Inc.	1,764,520	1.0
27,400	@	Dril-Quip, Inc.	1,948,962	1.2
20,000		HollyFrontier Corp.	465,000	0.3
81,300	@	Key Energy Services,
		Inc.	1,227,630	0.7
126,400	@	McMoRan Exploration
		Co.	2,019,872	1.2
28,300	@	Rosetta Resources,
		Inc.	1,537,822	0.9
49,700	@	Swift Energy Co.	1,460,683	0.9
23,800	@	Unit Corp.	1,204,756	0.7
29,500		World Fuel Services
		Corp.	1,264,665	0.8
			15,226,490	9.1

		Financials: 8.2%
14,800	@	Affiliated Managers
		Group, Inc.	1,399,636	0.8
67,980	@	DFC Global Corp.	$1,233,837	0.7
12,400		Digital Realty Trust, Inc.	787,400	0.5
47,737	@	Ezcorp, Inc.	1,388,669	0.8
296,134		Hersha Hospitality
		Trust	1,273,376	0.8
16,200		Home Properties, Inc.	890,514	0.5
21,067	@	Portfolio Recovery
		Associates, Inc.	1,461,418	0.9
28,641	@	Signature Bank	1,673,494	1.0
3,677	@	Stifel Financial Corp.	116,561	0.1
29,900	@	SVB Financial Group	1,406,496	0.8
77,100		Tanger Factory Outlet
		Centers, Inc.	2,185,785	1.3
			13,817,186	8.2

		Health Care: 17.8%
23,100	@	Acorda Therapeutics,
		Inc.	534,765	0.3
54,551	@	Anthera
		Pharmaceuticals, Inc.	317,487	0.2
37,600	@	Auxilium
		Pharmaceuticals, Inc.	655,368	0.4
10,100	@	BioMarin
		Pharmaceuticals, Inc.	349,662	0.2
7,709	@	Bio-Rad Laboratories,
		Inc.	726,959	0.4
46,434	@	Centene Corp.	1,797,460	1.1
33,800		Chemed Corp.	1,813,708	1.1
22,400	@	Cubist
		Pharmaceuticals, Inc.	863,968	0.5
23,833	@	Haemonetics Corp.	1,411,628	0.8
64,644	@	Healthsouth Corp.	1,117,048	0.7
53,700	@	Impax Laboratories,
		Inc.	1,081,518	0.6
49,800	@,L	Incyte Corp., Ltd.	685,746	0.4
31,100	@	InterMune, Inc.	564,776	0.3
21,236	@	IPC The Hospitalist
		Co., Inc.	978,980	0.6
20,200	@	Luminex Corp.	419,352	0.2
27,600	@	MedAssets, Inc.	263,856	0.2
36,500	@	Medicines Co.	690,215	0.4
17,040	@	Mednax, Inc.	1,148,496	0.7
31,107		Meridian Bioscience,
		Inc.	595,077	0.4
56,225	@	Merit Medical Systems,
		Inc.	780,965	0.5
34,100	@	Momenta
		Pharmaceuticals, Inc.	512,864	0.3
88,122	@,L	Nektar Therapeutics	440,610	0.3
22,474	@	Neogen Corp.	791,759	0.5
32,600	@	Omnicell, Inc.	526,816	0.3
28,204	@,L	OncoGenex
		Pharmaceutical, Inc.	336,192	0.2
29,400	@	Onyx Pharmaceuticals,
		Inc.	1,296,540	0.8
68,700	@	Optimer
		Pharmaceuticals, Inc.	791,424	0.5
42,000		Owens & Minor, Inc.	1,293,600	0.8
36,300	@	PSS World Medical,
		Inc.	884,994	0.5
20,900	@	Salix Pharmaceuticals
		Ltd.	922,526	0.5
69,462	@,L	Savient
		Pharmaceuticals, Inc.	174,350	0.1
12,000	@,L	Seattle Genetics, Inc.	199,560	0.1
14,129	@	SonoSite, Inc.	584,940	0.3
20,346		Steris Corp.	611,804	0.4

See Accompanying Notes to Financial Statements

12

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND	AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: (continued)
		Health Care: (continued)
39,800	@	Thoratec Corp.	$1,210,716	0.7
30,099		Universal Health
		Services, Inc.	1,210,582	0.7
35,293	@	Vanda
		Pharmaceuticals, Inc.	176,112	0.1
103,822	@	Vical, Inc.	457,855	0.3
60,800	@,L	Vivus, Inc.	615,904	0.4
			29,836,182	17.8

		Industrials: 17.9%
67,616		Actuant Corp.	1,549,759	0.9
44,300		Acuity Brands, Inc.	2,226,075	1.3
4,779	@	Advisory Board Co.	345,904	0.2
21,285	@	Allegiant Travel Co.	1,108,523	0.7
31,292	@	Clean Harbors, Inc.	1,876,581	1.1
37,300	@	EnPro Industries, Inc.	1,248,431	0.7
36,300	@	Genesee & Wyoming,
		Inc.	2,216,841	1.3
49,400	@	Geo Group, Inc.	874,380	0.5
41,857		Gorman-Rupp Co.	1,233,944	0.7
48,995		Healthcare Services
		Group	884,850	0.5
39,600	@	Hexcel Corp.	986,832	0.6
30,900	@	HUB Group, Inc.	920,202	0.5
96,700		Knight Transportation,
		Inc.	1,446,632	0.9
24,500		Regal-Beloit Corp.	1,290,170	0.8
44,338		Simpson Manufacturing
		Co., Inc.	1,467,588	0.9
62,905	@	SYKES Enterprises,
		Inc.	1,024,722	0.6
29,300	@	Teledyne Technologies,
		Inc.	1,660,724	1.0
28,400		Toro Co.	1,603,748	1.0
60,912	@	TrueBlue, Inc.	783,937	0.5
33,666		Waste Connections,
		Inc.	1,103,235	0.7
28,100		Watsco, Inc.	1,784,350	1.1
56,500		Woodward Governor
		Co.	2,392,210	1.4
			30,029,638	17.9

		Information Technology: 21.7%
54,000		Adtran, Inc.	1,783,620	1.1
77,785	@	Advanced Energy
		Industries, Inc.	776,294	0.5
26,294	@	Ansys, Inc.	1,629,439	1.0
37,100	@	Ariba, Inc.	1,125,985	0.7
75,300	@,L	Aruba Networks, Inc.	1,588,830	1.0
110,600	@	Aspen Technology, Inc.	1,974,210	1.2
45,386		Blackbaud, Inc.	1,334,802	0.8
18,300		Cognex Corp.	652,761	0.4
34,564	@	Concur Technologies,
		Inc.	1,632,458	1.0
93,838	@	Formfactor, Inc.	555,521	0.3
50,800	@	Fortinet, Inc.	1,218,692	0.7
27,100	@	Informatica Corp.	1,218,281	0.7
206,000	@	Integrated Device
		Technology, Inc.	1,194,800	0.7
24,800	@	LogMeIn, Inc.	1,066,648	0.6
28,833	@,L	Meru Networks, Inc.	135,515	0.1
27,400	@	Micros Systems, Inc.	1,292,458	0.8
43,900		MKS Instruments, Inc.	$1,179,154	0.7
61,200	@	Monolithic Power
		Systems, Inc.	736,848	0.4
25,600	@	Multi-Fineline
		Electronix, Inc.	535,808	0.3
44,370		National Instruments
		Corp.	1,166,931	0.7
8,100	@	Netlogic Microsystems,
		Inc.	400,302	0.2
41,600	@	Netscout Systems, Inc.	735,072	0.4
103,100	@	Parametric Technology
		Corp.	2,147,573	1.3
46,038	@	Plexus Corp.	1,249,932	0.7
43,300	@	Polycom, Inc.	731,770	0.4
25,800	@	Quest Software, Inc.	466,206	0.3
41,400	@	Riverbed Technolgoy,
		Inc.	1,076,400	0.6
64,200	@	Semtech Corp.	1,489,440	0.9
36,900	@	SolarWinds, Inc.	1,209,951	0.7
82,100	@	SuccessFactors, Inc.	2,101,760	1.3
9,663	@	Synaptics, Inc.	313,661	0.2
52,700	@	Taleo Corp.	1,706,953	1.0
			36,428,075	21.7

		Materials: 3.2%
33,400		Buckeye Technologies,
		Inc.	1,034,732	0.6
67,300		Commercial Metals Co.	940,854	0.6
43,500		HB Fuller Co.	1,003,110	0.6
19,387		Minerals Technologies,
		Inc.	1,124,446	0.7
68,400		Worthington Industries	1,203,156	0.7
			5,306,298	3.2

		Telecommunications: 1.0%
60,096		Alaska
		Communications
		Systems Group, Inc.	321,514	0.2
32,000	@	SBA Communications
		Corp.	1,308,480	0.8
			1,629,994	1.0

	Total Common Stock
	(Cost $150,874,949)		159,750,566	95.3

EXCHANGE-TRADED FUNDS: 2.8%
55,503		iShares Russell 2000
		Growth Index Fund	4,701,104	2.8

	Total Exchange-Traded
	Funds
	(Cost $4,827,286)		4,701,104	2.8

	Total Long-Term
	Investments
	(Cost $155,702,235)		164,451,670	98.1

See Accompanying Notes to Financial Statements

13

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND	AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

			Percentage
Principal			of Net
Amount†		Value	Assets

SHORT-TERM INVESTMENTS: 3.4%
	Securities Lending Collateralcc(1): 3.1%
1,240,716	Barclays Bank PLC,
	Repurchase Agreement
	dated 11/30/11, 0.11%,
	due 12/01/11 (Principal
	Amount $1,240,716,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 0.320%-
	4.500%, Market Value
	plus accrued interest
	$1,265,545, due
	12/03/11-11/10/31)	$1,240,716	0.7
1,240,716	Cantor Fitzgerald,
	Repurchase Agreement
	dated 11/30/11, 0.15%,
	due 12/01/11 (Principal
	Amount $1,240,716,
	collateralized by
	various U.S.
	Government and U.S.
	Government Agency
	Obligations, 0.000%-
	6.819%, Market Value
	plus accrued interest
	$1,265,531, due
	12/22/11-08/01/45)	1,240,716	0.7
1,240,716	Goldman Sachs & Co.,
	Repurchase Agreement
	dated 11/30/11, 0.13%,
	due 12/01/11 (Principal
	Amount $1,240,716,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 3.500%-
	6.000%, Market Value
	plus accrued interest
	$1,266,864, due
	09/01/18-09/01/41)	1,240,716	0.8
261,203	Mizuho Securities USA
	Inc., Repurchase
	Agreement dated
	11/30/11, 0.17%, due
	12/01/11 (Principal
	Amount $261,203,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 0.000%-
	9.000%, Market Value
	plus accrued interest
	$266,427, due
	11/01/22-02/25/44)	261,203	0.2
1,240,716	Morgan Stanley,
	Repurchase Agreement
	dated 11/30/11, 0.14%,
	due 12/01/11 (Principal
	Amount $1,240,716,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 1.964%-
	5.915%, Market Value
	plus accrued interest
	$1,265,530, due
	08/01/19-11/01/41)	$1,240,716	0.7
		5,224,067	3.1

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 0.3%
418,000	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $418,000)	418,000	0.3

	Total Short-Term
	Investments
	(Cost $5,642,067)	5,642,067	3.4

	Total Investments in
	Securities
	(Cost $161,344,302)	$170,093,737	101.5
	Liabilities in Excess of
	Other Assets	(2,557,369)	(1.5)
	Net Assets	$167,536,368	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $164,095,904.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,020,791
Gross Unrealized Depreciation	(10,022,958)

Net Unrealized appreciation	$5,997,833

See Accompanying Notes to Financial Statements

14

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND	AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended November 30, 2011:

	Beginning Balance			Accrued Discounts/	Total Realized	Total Unrealized Appreciation/	Transfers Into	Transfers Out of	Ending Balance
	5/31/2011	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciaiion)	Level 3	Level 3	11/30/2011
Asset TabIe
Investment, at value
Short-Term Investments	$290,336	$—	$(290,336)	$—	$(72,584)	$72,584	$—	$—	$—
Total Investments, at value	$290,336	$—	$(290,336)	$—	$(72,584)	$72,584	$—	$—	$—

As of November 30, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

15

PORTFOLIO OF INVESTMENTS
ING VALUE CHOICE FUND	AS OF NOVEMBER 30, 2011 (UNAUDITED)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 92.5%
		Consumer Discretionary: 2.5%
787,000		Best Buy Co., Inc.	$21,319,830	2.5

		Consumer Staples: 6.2%
174,000		Archer-Daniels-
		Midland Co.	5,240,880	0.6
218,526		Cresud SACIF y A
		ADR	2,403,786	0.3
872,000	@	Dean Foods Co.	8,859,520	1.0
395,500		Kroger Co.	9,167,690	1.0
488,100		Wal-Mart Stores, Inc.	28,749,090	3.3
			54,420,966	6.2

		Energy: 14.3%
1,152,000		Arch Coal, Inc.	18,881,280	2.2
1,534,100		Cameco Corp.	29,055,854	3.3
652,500		Chesapeake Energy
		Corp.	16,534,350	1.9
265,000		Consol Energy, Inc.	11,034,600	1.3
149,000		Devon Energy Corp.	9,753,540	1.1
240,200		Hess Corp.	14,464,844	1.7
681,266		Nexen, Inc.	11,288,578	1.3
97,995		Petrobras Argentina
		SA ADR	1,293,534	0.1
416,000		Suncor Energy, Inc.	12,488,320	1.4
			124,794,900	14.3

		Financials: 8.2%
811,000	@	American International
		Group, Inc.	18,904,410	2.2
276,240		Axis Capital Holdings
		Ltd.	8,820,343	1.0
237,659		CNA Financial Corp.	6,217,159	0.7
147,000		Endurance Specialty
		Holdings Ltd.	5,316,990	0.6
274,201		MS&AD Insurance
		Group Holdings ADR	2,665,234	0.3
237,400		Northern Trust Corp.	8,933,362	1.0
1,456,000		Old Republic
		International Corp.	11,968,320	1.4
2,890,000		Sumitomo Mitsui Trust
		Holdings, Inc. ADR	8,698,900	1.0
			71,524,718	8.2

		Health Care: 5.3%
788,000		Eli Lilly & Co.	29,825,800	3.4
213,000	@	Forest Laboratories,
		Inc.	6,381,480	0.8
268,000		Merck & Co., Inc.	9,581,000	1.1
			45,788,280	5.3

		Industrials: 9.6%
137,280	@	AGCO Corp.	6,280,560	0.7
158,500		Alliant Techsystems,
		Inc.	9,326,140	1.1
868,460		East Japan Railway
		Co. ADR	8,832,238	1.0
502,000		Finmeccanica SpA
		ADR	1,049,180	0.1
72,000		Japan Steel Works
		Ltd./The ADR	4,568,400	0.5
55,304	@	Layne Christensen Co.	1,383,706	0.2
114,200		Lockheed Martin Corp.	$8,924,730	1.0
633,000	@	Shaw Group, Inc.	15,711,060	1.8
752,000		Skywest, Inc.	9,121,760	1.1
1,600,000		Southwest Airlines Co.	13,408,000	1.5
46,000		Union Pacific Corp.	4,756,860	0.6
			83,362,634	9.6

		Information Technology: 10.0%
665,000		Cisco Systems, Inc.	12,395,600	1.4
491,000		Computer Sciences
		Corp.	11,995,130	1.4
814,000	@	Ingram Micro, Inc.	14,660,140	1.7
954,800		Microsoft Corp.	24,423,784	2.8
197,000	@	Tech Data Corp.	9,698,310	1.1
483,500	@	Western Digital Corp.	14,055,345	1.6
			87,228,309	10.0

		Materials: 22.6%
122,000		AngloGold Ashanti Ltd
		ADR	5,851,120	0.7
664,700		Barrick Gold Corp.	35,149,336	4.0
135,500		Freeport-McMoRan
		Copper & Gold, Inc.	5,365,800	0.6
480,373	@	Georgia Gulf Corp.	9,227,965	1.0
239,300	@	Geovic Mining Corp.	50,253	0.0
552,700		Gold Fields Ltd. ADR	9,362,738	1.1
219,742	@	Ivanhoe Mines Ltd.	4,737,638	0.5
2,038,500		Kinross Gold Corp.	28,477,845	3.3
82,000		Mosaic Co/The	4,326,320	0.5
568,700		Newcrest Mining Ltd.
		ADR	20,706,367	2.4
500,300		Newmont Mining Corp.	34,460,664	3.9
1,193,000	@,L	Novagold Resources,
		Inc.	13,707,570	1.6
6,970,238	@	Polyus Gold
		International Ltd. GDR	20,910,714	2.4
337,211	@	Silver Standard
		Resources, Inc.	4,960,374	0.6
			197,294,704	22.6

		Telecommunications: 3.6%
525,000		KT Corp. ADR	8,426,250	1.0
290,000		SK Telecom Co., Ltd.
		ADR	4,289,100	0.5
178,700		TELUS Corp.	9,160,162	1.0
749,950	@	Turkcell Iletisim
		Hizmet AS ADR	9,449,370	1.1
			31,324,882	3.6

		Utilities: 10.2%
559,200		Ameren Corp.	18,906,552	2.2
2,355,500		EDF SA ADR	12,601,925	1.5
935,000	L	Centrais Eletricas
		Brasileiras SA ADR	12,529,000	1.4
504,740		Exelon Corp.	22,365,029	2.6
975,000		Korea Electric Power
		Corp. ADR	10,822,500	1.2
162,000	L,X	Mirant Corp.	–	–
2,882,900		Federal
		Hydrogenerating Co.
		JSC ADR	11,592,141	1.3
			88,817,147	10.2

	Total Common Stock
	(Cost $778,218,599)		805,876,370	92.5

See Accompanying Notes to Financial Statements

16

PORTFOLIO OF INVESTMENTS
ING VALUE CHOICE FUND	AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

				Percentage
				of Net
Shares			Value	Assets
PREFERRED STOCK: 2.2%
		Health Care: 1.5%
305,200	P	Omnicare, Inc.	$13,538,672	1.5

		Information Technology: 0.7%
9,900	P	Lucent Technologies
		Capital Trust I	6,187,500	0.7

	Total Preferred Stock
	(Cost $19,424,655)		19,726,172	2.2

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: 2.7%
	Consumer Discretionary: 0.5%
3,852,000	JetBlue Airways Corp.,
	6.750%, 10/15/39	4,444,245	0.5

	Energy: 1.0%
1,817,000	Gold Reserve, Inc.,
	5.500%, 06/15/22	1,499,025	0.2
1,306,000	Goodrich Petroleum
	Corp., 5.000%,
	10/01/29	1,227,640	0.1
11,743,000	USEC, Inc., 3.000%,
	10/01/14	6,091,681	0.7
		8,818,346	1.0

	Information Technology: 1.2%
11,435,000	Alcatel-Lucent USA,
	Inc., 2.875%, 06/15/25	10,005,625	1.2

	Total Corporate
	Bonds/Notes
	(Cost $28,367,718)	23,268,216	2.7

	Total Long-Term
	Investments
	(Cost $826,010,972)	848,870,758	97.4

SHORT-TERM INVESTMENTS: 5.2%
	Securities Lending Collateralcc(1): 2.2%
4,546,768	Barclays Bank PLC,
	Repurchase
	Agreement dated
	11/30/11, 0.11%, due
	12/01/11 (Principal
	Amount $4,546,768,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 0.320%-
	4.500%, Market Value
	plus accrued interest
	$4,637,758, due
	12/03/11-11/10/31)	4,546,768	0.5
4,546,768	Cantor Fitzgerald,
	Repurchase
	Agreement dated
	11/30/11, 0.15%, due
	12/01/11 (Principal
	Amount $4,546,768,
	collateralized by
	various U.S.
	Government and U.S.
	Government Agency
	Obligations, 0.000%-
	6.819%, Market Value
	plus accrued interest
	$4,637,705, due
	12/22/11-08/01/45)	$4,546,768	0.5
4,546,768	Goldman Sachs & Co.,
	Repurchase
	Agreement dated
	11/30/11, 0.13%, due
	12/01/11 (Principal
	Amount $4,546,768,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 3.500%-
	6.000%, Market Value
	plus accrued interest
	$4,642,590, due
	09/01/18-09/01/41)	4,546,768	0.6
957,214	Mizuho Securities USA
	Inc., Repurchase
	Agreement dated
	11/30/11, 0.17%, due
	12/01/11 (Principal
	Amount $957,214,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 0.000%-
	9.000%, Market Value
	plus accrued interest
	$976,358, due
	11/01/22-02/25/44)	957,214	0.1
4,546,768	Morgan Stanley,
	Repurchase
	Agreement dated
	11/30/11, 0.14%, due
	12/01/11 (Principal
	Amount $4,546,768,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 1.964%-
	5.915%, Market Value
	plus accrued interest
	$4,637,703, due
	08/01/19-11/01/41)	4,546,768	0.5
		19,144,286	2.2

See Accompanying Notes to Financial Statements

17

PORTFOLIO OF INVESTMENTS
ING VALUE CHOICE FUND	AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 3.0%
25,976,622	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $25,976,622)	$25,976,622	3.0

	Total Short-Term
	Investments
	(Cost $45,120,908)	45,120,908	5.2

	Total Investments in
	Securities
	(Cost $871,131,880)	$893,991,666	102.6
	Liabilities in Excess of
	Other Assets	(22,451,717)	(2.6)
	Net Assets	$871,539,949	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $877,214,153.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$85,623,147
Gross Unrealized Depreciation	(68,845,634)

Net Unrealized appreciation	$16,777,513

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended November 30, 2011:

	Beginning Balance 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciaiion)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 11/30/2011
Asset TabIe
Investment, at value
Short-Term Investments	$450,136	$—	$(450,136)	$—	$(112,534)	$112,534	$—	$—	$—
Total Investments, at value	$450,136	$—	$(450,136)	$—	$(112,534)	$112,534	$—	$—	$—

As of November 30, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

18

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Equity Trust
By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Date: February 3, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Date: February 3, 2012

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer
Date: February 3, 2012